Everlake Life Variable Life Separate Account A

Financial Statements as of December 31, 2025 and for the years ended December 31, 2025 and 2024 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Audit and Risk Committee of the Board of Directors of
Everlake US Holdings Company and the Policyholders of
Everlake Life Variable Life Separate Account A
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of net assets for each of the sub-accounts of Everlake Life Variable Life Separate Account A (the "Account") listed in Appendix A, as of December 31, 2025, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2025, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
April 6, 2026
We have served as the auditor of Everlake Life Insurance Company (the sponsor company) since 2001.

Everlake Life Variable Life Separate Account A                                             Appendix A

Sub-account	Statements of Net Assets	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
BNY Mellon Stock Index Fund, Inc. Initial Shares	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
BNY Mellon VIF Government Money Market Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
BNY Mellon VIF Growth & Income Initial Shares	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
DWS Capital Growth VIP Class A	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
DWS CROCI® International VIP Class A	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
DWS Global Income Builder VIP Class A II	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
DWS Government Money Market VIP Class A II	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Fidelity® VIP Asset Manager 70% Portfolio Initial Class!	-	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Fidelity® VIP ContrafundSM Portfolio Initial Class	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Fidelity® VIP Equity-Income PortfolioSM Initial Class	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Fidelity® VIP Growth Portfolio Initial Class	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Fidelity® VIP High Income Portfolio Initial Class	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Franklin Templeton Developing Markets VIP Fund Class 2	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Franklin Templeton Foreign VIP Fund Class 2	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Franklin Templeton Growth VIP Fund Class 2	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Franklin Templeton Mutual Shares VIP Fund Class 2	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Goldman Sachs VIT International Equity Insights Fund	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Goldman Sachs VIT Small Cap Equity Insights Fund	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Goldman Sachs VIT Strategic Growth **	-	-	-	-
Goldman Sachs VIT U.S. Equity Insights Fund	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. American Franchise	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. American Value	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Comstock	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Core Equity	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Core Plus Bond	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Discovery Large Cap Fund - Series I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Diversified Dividend	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the Period April 29, 2022* to December 31, 2022 and for Three Years Ended December 31, 2025
Invesco V.I. Equity and Income	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. EQV International Equity Fund - Series I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Global Core Equity	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Global Fund - Series I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Global Strategic Income Fund - Series I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Government Money Market Fund Series I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Government Securities	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. High Yield	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Main Street Fund® - Series I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Invesco V.I. Main Street Mid Cap Fund - Series I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Everlake Life Variable Life Separate Account A                                             Appendix A

Sub-account	Statements of Net Assets	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Invesco V.I. Technology	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
LVIP American Century Balanced Fund-Standard Class II	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
LVIP American Century International Fund-Standard Class II	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
MFS® VIT Growth Series Initial Class	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
MFS® VIT Investors Trust Series Initial Class	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
MFS® VIT New Discovery Series Initial Class	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
MFS® VIT Research Series Initial Class	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
MFS® VIT Utilities Series Initial Class	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Morgan Stanley VIF Emerging Markets Class I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Morgan Stanley VIF Global Strategist Portfolio Class I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Morgan Stanley VIF Growth Class I	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Putnam VT Global Health Care Fund Class IB	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Putnam VT International Equity Fund Class IB	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Putnam VT Large Cap Growth Fund - Class IB	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Putnam VT Large Cap Value Fund - Class IB	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Putnam VT Research Fund Class IB	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

* represents the date the sub-account commenced operations
** sub-account was available but did not have net assets at December 31, 2025 and did not have any activity for the year ended December 31, 2025
! sub-account was available, but had no net assets as of December 31, 2025

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

		BNY Mellon		BNY Mellon
	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF	VIF Growth	DWS Capital	DWS CROCI®
	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money	& Income	Growth	International
	Initial Shares	Initial Shares	Market Portfolio	Initial Shares	VIP Class A	VIP Class A
ASSETS
Investments, at fair value	$2,652,737	$213,014	$489,615	$209,624	$12,358,259	$922,598
Total assets	$2,652,737	$213,014	$489,615	$209,624	$12,358,259	$922,598
NET ASSETS
Accumulation units	$2,652,737	$213,014	$489,615	$209,624	$12,358,259	$922,598
Total net assets	$2,652,737	$213,014	$489,615	$209,624	$12,358,259	$922,598
FUND SHARE INFORMATION
Number of shares	30,439	3,641	489,615	5,270	287,669	88,541
Cost of investments	$1,428,033	$136,104	$489,615	$147,207	$10,581,089	$787,282
ACCUMULATION UNIT VALUE [1]
Lowest	$72.15	$57.47	$13.67	$78.74	$33.48	$5.18
Highest	$72.15	$57.47	$13.67	$78.74	$33.48	$5.18

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

		BNY Mellon		BNY Mellon
	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF	VIF Growth	DWS Capital	DWS CROCI®
	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money	& Income	Growth	International
	Initial Shares	Initial Shares	Market Portfolio	Initial Shares	VIP Class A	VIP Class A
NET INVESTMENT INCOME (LOSS)
Dividends	$26,073	$731	$19,168	$971	$6,041	$21,302
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(22,792)	(2,333)	(4,475)	(1,939)	(105,529)	(7,084)
Policy administration	—	—	—	—	(46,902)	(3,149)
Net investment income (loss)	3,281	(1,602)	14,693	(968)	(146,390)	11,069
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	382,172	170,151	111,764	51,575	4,376,991	34,329
Cost of investments sold	214,980	119,765	111,764	39,327	4,353,880	35,745
Realized gains (losses) on fund shares	167,192	50,386	—	12,248	23,111	(1,416)
Realized gain distributions	144,000	23,365	—	18,472	1,408,950	—
Net realized gains (losses)	311,192	73,751	—	30,720	1,432,061	(1,416)
Change in unrealized gains (losses)	72,313	(46,517)	(1)	1,264	(353,693)	266,552
Net realized and change in unrealized gains (losses) on investments	383,505	27,234	(1)	31,984	1,078,368	265,136
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$386,786	$25,632	$14,692	$31,016	$931,978	$276,205

1The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2025.

See notes to financial statements.

3

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

			Fidelity® VIP Asset	Fidelity®	Fidelity®	Fidelity®
	DWS Global	DWS Government	Manager 70%	VIP ContrafundSM	VIP Equity-Income	VIP Growth
	Income Builder	Money Market	Portfolio	Portfolio	PortfolioSM	Portfolio
	VIP Class A II	VIP Class A II	Initial Class*	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$2,217,041	$215,368	$—	$1,594,363	$641,047	$988,398
Total assets	$2,217,041	$215,368	$—	$1,594,363	$641,047	$988,398
NET ASSETS
Accumulation units	$2,217,041	$215,368	$—	$1,594,363	$641,047	$988,398
Total net assets	$2,217,041	$215,368	$—	$1,594,363	$641,047	$988,398
FUND SHARE INFORMATION
Number of shares	99,196	215,368	—	26,622	21,782	10,115
Cost of investments	$2,141,485	$215,368	$—	$1,049,189	$501,820	$772,345
ACCUMULATION UNIT VALUE
Lowest	$25.64	$10.23	$—	$149.89	$55.23	$124.29
Highest	$25.64	$10.23	$—	$149.89	$55.23	$124.29

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

			Fidelity® VIP Asset	Fidelity®	Fidelity®	Fidelity®
	DWS Global	DWS Government	Manager 70%	VIP ContrafundSM	VIP Equity-Income	VIP Growth
	Income Builder	Money Market	Portfolio	Portfolio	PortfolioSM	Portfolio
	VIP Class A II	VIP Class A II	Initial Class*	Initial Class	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$90,953	$14,602	$56	$2,080	$10,889	$2,722
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(18,438)	(3,624)	(254)	(13,609)	(5,688)	(8,560)
Policy administration	(8,194)	(1,611)	—	—	—	—
Net investment income (loss)	64,321	9,367	(198)	(11,529)	5,201	(5,838)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	44,774	3,800,907	95,077	207,876	127,159	164,907
Cost of investments sold	44,748	3,800,907	70,817	131,605	102,936	130,306
Realized gains (losses) on fund shares	26	—	24,260	76,271	24,223	34,601
Realized gain distributions	260,398	—	3,410	241,674	34,299	122,239
Net realized gains (losses)	260,424	—	27,670	317,945	58,522	156,840
Change in unrealized gains (losses)	(48,374)	—	(31,855)	(38,995)	38,724	(43,180)
Net realized and change in unrealized gains (losses) on investments	212,050	—	(4,185)	278,950	97,246	113,660
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$276,371	$9,367	$(4,383)	$267,421	$102,447	$107,822

See notes to financial statements.

4

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

	Fidelity®	Franklin Templeton				Franklin Templeton
	VIP High	Developing	Franklin Templeton	Franklin Templeton	Franklin Templeton	Small-Mid Cap
	Income Portfolio	Markets	Foreign	Growth	Mutual Shares	Growth
	Initial Class	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
ASSETS
Investments, at fair value	$116,055	$45,035	$105,537	$20,657	$260,744	$193,484
Total assets	$116,055	$45,035	$105,537	$20,657	$260,744	$193,484
NET ASSETS
Accumulation units	$116,055	$45,035	$105,537	$20,657	$260,744	$193,484
Total net assets	$116,055	$45,035	$105,537	$20,657	$260,744	$193,484
FUND SHARE INFORMATION
Number of shares	23,782	3,728	6,507	1,460	16,195	13,521
Cost of investments	$130,537	$34,327	$88,007	$17,281	$258,756	$209,069
ACCUMULATION UNIT VALUE
Lowest	$25.82	$43.74	$21.31	$29.06	$40.62	$30.26
Highest	$25.82	$43.74	$21.31	$29.06	$40.62	$30.26

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

	Fidelity®	Franklin Templeton				Franklin Templeton
	VIP High	Developing	Franklin Templeton	Franklin Templeton	Franklin Templeton	Small-Mid Cap
	Income Portfolio	Markets	Foreign	Growth	Mutual Shares	Growth
	Initial Class	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$7,397	$245	$2,311	$195	$5,022	$—
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(1,299)	(404)	(956)	(193)	(2,196)	(1,820)
Policy administration	—	—	—	—	—	—
Net investment income (loss)	6,098	(159)	1,355	2	2,826	(1,820)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	51,910	13,445	31,975	6,043	10,868	21,032
Cost of investments sold	57,029	11,330	29,976	5,380	10,691	22,346
Realized gains (losses) on fund shares	(5,119)	2,115	1,999	663	177	(1,314)
Realized gain distributions	—	764	6,454	1,677	24,743	11,612
Net realized gains (losses)	(5,119)	2,879	8,453	2,340	24,920	10,298
Change in unrealized gains (losses)	12,090	14,292	14,772	2,119	(3,524)	(3,966)
Net realized and change in unrealized gains (losses) on investments	6,971	17,171	23,225	4,459	21,396	6,332
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$13,069	$17,012	$24,580	$4,461	$24,222	$4,512

See notes to financial statements.

5

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

	Goldman Sachs	Goldman Sachs
	VIT	VIT	Goldman Sachs	Invesco V.I.	Invesco V.I.	Invesco V.I.
	International Equity	Small Cap Equity	VIT U.S. Equity	American	American	Discovery Large Cap
	Insights Fund	Insights Fund	Insights Fund	Franchise	Value	Fund - Series I*
ASSETS
Investments, at fair value	$13,579	$71,129	$16,936	$4,022,143	$677,317	$237,864
Total assets	$13,579	$71,129	$16,936	$4,022,143	$677,317	$237,864
NET ASSETS
Accumulation units	$13,579	$71,129	$16,936	$4,022,143	$677,317	$237,864
Total net assets	$13,579	$71,129	$16,936	$4,022,143	$677,317	$237,864
FUND SHARE INFORMATION
Number of shares	1,307	4,981	777	49,656	37,318	3,761
Cost of investments	$12,379	$62,887	$13,196	$2,692,788	$611,277	$173,817
ACCUMULATION UNIT VALUE
Lowest	$21.46	$56.19	$49.83	$54.87	$18.09	$45.95
Highest	$21.46	$56.19	$49.83	$71.03	$65.17	$45.95

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

	Goldman Sachs	Goldman Sachs
	VIT	VIT	Goldman Sachs	Invesco V.I.	Invesco V.I.	Invesco V.I.
	International Equity	Small Cap Equity	VIT U.S. Equity	American	American	Discovery Large Cap
	Insights Fund	Insights Fund	Insights Fund	Franchise	Value	Fund - Series I*
NET INVESTMENT INCOME (LOSS)
Dividends	$327	$484	$111	$—	$2,863	$—
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(107)	(580)	(206)	(39,596)	(5,634)	(2,027)
Policy administration	—	—	—	—	—	—
Net investment income (loss)	220	(96)	(95)	(39,596)	(2,771)	(2,027)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	212	30,074	10,825	1,305,614	164,927	84,572
Cost of investments sold	213	28,312	7,136	820,935	141,783	57,918
Realized gains (losses) on fund shares	(1)	1,762	3,689	484,679	23,144	26,654
Realized gain distributions	1,605	5,509	2,108	390,951	95,537	27,176
Net realized gains (losses)	1,604	7,271	5,797	875,630	118,681	53,830
Change in unrealized gains (losses)	1,876	1,775	(2,369)	(385,846)	580	(26,533)
Net realized and change in unrealized gains (losses) on investments	3,480	9,046	3,428	489,784	119,261	27,297
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$3,700	$8,950	$3,333	$450,188	$116,490	$25,270

See notes to financial statements.

6

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

				Invesco V.I.		Invesco V.I.
			Invesco V.I.	Discovery Mid Cap	Invesco V.I.	Equally-Weighted
	Invesco V.I.	Invesco V.I.	Core	Growth Fund	Diversified	S&P 500 Fund
	Comstock	Core Equity	Plus Bond	- Series I	Dividend	- Series I
ASSETS
Investments, at fair value	$89,725	$2,605,529	$336,955	$181,704	$1,126,590	$752,199
Total assets	$89,725	$2,605,529	$336,955	$181,704	$1,126,590	$752,199
NET ASSETS
Accumulation units	$89,725	$2,605,529	$336,955	$181,704	$1,126,590	$752,199
Total net assets	$89,725	$2,605,529	$336,955	$181,704	$1,126,590	$752,199
FUND SHARE INFORMATION
Number of shares	4,189	72,316	57,599	2,416	41,388	26,200
Cost of investments	$68,863	$2,090,686	$402,934	$169,844	$892,616	$720,218
ACCUMULATION UNIT VALUE
Lowest	$40.52	$51.34	$17.86	$17.06	$46.61	$13.37
Highest	$40.52	$59.23	$18.91	$22.09	$46.61	$13.37

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

				Invesco V.I.		Invesco V.I.
			Invesco V.I.	Discovery Mid Cap	Invesco V.I.	Equally-Weighted
	Invesco V.I.	Invesco V.I.	Core	Growth Fund	Diversified	S&P 500 Fund
	Comstock	Core Equity	Plus Bond	- Series I	Dividend	- Series I
NET INVESTMENT INCOME (LOSS)
Dividends	$1,419	$16,141	$18,854	$—	$17,289	$13,743
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(860)	(23,033)	(3,987)	(1,830)	(10,419)	(7,766)
Policy administration	—	—	—	—	—	—
Net investment income (loss)	559	(6,892)	14,867	(1,830)	6,870	5,977
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	23,630	466,424	185,290	74,037	265,087	231,329
Cost of investments sold	16,469	377,047	224,756	60,619	201,420	227,967
Realized gains (losses) on fund shares	7,161	89,377	(39,466)	13,418	63,667	3,362
Realized gain distributions	8,947	185,815	—	16,670	82,662	67,153
Net realized gains (losses)	16,108	275,192	(39,466)	30,088	146,329	70,515
Change in unrealized gains (losses)	(2,235)	90,801	50,256	(18,911)	3,630	476
Net realized and change in unrealized gains (losses) on investments	13,873	365,993	10,790	11,177	149,959	70,991
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$14,432	$359,101	$25,657	$9,347	$156,829	$76,968

See notes to financial statements.

7

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

		Invesco V.I.			Invesco V.I.	Invesco V.I.
		EQV International	Invesco V.I.	Invesco V.I.	Global Strategic	Government
	Invesco V.I.	Equity Fund	Global	Global Fund	Income Fund	Money Market
	Equity and Income	- Series I	Core Equity	- Series I	- Series I	Fund Series I
ASSETS
Investments, at fair value	$2,642,309	$413,334	$441,307	$132,459	$290,195	$1,531,011
Total assets	$2,642,309	$413,334	$441,307	$132,459	$290,195	$1,531,011
NET ASSETS
Accumulation units	$2,642,309	$413,334	$441,307	$132,459	$290,195	$1,531,011
Total net assets	$2,642,309	$413,334	$441,307	$132,459	$290,195	$1,531,011
FUND SHARE INFORMATION
Number of shares	144,626	11,447	37,431	3,490	63,500	1,531,011
Cost of investments	$2,400,331	$330,229	$345,660	$117,812	$305,351	$1,531,011
ACCUMULATION UNIT VALUE
Lowest	$28.45	$31.18	$23.33	$50.93	$25.09	$11.12
Highest	$28.45	$37.85	$29.12	$50.93	$25.09	$13.44

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

		Invesco V.I.			Invesco V.I.	Invesco V.I.
		EQV International	Invesco V.I.	Invesco V.I.	Global Strategic	Government
	Invesco V.I.	Equity Fund	Global	Global Fund	Income Fund	Money Market
	Equity and Income	- Series I	Core Equity	- Series I	- Series I	Fund Series I
NET INVESTMENT INCOME (LOSS)
Dividends	$57,183	$5,829	$5,900	$—	$19,132	$68,410
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(25,822)	(3,879)	(3,917)	(1,182)	(2,955)	(15,577)
Policy administration	—	—	—	—	—	—
Net investment income (loss)	31,361	1,950	1,983	(1,182)	16,177	52,833
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	859,467	102,654	50,777	56,572	122,315	584,182
Cost of investments sold	791,250	78,935	39,052	44,771	133,157	582,663
Realized gains (losses) on fund shares	68,217	23,719	11,725	11,801	(10,842)	1,519
Realized gain distributions	145,259	25,872	29,211	23,315	—	—
Net realized gains (losses)	213,476	49,591	40,936	35,116	(10,842)	1,519
Change in unrealized gains (losses)	65,804	10,884	15,629	(15,909)	31,556	—
Net realized and change in unrealized gains (losses) on investments	279,280	60,475	56,565	19,207	20,714	1,519
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$310,641	$62,425	$58,548	$18,025	$36,891	$54,352

See notes to financial statements.

8

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

				Invesco V.I.		LVIP American
	Invesco V.I.		Invesco V.I.	Main Street		Century Balanced
	Government	Invesco V.I.	Main Street	Mid Cap	Invesco V.I.	Fund-Standard
	Securities	High Yield	Fund® - Series I	Fund - Series I	Technology	Class II
ASSETS
Investments, at fair value	$586,547	$172,232	$306,254	$146,074	$45,741	$62,247
Total assets	$586,547	$172,232	$306,254	$146,074	$45,741	$62,247
NET ASSETS
Accumulation units	$586,547	$172,232	$306,254	$146,074	$45,741	$62,247
Total net assets	$586,547	$172,232	$306,254	$146,074	$45,741	$62,247
FUND SHARE INFORMATION
Number of shares	55,075	36,336	13,826	13,267	1,781	6,882
Cost of investments	$647,705	$190,132	$287,337	$140,549	$32,130	$50,019
ACCUMULATION UNIT VALUE
Lowest	$18.57	$14.45	$46.09	$53.92	$80.59	$44.73
Highest	$19.52	$24.01	$46.09	$53.92	$80.59	$44.73

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

				Invesco V.I.		LVIP American
	Invesco V.I.		Invesco V.I.	Main Street		Century Balanced
	Government	Invesco V.I.	Main Street	Mid Cap	Invesco V.I.	Fund-Standard
	Securities	High Yield	Fund® - Series I	Fund - Series I	Technology	Class II
NET INVESTMENT INCOME (LOSS)
Dividends	$17,884	$14,931	$1,569	$489	$—	$1,122
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(5,701)	(2,002)	(3,123)	(1,441)	(364)	(531)
Policy administration	—	—	—	—	—	—
Net investment income (loss)	12,183	12,929	(1,554)	(952)	(364)	591
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	137,575	110,660	199,381	71,663	686	2,846
Cost of investments sold	153,211	124,398	194,135	69,080	400	2,485
Realized gains (losses) on fund shares	(15,636)	(13,738)	5,246	2,583	286	361
Realized gain distributions	—	—	17,940	14,426	4,800	—
Net realized gains (losses)	(15,636)	(13,738)	23,186	17,009	5,086	361
Change in unrealized gains (losses)	43,239	13,027	22,669	(5,403)	2,719	3,986
Net realized and change in unrealized gains (losses) on investments	27,603	(711)	45,855	11,606	7,805	4,347
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$39,786	$12,218	$44,301	$10,654	$7,441	$4,938

See notes to financial statements.

9

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

	LVIP American		MFS® VIT
	Century International	MFS® VIT	Investors	MFS® VIT New	MFS® VIT	MFS® VIT
	Fund-Standard	Growth Series	Trust Series	Discovery Series	Research Series	Utilities Series
	Class II	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$171,381	$1,151,118	$206,710	$12,840	$21,186	$55,472
Total assets	$171,381	$1,151,118	$206,710	$12,840	$21,186	$55,472
NET ASSETS
Accumulation units	$171,381	$1,151,118	$206,710	$12,840	$21,186	$55,472
Total net assets	$171,381	$1,151,118	$206,710	$12,840	$21,186	$55,472
FUND SHARE INFORMATION
Number of shares	13,996	16,966	7,902	823	695	1,470
Cost of investments	$142,100	$891,850	$208,228	$13,582	$17,798	$40,121
ACCUMULATION UNIT VALUE
Lowest	$32.04	$113.37	$48.15	$42.61	$43.26	$78.14
Highest	$32.04	$113.37	$48.15	$42.61	$43.26	$78.14

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

	LVIP American		MFS® VIT
	Century International	MFS® VIT	Investors	MFS® VIT New	MFS® VIT	MFS® VIT
	Fund-Standard	Growth Series	Trust Series	Discovery Series	Research Series	Utilities Series
	Class II	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$2,014	$—	$3,435	$—	$296	$2,146
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(1,536)	(10,129)	(1,980)	(116)	(254)	(646)
Policy administration	—	—	—	—	—	—
Net investment income (loss)	478	(10,129)	1,455	(116)	42	1,500
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	27,094	354,412	68,135	35,902	11,935	121,748
Cost of investments sold	23,694	232,001	54,121	42,644	10,003	94,518
Realized gains (losses) on fund shares	3,400	122,411	14,014	(6,742)	1,932	27,230
Realized gain distributions	—	188,398	87,900	—	7,242	982
Net realized gains (losses)	3,400	310,809	101,914	(6,742)	9,174	28,212
Change in unrealized gains (losses)	20,146	(191,976)	(79,676)	8,325	(5,899)	(20,961)
Net realized and change in unrealized gains (losses) on investments	23,546	118,833	22,238	1,583	3,275	7,251
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$24,024	$108,704	$23,693	$1,467	$3,317	$8,751

See notes to financial statements.

10

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

		Morgan Stanley		Putnam	Putnam	Putnam
	Morgan Stanley	VIF Global	Morgan Stanley	VT Global	VT International	VT Large
	VIF Emerging	Strategist	VIF	Health Care	Equity	Cap Growth
	Markets Class I	Portfolio Class I	Growth Class I	Fund Class IB	Fund Class IB	Fund - Class IB
ASSETS
Investments, at fair value	$51,046	$465,988	$3,014,495	$37,127	$50,236	$107,703
Total assets	$51,046	$465,988	$3,014,495	$37,127	$50,236	$107,703
NET ASSETS
Accumulation units	$51,046	$465,988	$3,014,495	$37,127	$50,236	$107,703
Total net assets	$51,046	$465,988	$3,014,495	$37,127	$50,236	$107,703
FUND SHARE INFORMATION
Number of shares	2,905	44,635	113,498	2,209	2,536	6,126
Cost of investments	$39,246	$430,753	$2,731,236	$31,790	$35,918	$61,976
ACCUMULATION UNIT VALUE
Lowest	$44.16	$24.25	$79.25	$55.64	$31.12	$89.81
Highest	$44.16	$24.25	$110.65	$55.64	$31.12	$89.81

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

		Morgan Stanley		Putnam	Putnam	Putnam
	Morgan Stanley	VIF Global	Morgan Stanley	VT Global	VT International	VT Large
	VIF Emerging	Strategist	VIF	Health Care	Equity	Cap Growth
	Markets Class I	Portfolio Class I	Growth Class I	Fund Class IB	Fund Class IB	Fund - Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$179	$—	$—	$—	$6	$—
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(506)	(4,674)	(32,412)	(304)	(424)	(901)
Policy administration	—	—	—	—	—	—
Net investment income (loss)	(327)	(4,674)	(32,412)	(304)	(418)	(901)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	30,276	159,523	1,644,075	602	7,562	9,245
Cost of investments sold	26,971	156,395	1,559,017	522	6,814	5,026
Realized gains (losses) on fund shares	3,305	3,128	85,058	80	748	4,219
Realized gain distributions	1,489	19,235	—	2,338	3,099	9,028
Net realized gains (losses)	4,794	22,363	85,058	2,418	3,847	13,247
Change in unrealized gains (losses)	10,313	61,095	1,064,796	2,461	10,434	1,086
Net realized and change in unrealized gains (losses) on investments	15,107	83,458	1,149,854	4,879	14,281	14,333
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$14,780	$78,784	$1,117,442	$4,575	$13,863	$13,432

See notes to financial statements.

11

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
As of December 31, 2025

	Putnam
	VT Large	Putnam
	Cap Value	VT Research
	Fund - Class IB	Fund Class IB
ASSETS
Investments, at fair value	$198,127	$101,940
Total assets	$198,127	$101,940
NET ASSETS
Accumulation units	$198,127	$101,940
Total net assets	$198,127	$101,940
FUND SHARE INFORMATION
Number of shares	5,551	2,152
Cost of investments	$125,141	$41,422
ACCUMULATION UNIT VALUE
Lowest	$81.17	$71.22
Highest	$81.17	$71.22

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

	Putnam
	VT Large	Putnam
	Cap Value	VT Research
	Fund - Class IB	Fund Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$2,501	$515
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(1,606)	(828)
Policy administration	—	—
Net investment income (loss)	895	(313)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	5,929	1,561
Cost of investments sold	4,381	497
Realized gains (losses) on fund shares	1,548	1,064
Realized gain distributions	11,965	5,513
Net realized gains (losses)	13,513	6,577
Change in unrealized gains (losses)	17,314	8,449
Net realized and change in unrealized gains (losses) on investments	30,827	15,026
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$31,722	$14,713

See notes to financial statements.

12

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025
		BNY Mellon
	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF
	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money
	Initial Shares	Initial Shares	Market Portfolio
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,281	$(1,602)	$14,693
Net realized gains (losses)	311,192	73,751	—
Change in unrealized gains (losses)	72,313	(46,517)	(1)
Increase (decrease) in net assets from operations	386,786	25,632	14,692
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(331,546)	(164,125)	(96,801)
Policy maintenance charge	(16,838)	(1,526)	(4,248)
Transfers among the sub-accounts and with the Fixed Account - net	(9,671)	(1,819)	5,176
Increase (decrease) in net assets from policy transactions	(358,055)	(167,470)	(95,873)
INCREASE (DECREASE) IN NET ASSETS	28,731	(141,838)	(81,181)
NET ASSETS AT BEGINNING OF PERIOD	2,624,006	354,852	570,796
NET ASSETS AT END OF PERIOD	$2,652,737	$213,014	$489,615
Accumulation Units outstanding at beginning of period	42,364	7,097	43,011
Units issued	21	7	843
Units redeemed	(5,616)	(3,397)	(8,035)
Accumulation Units outstanding at end of period	36,769	3,707	35,819

	2025
	BNY Mellon
	VIF Growth	DWS Capital	DWS CROCI®
	& Income	Growth	International
	Initial Shares	VIP Class A	VIP Class A
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(968)	$(146,390)	$11,069
Net realized gains (losses)	30,720	1,432,061	(1,416)
Change in unrealized gains (losses)	1,264	(353,693)	266,552
Increase (decrease) in net assets from operations	31,016	931,978	276,205
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(46,972)	(174,415)	—
Policy maintenance charge	(1,682)	(61,068)	(22,243)
Transfers among the sub-accounts and with the Fixed Account - net	42	(199,388)	35,124
Increase (decrease) in net assets from policy transactions	(48,612)	(434,871)	12,881
INCREASE (DECREASE) IN NET ASSETS	(17,596)	497,107	289,086
NET ASSETS AT BEGINNING OF PERIOD	227,220	11,861,152	633,512
NET ASSETS AT END OF PERIOD	$209,624	$12,358,259	$922,598
Accumulation Units outstanding at beginning of period	3,341	393,466	174,977
Units issued	16	125,524	8,701
Units redeemed	(695)	(149,909)	(5,521)
Accumulation Units outstanding at end of period	2,662	369,081	178,157

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2025.
See notes to financial statements.

13

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025
			Fidelity® VIP Asset
	DWS Global	DWS Government	Manager 70%
	Income Builder	Money Market	Portfolio
	VIP Class A II	VIP Class A II	Initial Class*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$64,321	$9,367	$(198)
Net realized gains (losses)	260,424	—	27,670
Change in unrealized gains (losses)	(48,374)	—	(31,855)
Increase (decrease) in net assets from operations	276,371	9,367	(4,383)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(17)	(103,028)
Policy maintenance charge	(17,248)	(4,633)	(62)
Transfers among the sub-accounts and with the Fixed Account - net	15,166	(22,900)	8,266
Increase (decrease) in net assets from policy transactions	(2,082)	(27,550)	(94,824)
INCREASE (DECREASE) IN NET ASSETS	274,289	(18,183)	(99,207)
NET ASSETS AT BEGINNING OF PERIOD	1,942,752	233,551	99,207
NET ASSETS AT END OF PERIOD	$2,217,041	$215,368	$—
Accumulation Units outstanding at beginning of period	86,594	23,430	2,870
Units issued	630	374,796	—
Units redeemed	(770)	(377,170)	(2,870)
Accumulation Units outstanding at end of period	86,454	21,056	—

	2025
	Fidelity®	Fidelity®	Fidelity®
	VIP ContrafundSM	VIP Equity-Income	VIP Growth
	Portfolio	PortfolioSM	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(11,529)	$5,201	$(5,838)
Net realized gains (losses)	317,945	58,522	156,840
Change in unrealized gains (losses)	(38,995)	38,724	(43,180)
Increase (decrease) in net assets from operations	267,421	102,447	107,822
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(190,699)	(107,180)	(147,363)
Policy maintenance charge	(10,417)	(5,515)	(6,641)
Transfers among the sub-accounts and with the Fixed Account - net	8,211	(2,044)	5,740
Increase (decrease) in net assets from policy transactions	(192,905)	(114,739)	(148,264)
INCREASE (DECREASE) IN NET ASSETS	74,516	(12,292)	(40,442)
NET ASSETS AT BEGINNING OF PERIOD	1,519,847	653,339	1,028,840
NET ASSETS AT END OF PERIOD	$1,594,363	$641,047	$988,398
Accumulation Units outstanding at beginning of period	12,208	13,953	9,426
Units issued	11	135	78
Units redeemed	(1,582)	(2,481)	(1,551)
Accumulation Units outstanding at end of period	10,637	11,607	7,953

See notes to financial statements.

14

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025
	Fidelity®	Franklin Templeton
	VIP High	Developing	Franklin Templeton
	Income Portfolio	Markets	Foreign
	Initial Class	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,098	$(159)	$1,355
Net realized gains (losses)	(5,119)	2,879	8,453
Change in unrealized gains (losses)	12,090	14,292	14,772
Increase (decrease) in net assets from operations	13,069	17,012	24,580
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(48,441)	(6,014)	(29,954)
Policy maintenance charge	(1,205)	(365)	(777)
Transfers among the sub-accounts and with the Fixed Account - net	(646)	(5,543)	266
Increase (decrease) in net assets from policy transactions	(50,292)	(11,922)	(30,465)
INCREASE (DECREASE) IN NET ASSETS	(37,223)	5,090	(5,885)
NET ASSETS AT BEGINNING OF PERIOD	153,278	39,945	111,422
NET ASSETS AT END OF PERIOD	$116,055	$45,035	$105,537
Accumulation Units outstanding at beginning of period	6,493	1,324	6,694
Units issued	13	35	32
Units redeemed	(2,011)	(329)	(1,774)
Accumulation Units outstanding at end of period	4,495	1,030	4,952

	2025
			Franklin Templeton
	Franklin Templeton	Franklin Templeton	Small-Mid Cap
	Growth	Mutual Shares	Growth
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2	$2,826	$(1,820)
Net realized gains (losses)	2,340	24,920	10,298
Change in unrealized gains (losses)	2,119	(3,524)	(3,966)
Increase (decrease) in net assets from operations	4,461	24,222	4,512
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(4,546)	(4,188)	(16,785)
Policy maintenance charge	(234)	(2,016)	(1,552)
Transfers among the sub-accounts and with the Fixed Account - net	(958)	8,255	4,910
Increase (decrease) in net assets from policy transactions	(5,738)	2,051	(13,427)
INCREASE (DECREASE) IN NET ASSETS	(1,277)	26,273	(8,915)
NET ASSETS AT BEGINNING OF PERIOD	21,934	234,471	202,399
NET ASSETS AT END OF PERIOD	$20,657	$260,744	$193,484
Accumulation Units outstanding at beginning of period	926	6,379	6,795
Units issued	5	277	211
Units redeemed	(220)	(237)	(612)
Accumulation Units outstanding at end of period	711	6,419	6,394

See notes to financial statements.

15

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025
	Goldman Sachs	Goldman Sachs
	VIT	VIT	Goldman Sachs
	International Equity	Small Cap Equity	VIT U.S. Equity
	Insights Fund	Insights Fund	Insights Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$220	$(96)	$(95)
Net realized gains (losses)	1,604	7,271	5,797
Change in unrealized gains (losses)	1,876	1,775	(2,369)
Increase (decrease) in net assets from operations	3,700	8,950	3,333
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(29,097)	(10,435)
Policy maintenance charge	(105)	(336)	(185)
Transfers among the sub-accounts and with the Fixed Account - net	1	317	1
Increase (decrease) in net assets from policy transactions	(104)	(29,116)	(10,619)
INCREASE (DECREASE) IN NET ASSETS	3,596	(20,166)	(7,286)
NET ASSETS AT BEGINNING OF PERIOD	9,983	91,295	24,222
NET ASSETS AT END OF PERIOD	$13,579	$71,129	$16,936
Accumulation Units outstanding at beginning of period	638	1,870	558
Units issued	—	9	—
Units redeemed	(5)	(613)	(218)
Accumulation Units outstanding at end of period	633	1,266	340

	2025

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	American	American	Discovery Large Cap
	Franchise	Value	Fund - Series I*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(39,596)	$(2,771)	$(2,027)
Net realized gains (losses)	875,630	118,681	53,830
Change in unrealized gains (losses)	(385,846)	580	(26,533)
Increase (decrease) in net assets from operations	450,188	116,490	25,270
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(1,147,700)	(146,170)	(75,736)
Policy maintenance charge	(34,153)	(5,153)	(1,815)
Transfers among the sub-accounts and with the Fixed Account - net	(48,369)	(5,174)	(3,302)
Increase (decrease) in net assets from policy transactions	(1,230,222)	(156,497)	(80,853)
INCREASE (DECREASE) IN NET ASSETS	(780,034)	(40,007)	(55,583)
NET ASSETS AT BEGINNING OF PERIOD	4,802,177	717,324	293,447
NET ASSETS AT END OF PERIOD	$4,022,143	$677,317	$237,864
Accumulation Units outstanding at beginning of period	94,390	37,609	7,138
Units issued	739	55	48
Units redeemed	(23,698)	(5,778)	(2,010)
Accumulation Units outstanding at end of period	71,431	31,886	5,176

See notes to financial statements.

16

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025

			Invesco V.I.
	Invesco V.I.	Invesco V.I.	Core
	Comstock	Core Equity	Plus Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$559	$(6,892)	$14,867
Net realized gains (losses)	16,108	275,192	(39,466)
Change in unrealized gains (losses)	(2,235)	90,801	50,256
Increase (decrease) in net assets from operations	14,432	359,101	25,657
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(20,933)	(387,423)	(174,976)
Policy maintenance charge	(773)	(19,192)	(3,356)
Transfers among the sub-accounts and with the Fixed Account - net	(1,031)	(32,608)	289
Increase (decrease) in net assets from policy transactions	(22,737)	(439,223)	(178,043)
INCREASE (DECREASE) IN NET ASSETS	(8,305)	(80,122)	(152,386)
NET ASSETS AT BEGINNING OF PERIOD	98,030	2,685,651	489,341
NET ASSETS AT END OF PERIOD	$89,725	$2,605,529	$336,955
Accumulation Units outstanding at beginning of period	2,816	54,244	27,827
Units issued	—	60	115
Units redeemed	(602)	(8,520)	(9,912)
Accumulation Units outstanding at end of period	2,214	45,784	18,030

	2025
	Invesco V.I.		Invesco V.I.
	Discovery Mid Cap	Invesco V.I.	Equally-Weighted
	Growth Fund	Diversified	S&P 500 Fund
	- Series I	Dividend	- Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,830)	$6,870	$5,977
Net realized gains (losses)	30,088	146,329	70,515
Change in unrealized gains (losses)	(18,911)	3,630	476
Increase (decrease) in net assets from operations	9,347	156,829	76,968
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(69,706)	(242,369)	(221,822)
Policy maintenance charge	(1,541)	(8,792)	(7,683)
Transfers among the sub-accounts and with the Fixed Account - net	(961)	12,502	23,282
Increase (decrease) in net assets from policy transactions	(72,208)	(238,659)	(206,223)
INCREASE (DECREASE) IN NET ASSETS	(62,861)	(81,830)	(129,255)
NET ASSETS AT BEGINNING OF PERIOD	244,565	1,208,420	881,454
NET ASSETS AT END OF PERIOD	$181,704	$1,126,590	$752,199
Accumulation Units outstanding at beginning of period	13,924	29,739	72,608
Units issued	—	394	1,473
Units redeemed	(3,548)	(5,962)	(17,808)
Accumulation Units outstanding at end of period	10,376	24,171	56,273

See notes to financial statements.

17

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025
		Invesco V.I.
		EQV International	Invesco V.I.
	Invesco V.I.	Equity Fund	Global
	Equity and Income	- Series I	Core Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$31,361	$1,950	$1,983
Net realized gains (losses)	213,476	49,591	40,936
Change in unrealized gains (losses)	65,804	10,884	15,629
Increase (decrease) in net assets from operations	310,641	62,425	58,548
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(799,264)	(90,750)	(41,652)
Policy maintenance charge	(21,768)	(3,742)	(3,399)
Transfers among the sub-accounts and with the Fixed Account - net	16,721	(3,783)	(1,480)
Increase (decrease) in net assets from policy transactions	(804,311)	(98,275)	(46,531)
INCREASE (DECREASE) IN NET ASSETS	(493,670)	(35,850)	12,017
NET ASSETS AT BEGINNING OF PERIOD	3,135,979	449,184	429,290
NET ASSETS AT END OF PERIOD	$2,642,309	$413,334	$441,307
Accumulation Units outstanding at beginning of period	123,212	15,175	20,893
Units issued	911	12	6
Units redeemed	(31,261)	(3,073)	(2,162)
Accumulation Units outstanding at end of period	92,862	12,114	18,737

	2025
		Invesco V.I.	Invesco V.I.
	Invesco V.I.	Global Strategic	Government
	Global Fund	Income Fund	Money Market
	- Series I	- Series I	Fund Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,182)	$16,177	$52,833
Net realized gains (losses)	35,116	(10,842)	1,519
Change in unrealized gains (losses)	(15,909)	31,556	—
Increase (decrease) in net assets from operations	18,025	36,891	54,352
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(54,385)	(106,776)	(486,179)
Policy maintenance charge	(829)	(2,716)	(13,038)
Transfers among the sub-accounts and with the Fixed Account - net	1,531	(2,175)	(53,688)
Increase (decrease) in net assets from policy transactions	(53,683)	(111,667)	(552,905)
INCREASE (DECREASE) IN NET ASSETS	(35,658)	(74,776)	(498,553)
NET ASSETS AT BEGINNING OF PERIOD	168,117	364,971	2,029,564
NET ASSETS AT END OF PERIOD	$132,459	$290,195	$1,531,011
Accumulation Units outstanding at beginning of period	3,773	16,287	178,825
Units issued	43	320	1,525
Units redeemed	(1,215)	(5,041)	(50,413)
Accumulation Units outstanding at end of period	2,601	11,566	129,937

See notes to financial statements.

18

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025

	Invesco V.I.		Invesco V.I.
	Government	Invesco V.I.	Main Street
	Securities	High Yield	Fund® - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$12,183	$12,929	$(1,554)
Net realized gains (losses)	(15,636)	(13,738)	23,186
Change in unrealized gains (losses)	43,239	13,027	22,669
Increase (decrease) in net assets from operations	39,786	12,218	44,301
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(120,903)	(106,524)	(180,489)
Policy maintenance charge	(5,060)	(1,606)	(2,653)
Transfers among the sub-accounts and with the Fixed Account - net	(1,786)	(454)	(12,590)
Increase (decrease) in net assets from policy transactions	(127,749)	(108,584)	(195,732)
INCREASE (DECREASE) IN NET ASSETS	(87,963)	(96,366)	(151,431)
NET ASSETS AT BEGINNING OF PERIOD	674,510	268,598	457,685
NET ASSETS AT END OF PERIOD	$586,547	$172,232	$306,254
Accumulation Units outstanding at beginning of period	37,077	14,143	11,408
Units issued	230	7	12
Units redeemed	(6,961)	(6,716)	(4,776)
Accumulation Units outstanding at end of period	30,346	7,434	6,644

	2025
	Invesco V.I.		LVIP American
	Main Street		Century Balanced
	Mid Cap	Invesco V.I.	Fund-Standard
	Fund - Series I	Technology	Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(952)	$(364)	$591
Net realized gains (losses)	17,009	5,086	361
Change in unrealized gains (losses)	(5,403)	2,719	3,986
Increase (decrease) in net assets from operations	10,654	7,441	4,938
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(69,586)	—	—
Policy maintenance charge	(1,452)	(322)	(615)
Transfers among the sub-accounts and with the Fixed Account - net	815	—	(17)
Increase (decrease) in net assets from policy transactions	(70,223)	(322)	(632)
INCREASE (DECREASE) IN NET ASSETS	(59,569)	7,119	4,306
NET ASSETS AT BEGINNING OF PERIOD	205,643	38,622	57,941
NET ASSETS AT END OF PERIOD	$146,074	$45,741	$62,247
Accumulation Units outstanding at beginning of period	4,127	572	1,407
Units issued	—	—	43
Units redeemed	(1,418)	(4)	(58)
Accumulation Units outstanding at end of period	2,709	568	1,392

See notes to financial statements.

19

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025
	LVIP American		MFS® VIT
	Century International	MFS® VIT	Investors
	Fund-Standard	Growth Series	Trust Series
	Class II	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$478	$(10,129)	$1,455
Net realized gains (losses)	3,400	310,809	101,914
Change in unrealized gains (losses)	20,146	(191,976)	(79,676)
Increase (decrease) in net assets from operations	24,024	108,704	23,693
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(22,125)	(196,697)	(57,419)
Policy maintenance charge	(1,315)	(9,122)	(1,726)
Transfers among the sub-accounts and with the Fixed Account - net	(1,477)	(5,149)	(3,279)
Increase (decrease) in net assets from policy transactions	(24,917)	(210,968)	(62,424)
INCREASE (DECREASE) IN NET ASSETS	(893)	(102,264)	(38,731)
NET ASSETS AT BEGINNING OF PERIOD	172,274	1,253,382	245,441
NET ASSETS AT END OF PERIOD	$171,381	$1,151,118	$206,710
Accumulation Units outstanding at beginning of period	6,181	12,293	5,737
Units issued	22	1,160	81
Units redeemed	(853)	(3,299)	(1,525)
Accumulation Units outstanding at end of period	5,350	10,154	4,293

	2025

	MFS® VIT New	MFS® VIT	MFS® VIT
	Discovery Series	Research Series	Utilities Series
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(116)	$42	$1,500
Net realized gains (losses)	(6,742)	9,174	28,212
Change in unrealized gains (losses)	8,325	(5,899)	(20,961)
Increase (decrease) in net assets from operations	1,467	3,317	8,751
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(35,967)	(11,307)	(128,450)
Policy maintenance charge	—	(223)	(245)
Transfers among the sub-accounts and with the Fixed Account - net	182	3	7,593
Increase (decrease) in net assets from policy transactions	(35,785)	(11,527)	(121,102)
INCREASE (DECREASE) IN NET ASSETS	(34,318)	(8,210)	(112,351)
NET ASSETS AT BEGINNING OF PERIOD	47,158	29,396	167,823
NET ASSETS AT END OF PERIOD	$12,840	$21,186	$55,472
Accumulation Units outstanding at beginning of period	1,239	760	2,448
Units issued	—	4	—
Units redeemed	(938)	(274)	(1,738)
Accumulation Units outstanding at end of period	301	490	710

See notes to financial statements.

20

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025
		Morgan Stanley
	Morgan Stanley	VIF Global	Morgan Stanley
	VIF Emerging	Strategist	VIF
	Markets Class I	Portfolio Class I	Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(327)	$(4,674)	$(32,412)
Net realized gains (losses)	4,794	22,363	85,058
Change in unrealized gains (losses)	10,313	61,095	1,064,796
Increase (decrease) in net assets from operations	14,780	78,784	1,117,442
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(27,336)	(143,039)	(1,419,474)
Policy maintenance charge	(437)	(3,912)	(26,789)
Transfers among the sub-accounts and with the Fixed Account - net	(762)	(4,833)	(163,473)
Increase (decrease) in net assets from policy transactions	(28,535)	(151,784)	(1,609,736)
INCREASE (DECREASE) IN NET ASSETS	(13,755)	(73,000)	(492,294)
NET ASSETS AT BEGINNING OF PERIOD	64,801	538,988	3,506,789
NET ASSETS AT END OF PERIOD	$51,046	$465,988	$3,014,495
Accumulation Units outstanding at beginning of period	1,934	25,859	43,491
Units issued	37	119	27
Units redeemed	(815)	(6,763)	(15,919)
Accumulation Units outstanding at end of period	1,156	19,215	27,599

	2025
	Putnam	Putnam	Putnam
	VT Global	VT International	VT Large
	Health Care	Equity	Cap Growth
	Fund Class IB	Fund Class IB	Fund - Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(304)	$(418)	$(901)
Net realized gains (losses)	2,418	3,847	13,247
Change in unrealized gains (losses)	2,461	10,434	1,086
Increase (decrease) in net assets from operations	4,575	13,863	13,432
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(282)	(223)	(799)
Transfers among the sub-accounts and with the Fixed Account - net	—	(3,837)	(3,400)
Increase (decrease) in net assets from policy transactions	(282)	(4,060)	(4,199)
INCREASE (DECREASE) IN NET ASSETS	4,293	9,803	9,233
NET ASSETS AT BEGINNING OF PERIOD	32,834	40,433	98,470
NET ASSETS AT END OF PERIOD	$37,127	$50,236	$107,703
Accumulation Units outstanding at beginning of period	673	1,773	1,242
Units issued	—	133	56
Units redeemed	(6)	(292)	(99)
Accumulation Units outstanding at end of period	667	1,614	1,199

See notes to financial statements.

21

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2025
	Putnam
	VT Large	Putnam
	Cap Value	VT Research
	Fund - Class IB	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$895	$(313)
Net realized gains (losses)	13,513	6,577
Change in unrealized gains (losses)	17,314	8,449
Increase (decrease) in net assets from operations	31,722	14,713
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—
Transfers for policy benefits and terminations	—	—
Policy maintenance charge	(1,455)	(733)
Transfers among the sub-accounts and with the Fixed Account - net	1,860	—
Increase (decrease) in net assets from policy transactions	405	(733)
INCREASE (DECREASE) IN NET ASSETS	32,127	13,980
NET ASSETS AT BEGINNING OF PERIOD	166,000	87,960
NET ASSETS AT END OF PERIOD	$198,127	$101,940
Accumulation Units outstanding at beginning of period	2,439	1,443
Units issued	66	—
Units redeemed	(64)	(12)
Accumulation Units outstanding at end of period	2,441	1,431

See notes to financial statements.

22

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024
		BNY Mellon
	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF
	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money
	Initial Shares	Initial Shares	Market Portfolio
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,442	$(1,285)	$16,764
Net realized gains (losses)	231,216	7,364	—
Change in unrealized gains (losses)	279,865	63,416	—
Increase (decrease) in net assets from operations	517,523	69,495	16,764
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(126,131)	(11,411)	(8,275)
Policy maintenance charge	(18,435)	(2,985)	(4,249)
Transfers among the sub-accounts and with the Fixed Account - net	(1,659)	(853)	126,054
Increase (decrease) in net assets from policy transactions	(146,225)	(15,249)	113,530
INCREASE (DECREASE) IN NET ASSETS	371,298	54,246	130,294
NET ASSETS AT BEGINNING OF PERIOD	2,252,708	300,606	440,502
NET ASSETS AT END OF PERIOD	$2,624,006	$354,852	$570,796
Accumulation Units outstanding at beginning of period	44,930	7,441	34,452
Units issued	—	—	9,525
Units redeemed	(2,566)	(344)	(966)
Accumulation Units outstanding at end of period	42,364	7,097	43,011

	2024
	BNY Mellon
	VIF Growth	DWS Capital	DWS CROCI®
	& Income	Growth	International
	Initial Shares	VIP Class A	VIP Class A
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(808)	$(121,979)	$12,972
Net realized gains (losses)	18,024	1,530,163	(6,658)
Change in unrealized gains (losses)	25,264	870,195	1,077
Increase (decrease) in net assets from operations	42,480	2,278,379	7,391
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(26,158)	(43,432)	—
Policy maintenance charge	(1,966)	(63,239)	(18,042)
Transfers among the sub-accounts and with the Fixed Account - net	(411)	43,004	(391)
Increase (decrease) in net assets from policy transactions	(28,535)	(63,667)	(18,433)
INCREASE (DECREASE) IN NET ASSETS	13,945	2,214,712	(11,042)
NET ASSETS AT BEGINNING OF PERIOD	213,275	9,646,440	644,554
NET ASSETS AT END OF PERIOD	$227,220	$11,861,152	$633,512
Accumulation Units outstanding at beginning of period	3,814	399,912	180,026
Units issued	4	137,401	—
Units redeemed	(477)	(143,847)	(5,049)
Accumulation Units outstanding at end of period	3,341	393,466	174,977

See notes to financial statements.

23

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024
			Fidelity® VIP Asset
	DWS Global	DWS Government	Manager 70%
	Income Builder	Money Market	Portfolio
	VIP Class A II	VIP Class A II	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$40,715	$12,908	$866
Net realized gains (losses)	5,197	—	1,816
Change in unrealized gains (losses)	95,101	—	6,231
Increase (decrease) in net assets from operations	141,013	12,908	8,913
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(94,168)	(29)	—
Policy maintenance charge	(18,656)	(4,061)	(745)
Transfers among the sub-accounts and with the Fixed Account - net	(1,914)	(26,565)	—
Increase (decrease) in net assets from policy transactions	(114,738)	(30,655)	(745)
INCREASE (DECREASE) IN NET ASSETS	26,275	(17,747)	8,168
NET ASSETS AT BEGINNING OF PERIOD	1,916,477	251,298	91,039
NET ASSETS AT END OF PERIOD	$1,942,752	$233,551	$99,207
Accumulation Units outstanding at beginning of period	91,987	26,107	2,892
Units issued	39	394,541	—
Units redeemed	(5,432)	(397,218)	(22)
Accumulation Units outstanding at end of period	86,594	23,430	2,870

	2024
	Fidelity®	Fidelity®	Fidelity®
	VIP ContrafundSM	VIP Equity-Income	VIP Growth
	Portfolio	PortfolioSM	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(10,783)	$5,564	$(9,598)
Net realized gains (losses)	262,760	49,393	304,742
Change in unrealized gains (losses)	156,336	30,469	(29,212)
Increase (decrease) in net assets from operations	408,313	85,426	265,932
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(146,967)	(50,200)	(169,293)
Policy maintenance charge	(11,150)	(5,884)	(8,395)
Transfers among the sub-accounts and with the Fixed Account - net	(16,420)	(3,781)	(5,401)
Increase (decrease) in net assets from policy transactions	(174,537)	(59,865)	(183,089)
INCREASE (DECREASE) IN NET ASSETS	233,776	25,561	82,843
NET ASSETS AT BEGINNING OF PERIOD	1,286,071	627,778	945,997
NET ASSETS AT END OF PERIOD	$1,519,847	$653,339	$1,028,840
Accumulation Units outstanding at beginning of period	13,696	15,325	11,199
Units issued	18	60	17
Units redeemed	(1,506)	(1,432)	(1,790)
Accumulation Units outstanding at end of period	12,208	13,953	9,426

See notes to financial statements.

24

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024
	Fidelity®	Franklin Templeton
	VIP High	Developing	Franklin Templeton
	Income Portfolio	Markets	Foreign
	Initial Class	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,654	$1,137	$1,714
Net realized gains (losses)	(4,346)	160	251
Change in unrealized gains (losses)	8,139	1,266	(4,006)
Increase (decrease) in net assets from operations	11,447	2,563	(2,041)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(17,658)	—	—
Policy maintenance charge	(1,357)	(321)	(973)
Transfers among the sub-accounts and with the Fixed Account - net	306	2,989	2,607
Increase (decrease) in net assets from policy transactions	(18,709)	2,668	1,634
INCREASE (DECREASE) IN NET ASSETS	(7,262)	5,231	(407)
NET ASSETS AT BEGINNING OF PERIOD	160,540	34,714	111,829
NET ASSETS AT END OF PERIOD	$153,278	$39,945	$111,422
Accumulation Units outstanding at beginning of period	7,344	1,227	6,592
Units issued	13	131	212
Units redeemed	(864)	(34)	(110)
Accumulation Units outstanding at end of period	6,493	1,324	6,694

	2024
			Franklin Templeton
	Franklin Templeton	Franklin Templeton	Small-Mid Cap
	Growth	Mutual Shares	Growth
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6	$2,576	$(1,745)
Net realized gains (losses)	94	5,047	(1,399)
Change in unrealized gains (losses)	822	14,513	21,743
Increase (decrease) in net assets from operations	922	22,136	18,599
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(243)	(1,934)	(1,511)
Transfers among the sub-accounts and with the Fixed Account - net	815	920	1,139
Increase (decrease) in net assets from policy transactions	572	(1,014)	(372)
INCREASE (DECREASE) IN NET ASSETS	1,494	21,122	18,227
NET ASSETS AT BEGINNING OF PERIOD	20,440	213,349	184,172
NET ASSETS AT END OF PERIOD	$21,934	$234,471	$202,399
Accumulation Units outstanding at beginning of period	902	6,401	6,804
Units issued	44	141	194
Units redeemed	(20)	(163)	(203)
Accumulation Units outstanding at end of period	926	6,379	6,795

See notes to financial statements.

25

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024
	Goldman Sachs	Goldman Sachs
	VIT	VIT	Goldman Sachs
	International Equity	Small Cap Equity	VIT U.S. Equity
	Insights Fund	Insights Fund	Insights Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$216	$83	$(52)
Net realized gains (losses)	335	7,267	3,374
Change in unrealized gains (losses)	(53)	6,649	1,876
Increase (decrease) in net assets from operations	498	13,999	5,198
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(93)	(708)	(178)
Transfers among the sub-accounts and with the Fixed Account - net	—	(346)	—
Increase (decrease) in net assets from policy transactions	(93)	(1,054)	(178)
INCREASE (DECREASE) IN NET ASSETS	405	12,945	5,020
NET ASSETS AT BEGINNING OF PERIOD	9,578	78,350	19,202
NET ASSETS AT END OF PERIOD	$9,983	$91,295	$24,222
Accumulation Units outstanding at beginning of period	644	1,893	562
Units issued	—	2	—
Units redeemed	(6)	(25)	(4)
Accumulation Units outstanding at end of period	638	1,870	558

	2024

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	American	American	Discovery Large Cap
	Franchise	Value	Fund - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(42,004)	$853	$(2,409)
Net realized gains (losses)	227,940	16,873	2,393
Change in unrealized gains (losses)	1,134,936	153,951	73,478
Increase (decrease) in net assets from operations	1,320,872	171,677	73,462
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(614,266)	(36,582)	—
Policy maintenance charge	(37,690)	(6,326)	(2,672)
Transfers among the sub-accounts and with the Fixed Account - net	(66,498)	(4,889)	(2,193)
Increase (decrease) in net assets from policy transactions	(718,454)	(47,797)	(4,865)
INCREASE (DECREASE) IN NET ASSETS	602,418	123,880	68,597
NET ASSETS AT BEGINNING OF PERIOD	4,199,759	593,444	224,850
NET ASSETS AT END OF PERIOD	$4,802,177	$717,324	$293,447
Accumulation Units outstanding at beginning of period	110,731	40,580	7,272
Units issued	135	47	5
Units redeemed	(16,476)	(3,018)	(139)
Accumulation Units outstanding at end of period	94,390	37,609	7,138

See notes to financial statements.

26

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024

			Invesco V.I.
	Invesco V.I.	Invesco V.I.	Core
	Comstock	Core Equity	Plus Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$814	$(5,535)	$13,816
Net realized gains (losses)	16,821	308,203	(49,297)
Change in unrealized gains (losses)	(5,324)	289,988	48,303
Increase (decrease) in net assets from operations	12,311	592,656	12,822
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(38,120)	(484,264)	(193,982)
Policy maintenance charge	(699)	(21,196)	(4,728)
Transfers among the sub-accounts and with the Fixed Account - net	(3,942)	(31,258)	15,741
Increase (decrease) in net assets from policy transactions	(42,761)	(536,718)	(182,969)
INCREASE (DECREASE) IN NET ASSETS	(30,450)	55,938	(170,147)
NET ASSETS AT BEGINNING OF PERIOD	128,480	2,629,713	659,488
NET ASSETS AT END OF PERIOD	$98,030	$2,685,651	$489,341
Accumulation Units outstanding at beginning of period	4,212	65,856	38,191
Units issued	—	98	1,078
Units redeemed	(1,396)	(11,710)	(11,442)
Accumulation Units outstanding at end of period	2,816	54,244	27,827

	2024
	Invesco V.I.		Invesco V.I.
	Discovery Mid Cap	Invesco V.I.	Equally-Weighted
	Growth Fund	Diversified	S&P 500 Fund
	- Series I	Dividend	- Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,675)	$10,801	$5,452
Net realized gains (losses)	7,614	134,685	22,115
Change in unrealized gains (losses)	56,680	3,508	72,972
Increase (decrease) in net assets from operations	61,619	148,994	100,539
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(79,249)	(386,942)	(165,899)
Policy maintenance charge	(2,613)	(9,632)	(8,153)
Transfers among the sub-accounts and with the Fixed Account - net	(7,750)	(28,684)	(7,866)
Increase (decrease) in net assets from policy transactions	(89,612)	(425,258)	(181,918)
INCREASE (DECREASE) IN NET ASSETS	(27,993)	(276,264)	(81,379)
NET ASSETS AT BEGINNING OF PERIOD	272,558	1,484,684	962,833
NET ASSETS AT END OF PERIOD	$244,565	$1,208,420	$881,454
Accumulation Units outstanding at beginning of period	19,453	40,994	88,583
Units issued	—	20	116
Units redeemed	(5,529)	(11,275)	(16,091)
Accumulation Units outstanding at end of period	13,924	29,739	72,608

See notes to financial statements.

27

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024
		Invesco V.I.
		EQV International	Invesco V.I.
	Invesco V.I.	Equity Fund	Global
	Equity and Income	- Series I	Core Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$27,166	$3,565	$617
Net realized gains (losses)	162,532	32,772	30,200
Change in unrealized gains (losses)	159,643	(33,002)	39,199
Increase (decrease) in net assets from operations	349,341	3,335	70,016
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(533,153)	(106,581)	(156,621)
Policy maintenance charge	(26,806)	(4,519)	(3,219)
Transfers among the sub-accounts and with the Fixed Account - net	(15,597)	3,776	(16,888)
Increase (decrease) in net assets from policy transactions	(575,556)	(107,324)	(176,728)
INCREASE (DECREASE) IN NET ASSETS	(226,215)	(103,989)	(106,712)
NET ASSETS AT BEGINNING OF PERIOD	3,362,194	553,173	536,002
NET ASSETS AT END OF PERIOD	$3,135,979	$449,184	$429,290
Accumulation Units outstanding at beginning of period	146,777	18,347	30,285
Units issued	495	225	—
Units redeemed	(24,060)	(3,397)	(9,392)
Accumulation Units outstanding at end of period	123,212	15,175	20,893

	2024
		Invesco V.I.	Invesco V.I.
	Invesco V.I.	Global Strategic	Government
	Global Fund	Income Fund	Money Market
	- Series I	- Series I	Fund Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,472)	$7,816	$73,829
Net realized gains (losses)	11,082	(2,381)	—
Change in unrealized gains (losses)	12,482	2,554	—
Increase (decrease) in net assets from operations	22,092	7,989	73,829
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(9,493)	(443,360)
Policy maintenance charge	(1,366)	(3,294)	(15,432)
Transfers among the sub-accounts and with the Fixed Account - net	(150)	13,466	346,189
Increase (decrease) in net assets from policy transactions	(1,516)	679	(112,603)
INCREASE (DECREASE) IN NET ASSETS	20,576	8,668	(38,774)
NET ASSETS AT BEGINNING OF PERIOD	147,541	356,303	2,068,338
NET ASSETS AT END OF PERIOD	$168,117	$364,971	$2,029,564
Accumulation Units outstanding at beginning of period	3,808	16,255	189,900
Units issued	39	648	32,622
Units redeemed	(74)	(616)	(43,697)
Accumulation Units outstanding at end of period	3,773	16,287	178,825

See notes to financial statements.

28

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024

	Invesco V.I.		Invesco V.I.
	Government	Invesco V.I.	Main Street
	Securities	High Yield	Fund® - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$12,068	$12,323	$(3,905)
Net realized gains (losses)	(16,442)	(12,604)	40,101
Change in unrealized gains (losses)	10,055	18,735	48,546
Increase (decrease) in net assets from operations	5,681	18,454	84,742
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(92,269)	(82,868)	(36,115)
Policy maintenance charge	(6,364)	(2,437)	(3,604)
Transfers among the sub-accounts and with the Fixed Account - net	4,326	(2,177)	(6,215)
Increase (decrease) in net assets from policy transactions	(94,307)	(87,482)	(45,934)
INCREASE (DECREASE) IN NET ASSETS	(88,626)	(69,028)	38,808
NET ASSETS AT BEGINNING OF PERIOD	763,136	337,626	418,877
NET ASSETS AT END OF PERIOD	$674,510	$268,598	$457,685
Accumulation Units outstanding at beginning of period	42,236	20,139	12,793
Units issued	212	6	—
Units redeemed	(5,370)	(6,002)	(1,385)
Accumulation Units outstanding at end of period	37,078	14,143	11,408

	2024
	Invesco V.I.		LVIP American
	Main Street		Century Balanced
	Mid Cap	Invesco V.I.	Fund-Standard
	Fund - Series I	Technology	Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,800)	$(772)	$619
Net realized gains (losses)	10,453	22,944	2,692
Change in unrealized gains (losses)	34,062	(593)	4,115
Increase (decrease) in net assets from operations	42,715	21,579	7,426
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(126,694)	(91,914)	(14,988)
Policy maintenance charge	(2,675)	(569)	(722)
Transfers among the sub-accounts and with the Fixed Account - net	5,169	(6,178)	(84)
Increase (decrease) in net assets from policy transactions	(124,200)	(98,661)	(15,794)
INCREASE (DECREASE) IN NET ASSETS	(81,485)	(77,082)	(8,368)
NET ASSETS AT BEGINNING OF PERIOD	287,128	115,704	66,309
NET ASSETS AT END OF PERIOD	$205,643	$38,622	$57,941
Accumulation Units outstanding at beginning of period	6,685	2,281	1,789
Units issued	285	—	—
Units redeemed	(2,843)	(1,709)	(382)
Accumulation Units outstanding at end of period	4,127	572	1,407

See notes to financial statements.

29

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024
	LVIP American		MFS® VIT
	Century International	MFS® VIT	Investors
	Fund-Standard	Growth Series	Trust Series
	Class II	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,280	$(11,072)	$(477)
Net realized gains (losses)	1,324	159,311	18,763
Change in unrealized gains (losses)	780	169,647	19,959
Increase (decrease) in net assets from operations	3,384	317,886	38,245
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(10,899)	(140,182)	—
Policy maintenance charge	(1,587)	(10,224)	(1,910)
Transfers among the sub-accounts and with the Fixed Account - net	463	(10,156)	1,593
Increase (decrease) in net assets from policy transactions	(12,023)	(160,562)	(317)
INCREASE (DECREASE) IN NET ASSETS	(8,639)	157,324	37,928
NET ASSETS AT BEGINNING OF PERIOD	180,913	1,096,058	207,513
NET ASSETS AT END OF PERIOD	$172,274	$1,253,382	$245,441
Accumulation Units outstanding at beginning of period	6,600	14,005	5,745
Units issued	—	—	49
Units redeemed	(419)	(1,712)	(57)
Accumulation Units outstanding at end of period	6,181	12,293	5,737

	2024

	MFS® VIT New	MFS® VIT	MFS® VIT
	Discovery Series	Research Series	Utilities Series
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(423)	$(82)	$2,289
Net realized gains (losses)	(134)	1,930	5,597
Change in unrealized gains (losses)	3,146	2,626	8,365
Increase (decrease) in net assets from operations	2,589	4,474	16,251
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(507)	(228)	(1,621)
Transfers among the sub-accounts and with the Fixed Account - net	—	(105)	—
Increase (decrease) in net assets from policy transactions	(507)	(333)	(1,621)
INCREASE (DECREASE) IN NET ASSETS	2,082	4,141	14,630
NET ASSETS AT BEGINNING OF PERIOD	45,076	25,255	153,193
NET ASSETS AT END OF PERIOD	$47,158	$29,396	$167,823
Accumulation Units outstanding at beginning of period	1,253	769	2,473
Units issued	—	—	—
Units redeemed	(14)	(9)	(25)
Accumulation Units outstanding at end of period	1,239	760	2,448

See notes to financial statements.

30

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024
		Morgan Stanley
	Morgan Stanley	VIF Global	Morgan Stanley
	VIF Emerging	Strategist	VIF
	Markets Class I	Portfolio Class I	Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$221	$(5,867)	$(25,568)
Net realized gains (losses)	1,302	(17,975)	(416,547)
Change in unrealized gains (losses)	4,439	68,238	1,543,122
Increase (decrease) in net assets from operations	5,962	44,396	1,101,007
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(15,886)	(236,377)	(477,122)
Policy maintenance charge	(628)	(5,436)	(23,583)
Transfers among the sub-accounts and with the Fixed Account - net	(1,867)	(3,911)	(45,130)
Increase (decrease) in net assets from policy transactions	(18,381)	(245,724)	(545,835)
INCREASE (DECREASE) IN NET ASSETS	(12,419)	(201,328)	555,172
NET ASSETS AT BEGINNING OF PERIOD	77,220	740,316	2,951,617
NET ASSETS AT END OF PERIOD	$64,801	$538,988	$3,506,789
Accumulation Units outstanding at beginning of period	2,462	37,827	53,005
Units issued	25	96	26
Units redeemed	(553)	(12,064)	(9,540)
Accumulation Units outstanding at end of period	1,934	25,859	43,491

	2024
	Putnam	Putnam	Putnam
	VT Global	VT International	VT Large
	Health Care	Equity	Cap Growth
	Fund Class IB	Fund Class IB	Fund - Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(158)	$461	$(810)
Net realized gains (losses)	1,657	123	7,163
Change in unrealized gains (losses)	(1,309)	141	18,415
Increase (decrease) in net assets from operations	190	725	24,768
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(298)	(190)	(719)
Transfers among the sub-accounts and with the Fixed Account - net	1	3,444	(4,598)
Increase (decrease) in net assets from policy transactions	(297)	3,254	(5,317)
INCREASE (DECREASE) IN NET ASSETS	(107)	3,979	19,451
NET ASSETS AT BEGINNING OF PERIOD	32,941	36,454	79,019
NET ASSETS AT END OF PERIOD	$32,834	$40,433	$98,470
Accumulation Units outstanding at beginning of period	678	1,631	1,318
Units issued	—	158	20
Units redeemed	(5)	(16)	(96)
Accumulation Units outstanding at end of period	673	1,773	1,242

See notes to financial statements.

31

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2024
	Putnam
	VT Large	Putnam
	Cap Value	VT Research
	Fund - Class IB	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$272	$(427)
Net realized gains (losses)	19,054	1,489
Change in unrealized gains (losses)	7,344	16,697
Increase (decrease) in net assets from operations	26,670	17,759
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—
Transfers for policy benefits and terminations	(34,728)	—
Policy maintenance charge	(1,350)	(653)
Transfers among the sub-accounts and with the Fixed Account - net	(2,248)	1
Increase (decrease) in net assets from policy transactions	(38,326)	(652)
INCREASE (DECREASE) IN NET ASSETS	(11,656)	17,107
NET ASSETS AT BEGINNING OF PERIOD	177,656	70,853
NET ASSETS AT END OF PERIOD	$166,000	$87,960
Accumulation Units outstanding at beginning of period	3,082	1,454
Units issued	9	—
Units redeemed	(652)	(11)
Accumulation Units outstanding at end of period	2,439	1,443

See notes to financial statements.

32

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

1.Organization
On January 26, 2021, Allstate Insurance Company entered into a purchase agreement with Everlake US Holdings Company (formerly Antelope US Holdings Company), an affiliate of an investment fund managed by Blackstone Inc., to sell Everlake Life Insurance Company ("ELIC", formerly known as Allstate Life Insurance Company) and certain affiliates. The necessary state regulatory approvals were received on October 29, 2021, and the sale of ELIC and certain affiliates was completed on November 1, 2021, at which time Everlake US Holdings Company became the parent of Allstate Life Insurance Company ("ALIC"). Subsequently, ALIC was renamed Everlake Life Insurance Company. The transaction had no impact on the obligations towards the policyholders of Everlake Life Variable Life Separate Account A.
    Everlake Life Variable Life Separate Account A (the “Account”, formerly known as Allstate Life Variable Life Separate Account A), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of ELIC. The assets of the Account are legally segregated from those of ELIC. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
    The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). ELIC issued four life insurance policies: Morgan Stanley Variable Life, Provider Variable Life, AIM Lifetime PlusSM Variable Life, and LIFEinVESTSM Variable Life (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing policyholders, but is closed to new policyholders. Absent any policy provisions wherein ELIC contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:

BNY Mellon Stock Index Fund, Inc. Initial Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares
BNY Mellon VIF Government Money Market Portfolio
BNY Mellon VIF Growth & Income Initial Shares
DWS Capital Growth VIP Class A
DWS CROCI® International VIP Class A
DWS Global Income Builder VIP Class A II
DWS Government Money Market VIP Class A II
Fidelity® VIP Asset Manager 70% Portfolio Initial Class*
Fidelity® VIP ContrafundSM Portfolio Initial Class
Fidelity® VIP Equity-Income PortfolioSM Initial Class
Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Portfolio Initial Class
Franklin Templeton Developing Markets VIP Fund Class 2
Franklin Templeton Foreign VIP Fund Class 2
Franklin Templeton Growth VIP Fund Class 2
Franklin Templeton Mutual Shares VIP Fund Class 2
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2
Goldman Sachs VIT International Equity Insights Fund
Goldman Sachs VIT Small Cap Equity Insights Fund
Goldman Sachs VIT Strategic Growth**
Goldman Sachs VIT U.S. Equity Insights Fund
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Comstock
Invesco V.I. Core Equity
Invesco V.I. Core Plus Bond
Invesco V.I. Discovery Large Cap Fund - Series I*
Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Invesco V.I. Diversified Dividend
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I
33

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Invesco V.I. Equity and Income
Invesco V.I. EQV International Equity Fund - Series I
Invesco V.I. Global Core Equity
Invesco V.I. Global Fund - Series I
Invesco V.I. Global Strategic Income Fund - Series I
Invesco V.I. Government Money Market Fund Series I
Invesco V.I. Government Securities
Invesco V.I. High Yield
Invesco V.I. Main Street Fund® - Series I
Invesco V.I. Main Street Mid Cap Fund - Series I
Invesco V.I. Technology
LVIP American Century Balanced Fund-Standard Class II
LVIP American Century International Fund-Standard Class II
MFS® VIT Growth Series Initial Class
MFS® VIT Investors Trust Series Initial Class
MFS® VIT New Discovery Series Initial Class
MFS® VIT Research Series Initial Class
MFS® VIT Utilities Series Initial Class
Morgan Stanley VIF Emerging Markets Class I
Morgan Stanley VIF Global Strategist Portfolio Class I
Morgan Stanley VIF Growth Class I
Putnam VT Global Health Care Fund Class IB
Putnam VT International Equity Fund Class IB
Putnam VT Large Cap Growth Fund - Class IB
Putnam VT Large Cap Value Fund - Class IB
Putnam VT Research Fund Class IB
    *See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2025.
    ∗∗Sub-account was available but did not have assets at December 31, 2025.
    The net assets are affected by the investment results of each Fund, transactions by policyholders and certain policy expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the Fixed Account in which the policyholder’s deposits are included in the ELIC general account assets and earn a fixed rate of return.
    A policyholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
    Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
The Separate Account is engaged in a single line of business as a registered unit investment trust and is divided into various subaccounts for variable life policies with the assets owned by the policyholders. Each subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the chief operating decision maker (“CODM”) manages the activities of the Separate Account using information of each subaccount. The accounting policies of the Separate Account’s segments are the same as those described in the summary of significant accounting policies (see Note 3).
The Separate Account has identified the Chief Executive Officer of ELIC as the CODM as the Separate Account does not have employees and is not a separate legal entity. The CODM uses Increase (decrease) in net assets resulting from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Separate Account. The measure of segment assets is reported on the Statements of Net Assets. Refer to the Statements of Operations and Changes in Net Assets,
34

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Financial Highlights and the related footnotes for each subaccount’s operating segment results. All assets and revenue are generated in the U.S. and there is no customer greater than 10% of the results for all periods presented.

Subsequent Events - Subsequent events have been evaluated through April 6, 2026.
2. Portfolio changes
The following sub-account changes occurred during the year ended December 31, 2025 and December 31, 2024:

Date	New fund name	Old fund name
April 30, 2025	Invesco V.I. Discovery Large Cap Fund - Series I	Invesco V.I. Capital Appreciation Fund - Series I
April 30, 2025	Fidelity® VIP Asset Manager 70% Portfolio - Initial Class	Fidelity® VIP Asset Manager: Growth Portfolio - Initial Class
April 26, 2024	LVIP American Century Balanced Fund-Standard Class II	American Century VP Balanced
April 26, 2024	LVIP American Century International Fund-Standard Class II	American Century VP International

Date	Closed fund manager and/or fund name
December 6, 2024	Morgan Stanley VIF U.S. Real Estate Class I
December 6, 2024	Morgan Stanley VIS Global Infrastructure Portfolio Class X

3. Summary of Significant Accounting Policies
    The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
    Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
    Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Funds. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of ELIC. ELIC is taxed as a life insurance company under the Code and joins its subsidiaries ELIC Reinsurance Company and Everlake Assurance Company in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2025 and believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

35

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

4. Fair Value Measurements
    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1:         Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2:         Assets whose values are based on the following:
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3:    Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.
In determining fair value, the Account uses the market approach, which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period.
5. Expenses
    Surrender Charge - In the event the policy is surrendered, a surrender charge may be imposed. If the policy is surrendered prior to the third anniversary of any deposit, the amount of the charge is 7.75% of the amount withdrawn; in year four the charge is 7.25% and is reduced annually to 2.25% in year nine. In year ten and subsequent, there is no charge. These amounts are included in transfers for policy benefits and terminations on the Statements of Changes in Net Assets.
Mortality and Expense Risk Charge - ELIC assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 0.90% per annum of the daily net assets of the Account. The mortality and expense risk charge is recognized as a reduction in accumulation unit values and reported on the Statements of Operations. The mortality and expense risk charge covers insurance benefits available with the policy and certain expenses of the policy. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.
    Monthly Deductions - For the Morgan Stanley Variable Life, the Provider Variable Life and the AIM Lifetime Plus Variable Life, ELIC deducts a tax expense and administrative charge. Tax expense is charged at an annual rate equal to 0.40% of the Account value for the first ten policy years. ELIC deducts a monthly administrative fee of 0.25% of the account value. These charges are recognized as redemptions of units, and are included in the policy maintenance charge reported on the Statements of Changes in Net Assets.
Cost of Insurance - ELIC deducts monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s face amount and account value.
Policy Administration Charge - ELIC deducts administration expense charges daily at a rate equal to 0.40% per annum of the daily net assets of LIFEinVEST Variable Life policies. The policy administration charge is recognized as a reduction in accumulation unit values and reported on the Statements of Operations.
Annual Maintenance Fee - ELIC deducts an annual maintenance fee of $30 for the Morgan Stanley Variable Life contract and $35 for the Provider Variable Life and AIM Lifetime Plus Variable Life contracts on each policy anniversary. This charge is waived on policies that meet certain requirements. The annual maintenance fee is recognized as redemption of units and reported in the policy maintenance charge on the Statements of Changes in Net Assets.
36

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments
    The cost of investments purchased during the year ended December 31, 2025 was as follows:

Sub-Account	Purchases
BNY Mellon Stock Index Fund, Inc. Initial Shares	$171,397
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	24,445
BNY Mellon VIF Government Money Market Portfolio	30,584
BNY Mellon VIF Growth & Income Initial Shares	20,467
DWS Capital Growth VIP Class A	5,204,681
DWS CROCI® International VIP Class A	58,280
DWS Global Income Builder VIP Class A II	367,411
DWS Government Money Market VIP Class A II	3,782,724
Fidelity® VIP Asset Manager 70% Portfolio Initial Class*	3,466
Fidelity® VIP ContrafundSM Portfolio Initial Class	245,117
Fidelity® VIP Equity-Income PortfolioSM Initial Class	51,920
Fidelity® VIP Growth Portfolio Initial Class	133,044
Fidelity® VIP High Income Portfolio Initial Class	7,717
Franklin Templeton Developing Markets VIP Fund Class 2	2,128
Franklin Templeton Foreign VIP Fund Class 2	9,319
Franklin Templeton Growth VIP Fund Class 2	1,984
Franklin Templeton Mutual Shares VIP Fund Class 2	40,487
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	17,396
Goldman Sachs VIT International Equity Insights Fund	1,932
Goldman Sachs VIT Small Cap Equity Insights Fund	6,372
Goldman Sachs VIT Strategic Growth**	—
Goldman Sachs VIT U.S. Equity Insights Fund	2,220
Invesco V.I. American Franchise	426,747
Invesco V.I. American Value	101,196
Invesco V.I. Discovery Large Cap Fund - Series I*	28,869
Invesco V.I. Comstock	10,400
Invesco V.I. Core Equity	206,125
Invesco V.I. Core Plus Bond	22,113
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	16,670
Invesco V.I. Diversified Dividend	115,961
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I	98,237
Invesco V.I. Equity and Income	231,776
Invesco V.I. EQV International Equity Fund - Series I	32,202
Invesco V.I. Global Core Equity	35,440
Invesco V.I. Global Fund - Series I	25,023
Invesco V.I. Global Strategic Income Fund - Series I	26,826
Invesco V.I. Government Money Market Fund Series I	84,110
Invesco V.I. Government Securities	22,009
Invesco V.I. High Yield	15,006
Invesco V.I. Main Street Fund® - Series I	20,036
Invesco V.I. Main Street Mid Cap Fund - Series I	14,915
Invesco V.I. Technology	4,800
37

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Sub-Account	Purchases
LVIP American Century Balanced Fund-Standard Class II	2,805
LVIP American Century International Fund-Standard Class II	$2,655
MFS® VIT Growth Series Initial Class	321,713
MFS® VIT Investors Trust Series Initial Class	95,066
MFS® VIT New Discovery Series Initial Class	—
MFS® VIT Research Series Initial Class	7,691
MFS® VIT Utilities Series Initial Class	3,127
Morgan Stanley VIF Emerging Markets Class I	2,904
Morgan Stanley VIF Global Strategist Portfolio Class I	22,301
Morgan Stanley VIF Growth Class I	1,927
Putnam VT Global Health Care Fund Class IB	2,355
Putnam VT International Equity Fund Class IB	6,183
Putnam VT Large Cap Growth Fund - Class IB	13,173
Putnam VT Large Cap Value Fund - Class IB	19,194
Putnam VT Research Fund Class IB	6,028
* See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2025.
38

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights
    ELIC offers multiple variable life policies through this Account that have unique combinations of features and fees that are assessed to the policyholders. Differences in these fee structures result in various policy expense rates and accumulation unit values which in turn result in various expense and total return ratios.
    In the table below, the units, the range of lowest to highest accumulation unit values, the net assets, the investment income ratio, the expense ratios assessed by ELIC and the corresponding total return is presented for each policy option of the sub-accounts that had outstanding accumulation units during the period.
Items in the following table are notated as follows:
* Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units.The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests.
    Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.
** Expense Ratio - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
BNY Mellon Stock Index Fund, Inc. Initial Shares
2025	37	$72.15	-	$72.15	$2,653	1.03%	0.90 - 0.90%	16.48	-	16.48%
2024	42	61.94	-	61.94	2,624	1.16	0.90 - 0.90	23.54	-	23.54
2023	45	50.14	-	50.14	2,253	1.42	0.90 - 0.90	24.80	-	24.80
2022	48	40.17	-	40.17	1,924	1.32	0.90 - 0.90	(19.05)	-	(19.05)
2021	56	49.63	-	49.63	2,781	1.14	0.90 - 0.90	27.26	-	27.26
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares
2025	4	57.47	-	57.47	213	0.28	0.90 - 0.90	14.93	-	14.93
2024	7	50.00	-	50.00	355	0.52	0.90 - 0.90	23.76	-	23.76
2023	7	40.40	-	40.40	301	0.76	0.90 - 0.90	22.72	-	22.72
2022	8	32.92	-	32.92	274	0.52	0.90 - 0.90	(23.56)	-	(23.56)
2021	9	43.07	-	43.07	366	0.76	0.90 - 0.90	25.86	-	25.86
39

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

BNY Mellon VIF Government Money Market Portfolio (On July 28, 2023, Morgan Stanley VIF Core Plus Fixed Income Class I merged into BNY Mellon VIF Government Money Market Portfolio)
2025	36	$13.67	-	$13.67	$490	3.85%	0.90 - 0.90%	3.00	-	3.00%
2024	43	13.27	-	13.27	571	4.61	0.90 - 0.90	3.79	-	3.79
2023	34	12.79	-	12.79	441	4.58	0.90 - 0.90	3.69	-	3.69
2022	24	12.33	-	12.33	297	1.19	0.90 - 0.90	0.36	-	0.36
2021	33	12.29	-	12.29	411	0.01	0.90 - 0.90	(0.89)	-	(0.89)
	BNY Mellon VIF Growth & Income Initial Shares
2025	3	78.74	-	78.74	210	0.45	0.90 - 0.90	15.79	-	15.79
2024	3	68.00	-	68.00	227	0.54	0.90 - 0.90	21.62	-	21.62
2023	4	55.91	-	55.91	213	0.65	0.90 - 0.90	25.55	-	25.55
2022	5	44.53	-	44.53	202	0.75	0.90 - 0.90	(15.58)	-	(15.58)
2021	6	52.75	-	52.75	317	0.47	0.90 - 0.90	24.50	-	24.50
	DWS Capital Growth VIP Class A
2025	369	33.48	-	33.48	12,358	0.05	1.30 - 1.30	11.07	-	11.07
2024	393	30.15	-	30.15	11,861	0.19	1.30 - 1.30	24.97	-	24.97
2023	400	24.12	-	24.12	9,646	0.08	1.30 - 1.30	36.79	-	36.79
2022	410	17.63	-	17.63	7,227	0.11	1.30 - 1.30	(31.63)	-	(31.63)
2021	411	25.79	-	25.79	10,609	0.22	1.30 - 1.30	21.19	-	21.19
	DWS CROCI® International VIP Class A
2025	178	5.18	-	5.18	923	2.70	1.30 - 1.30	43.03	-	43.03
2024	175	3.62	-	3.62	634	3.31	1.30 - 1.30	1.12	-	1.12
2023	180	3.58	-	3.58	645	3.29	1.30 - 1.30	17.41	-	17.41
2022	186	3.05	-	3.05	566	3.23	1.30 - 1.30	(14.31)	-	(14.31)
2021	194	3.56	-	3.56	690	2.42	1.30 - 1.30	7.83	-	7.83
	DWS Global Income Builder VIP Class A II
2025	86	25.64	-	25.64	2,217	4.44	1.30 - 1.30	14.30	-	14.30
2024	87	22.44	-	22.44	1,943	3.42	1.30 - 1.30	7.68	-	7.68
2023	92	20.83	-	20.83	1,916	3.14	1.30 - 1.30	13.41	-	13.41
2022	89	18.37	-	18.37	1,634	2.98	1.30 - 1.30	(16.08)	-	(16.08)
2021	93	21.89	-	21.89	2,030	2.31	1.30 - 1.30	9.52	-	9.52
	DWS Government Money Market VIP Class A II (On October 28, 2021, DWS Bond VIP Class A merged into DWS Government Money Market VIP Class A II)
2025	21	10.23	-	10.23	215	3.82	1.30 - 1.30	2.61	-	2.61
2024	23	9.97	-	9.97	234	4.87	1.30 - 1.30	3.56	-	3.56
2023	26	9.63	-	9.63	251	4.47	1.30 - 1.30	3.40	-	3.40
2022	29	9.31	-	9.31	272	0.88	1.30 - 1.30	—	-	—
2021	69	9.31	-	9.31	643	0.01	1.30 - 1.30	(1.28)	-	(1.28)
	Fidelity® VIP Asset Manager 70% Portfolio Initial Class
2025	—	—	-	—	—	0.06	0.90 - 0.90	—	-	—
2024	3	34.57	-	34.57	99	1.80	0.90 - 0.90	9.81	-	9.81
2023	3	31.48	-	31.48	91	1.76	0.90 - 0.90	15.33	-	15.33
2022	3	27.30	-	27.30	90	1.84	0.90 - 0.90	(17.62)	-	(17.62)
2021	3	33.14	-	33.14	111	1.44	0.90 - 0.90	12.94	-	12.94

40

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Fidelity® VIP ContrafundSM Portfolio Initial Class
2025	11	$149.89	-	$149.89	$1,594	0.14%	0.90 - 0.90%	20.39	-	20.39%
2024	12	124.50	-	124.50	1,520	0.18	0.90 - 0.90	32.59	-	32.59
2023	14	93.90	-	93.90	1,286	0.48	0.90 - 0.90	32.26	-	32.26
2022	16	71.00	-	71.00	1,149	0.46	0.90 - 0.90	(26.97)	-	(26.97)
2021	20	97.22	-	97.22	1,966	0.06	0.90 - 0.90	26.69	-	26.69
	Fidelity® VIP Equity-Income PortfolioSM Initial Class
2025	12	55.23	-	55.23	641	1.72	0.90 - 0.90	17.95	-	17.95
2024	14	46.82	-	46.82	653	1.76	0.90 - 0.90	14.31	-	14.31
2023	15	40.96	-	40.96	628	1.90	0.90 - 0.90	9.66	-	9.66
2022	16	37.36	-	37.36	601	1.88	0.90 - 0.90	(5.81)	-	(5.81)
2021	18	39.66	-	39.66	708	1.89	0.90 - 0.90	23.77	-	23.77
	Fidelity® VIP Growth Portfolio Initial Class
2025	8	124.29	-	124.29	988	0.29	0.90 - 0.90	13.87	-	13.87
2024	9	109.15	-	109.15	1,029	—	0.90 - 0.90	29.22	-	29.22
2023	11	84.47	-	84.47	946	0.13	0.90 - 0.90	35.02	-	35.02
2022	12	62.56	-	62.56	775	0.61	0.90 - 0.90	(25.13)	-	(25.13)
2021	15	83.56	-	83.56	1,216	—	0.90 - 0.90	22.11	-	22.11
	Fidelity® VIP High Income Portfolio Initial Class
2025	4	25.82	-	25.82	116	5.12	0.90 - 0.90	9.37	-	9.37
2024	6	23.61	-	23.61	153	5.89	0.90 - 0.90	7.99	-	7.99
2023	7	21.86	-	21.86	161	5.71	0.90 - 0.90	9.49	-	9.49
2022	8	19.96	-	19.96	159	4.27	0.90 - 0.90	(12.17)	-	(12.17)
2021	10	22.73	-	22.73	236	5.27	0.90 - 0.90	3.48	-	3.48
	Franklin Templeton Developing Markets VIP Fund Class 2
2025	1	43.74	-	43.74	45	0.55	0.90 - 0.90	44.96	-	44.96
2024	1	30.18	-	30.18	40	3.84	0.90 - 0.90	6.70	-	6.70
2023	1	28.28	-	28.28	35	2.05	0.90 - 0.90	11.62	-	11.62
2022	1	25.34	-	25.34	31	2.68	0.90 - 0.90	(22.68)	-	(22.68)
2021	1	32.77	-	32.77	38	0.86	0.90 - 0.90	(6.58)	-	(6.58)
	Franklin Templeton Foreign VIP Fund Class 2
2025	5	21.31	-	21.31	106	2.18	0.90 - 0.90	28.04	-	28.04
2024	7	16.64	-	16.64	111	2.39	0.90 - 0.90	(1.89)	-	(1.89)
2023	7	16.97	-	16.97	112	3.18	0.90 - 0.90	19.68	-	19.68
2022	7	14.18	-	14.18	95	3.19	0.90 - 0.90	(8.43)	-	(8.43)
2021	9	15.48	-	15.48	137	1.84	0.90 - 0.90	3.23	-	3.23
	Franklin Templeton Growth VIP Fund Class 2
2025	1	29.06	-	29.06	21	0.91	0.90 - 0.90	22.72	-	22.72
2024	1	23.68	-	23.68	22	0.94	0.90 - 0.90	4.45	-	4.45
2023	1	22.67	-	22.67	20	3.28	0.90 - 0.90	19.93	-	19.93
2022	1	18.90	-	18.90	17	0.15	0.90 - 0.90	(12.29)	-	(12.29)
2021	1	21.55	-	21.55	27	1.09	0.90 - 0.90	3.93	-	3.93

41

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Franklin Templeton Mutual Shares VIP Fund Class 2
2025	6	$40.62	-	$40.62	$261	2.06%	0.90 - 0.90%	10.52	-	10.52%
2024	6	36.75	-	36.75	234	2.02	0.90 - 0.90	10.27	-	10.27
2023	6	33.33	-	33.33	213	1.66	0.90 - 0.90	12.45	-	12.45
2022	9	29.64	-	29.64	253	1.74	0.90 - 0.90	(8.26)	-	(8.26)
2021	13	32.31	-	32.31	427	2.91	0.90 - 0.90	18.10	-	18.10
	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2
2025	6	30.26	-	30.26	193	—	0.90 - 0.90	1.60	-	1.60
2024	7	29.79	-	29.79	202	—	0.90 - 0.90	10.04	-	10.04
2023	7	27.07	-	27.07	184	—	0.90 - 0.90	25.61	-	25.61
2022	9	21.55	-	21.55	184	—	0.90 - 0.90	(34.28)	-	(34.28)
2021	10	32.79	-	32.79	339	—	0.90 - 0.90	9.03	-	9.03
	Goldman Sachs VIT International Equity Insights Fund
2025	1	21.46	-	21.46	14	2.75	0.90 - 0.90	37.25	-	37.25
2024	1	15.64	-	15.64	10	3.02	0.90 - 0.90	5.18	-	5.18
2023	1	14.87	-	14.87	10	2.77	0.90 - 0.90	17.65	-	17.65
2022	1	12.64	-	12.64	8	3.27	0.90 - 0.90	(14.33)	-	(14.33)
2021	1	14.75	-	14.75	10	2.88	0.90 - 0.90	11.17	-	11.17
	Goldman Sachs VIT Small Cap Equity Insights Fund
2025	1	56.19	-	56.19	71	0.75	0.90 - 0.90	15.10	-	15.10
2024	2	48.82	-	48.82	91	1.00	0.90 - 0.90	17.98	-	17.98
2023	2	41.38	-	41.38	78	1.04	0.90 - 0.90	18.21	-	18.21
2022	2	35.00	-	35.00	67	0.24	0.90 - 0.90	(20.10)	-	(20.10)
2021	3	43.81	-	43.81	126	0.47	0.90 - 0.90	22.68	-	22.68
	Goldman Sachs VIT U.S. Equity Insights Fund
2025	—	49.83	-	49.83	17	0.49	0.90 - 0.90	14.71	-	14.71
2024	1	43.44	-	43.44	24	0.67	0.90 - 0.90	27.17	-	27.17
2023	1	34.16	-	34.16	19	0.57	0.90 - 0.90	22.70	-	22.70
2022	2	27.84	-	27.84	48	0.76	0.90 - 0.90	(20.46)	-	(20.46)
2021	3	35.00	-	35.00	97	0.83	0.90 - 0.90	28.25	-	28.25
	Invesco V.I. American Franchise
2025	71	54.87	-	71.03	4,022	—	0.90 - 0.90	10.66	-	10.66
2024	94	49.59	-	64.19	4,802	—	0.90 - 0.90	33.67	-	33.67
2023	111	37.09	-	48.02	4,200	—	0.90 - 0.90	39.67	-	39.67
2022	132	26.56	-	34.38	3,571	—	0.90 - 0.90	(31.73)	-	(31.73)
2021	152	38.90	-	50.36	6,032	—	0.90 - 0.90	10.92	-	10.92
	Invesco V.I. American Value (On April 30, 2021, Invesco V.I. Value Opportunities merged into Invesco V.I. American Value)
2025	32	18.09	-	65.17	677	0.46	0.90 - 0.90	19.92	-	19.92
2024	38	15.08	-	54.35	717	1.03	0.90 - 0.90	29.24	-	29.24
2023	41	11.67	-	42.05	593	0.65	0.90 - 0.90	14.57	-	14.57
2022	52	10.19	-	36.71	649	0.77	0.90 - 0.90	(3.48)	-	(3.48)
2021	53	10.55	-	38.03	686	0.46	0.90 - 0.90	5.54	-	26.80

42

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Invesco V.I. Discovery Large Cap Fund - Series I
2025	5	$45.95	-	$45.95	$238	—%	0.90 - 0.90%	11.79	-	11.79%
2024	7	41.11	-	41.11	293	—	0.90 - 0.90	32.95	-	32.95
2023	7	30.92	-	30.92	225	—	0.90 - 0.90	34.17	-	34.17
2022	11	23.05	-	23.05	243	—	0.90 - 0.90	(31.40)	-	(31.40)
2021	11	33.60	-	33.60	368	—	0.90 - 0.90	21.47	-	21.47
	Invesco V.I. Comstock
2025	2	40.52	-	40.52	90	1.48	0.90 - 0.90	16.39	-	16.39
2024	3	34.81	-	34.81	98	1.76	0.90 - 0.90	14.14	-	14.14
2023	4	30.50	-	30.50	128	1.86	0.90 - 0.90	11.35	-	11.35
2022	4	27.39	-	27.39	117	1.35	0.90 - 0.90	0.22	-	0.22
2021	7	27.33	-	27.33	189	1.84	0.90 - 0.90	32.17	-	32.17
	Invesco V.I. Core Equity
2025	46	51.34	-	59.23	2,606	0.63	0.90 - 0.90	15.13	-	15.13
2024	54	44.60	-	51.45	2,686	0.70	0.90 - 0.90	24.48	-	24.48
2023	66	35.83	-	41.33	2,630	0.73	0.90 - 0.90	22.26	-	22.26
2022	78	29.30	-	33.80	2,556	0.85	0.90 - 0.90	(21.26)	-	(21.26)
2021	98	37.21	-	42.93	4,057	0.61	0.90 - 0.90	26.60	-	26.60
	Invesco V.I. Core Plus Bond
2025	18	17.86	-	18.91	337	4.26	0.90 - 0.90	6.13	-	6.13
2024	28	16.83	-	17.82	489	3.30	0.90 - 0.90	2.13	-	2.13
2023	38	16.48	-	17.45	659	2.58	0.90 - 0.90	5.19	-	5.19
2022	49	15.66	-	16.58	808	0.53	0.90 - 0.90	(15.30)	-	(15.30)
2021	56	18.49	-	19.58	1,078	1.40	0.90 - 0.90	(1.55)	-	(1.55)
	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
2025	10	17.06	-	22.09	182	—	0.90 - 0.90	3.85	-	3.85
2024	14	16.43	-	21.27	245	—	0.90 - 0.90	23.11	-	23.11
2023	19	13.34	-	17.28	273	—	0.90 - 0.90	12.14	-	12.14
2022	22	11.90	-	15.41	270	—	0.90 - 0.90	(31.60)	-	(31.60)
2021	25	17.40	-	22.53	458	—	0.90 - 0.90	18.03	-	18.03
	Invesco V.I. Diversified Dividend
2025	24	46.61	-	46.61	1,127	1.49	0.90 - 0.90	14.70	-	14.70
2024	30	40.63	-	40.63	1,208	1.75	0.90 - 0.90	12.20	-	12.20
2023	41	36.22	-	36.22	1,485	1.99	0.90 - 0.90	8.07	-	8.07
2022	43	33.51	-	33.51	1,450	1.85	0.90 - 0.90	(2.56)	-	(2.56)
2021	47	34.39	-	34.39	1,624	2.05	0.90 - 0.90	17.83	-	17.83
	Invesco V.I. Equally-Weighted S&P 500 Fund - Series I (On April 29, 2022, fund commenced operations) (On April 29, 2022, Invesco V.I. S&P 500 Index Fund merged into Invesco V.I. Equally-Weighted S&P 500 Fund - Series I)
2025	56	13.37	-	13.37	752	1.59	0.90 - 0.90	10.11	-	10.11
2024	73	12.14	-	12.14	881	1.49	0.90 - 0.90	11.69	-	11.69
2023	89	10.87	-	10.87	963	1.26	0.90 - 0.90	12.70	-	12.70
2022	103	9.64	-	9.64	996	0.96	0.90 - 0.90	(3.55)	-	(3.55)

43

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Invesco V.I. Equity and Income (On April 30, 2021, Invesco Managed Volatility Fund Series I merged into Invesco V.I. Equity and Income)
2025	93	$28.45	-	$28.45	$2,642	1.99%	0.90 - 0.90%	11.80	-	11.80%
2024	123	25.45	-	25.45	3,136	1.73	0.90 - 0.90	11.11	-	11.11
2023	147	22.91	-	22.91	3,362	1.86	0.90 - 0.90	9.57	-	9.57
2022	182	20.91	-	20.91	3,807	1.58	0.90 - 0.90	(8.34)	-	(8.34)
2021	220	22.81	-	22.81	5,013	1.84	0.90 - 0.90	17.59	-	17.59
	Invesco V.I. EQV International Equity Fund - Series I
2025	12	31.18	-	37.85	413	1.35	0.90 - 0.90	15.46	-	15.46
2024	15	27.01	-	32.78	449	1.60	0.90 - 0.90	(0.29)	-	(0.29)
2023	18	27.09	-	32.88	553	0.19	0.90 - 0.90	17.09	-	17.09
2022	21	23.13	-	28.08	540	1.63	0.90 - 0.90	(19.04)	-	(19.04)
2021	25	28.57	-	34.68	794	1.28	0.90 - 0.90	4.94	-	4.94
	Invesco V.I. Global Core Equity
2025	19	23.33	-	29.12	441	1.36	0.90 - 0.90	14.53	-	14.53
2024	21	20.37	-	25.43	429	1.04	0.90 - 0.90	15.79	-	15.79
2023	30	17.59	-	21.96	536	0.58	0.90 - 0.90	20.64	-	20.64
2022	31	14.58	-	18.20	457	0.35	0.90 - 0.90	(22.57)	-	(22.57)
2021	32	18.84	-	23.51	597	0.97	0.90 - 0.90	14.93	-	14.93
	Invesco V.I. Global Fund - Series I
2025	3	50.93	-	50.93	132	—	0.90 - 0.90	14.29	-	14.29
2024	4	44.56	-	44.56	168	—	0.90 - 0.90	15.02	-	15.02
2023	4	38.74	-	38.74	148	0.22	0.90 - 0.90	33.53	-	33.53
2022	5	29.01	-	29.01	137	—	0.90 - 0.90	(32.38)	-	(32.38)
2021	6	42.90	-	42.90	273	—	0.90 - 0.90	14.45	-	14.45
	Invesco V.I. Global Strategic Income Fund - Series I
2025	12	25.09	-	25.09	290	5.82	0.90 - 0.90	11.97	-	11.97
2024	16	22.41	-	22.41	365	3.10	0.90 - 0.90	2.23	-	2.23
2023	16	21.92	-	21.92	356	—	0.90 - 0.90	7.91	-	7.91
2022	17	20.31	-	20.31	348	—	0.90 - 0.90	(12.25)	-	(12.25)
2021	20	23.15	-	23.15	468	4.53	0.90 - 0.90	(4.28)	-	(4.28)
	Invesco V.I. Government Money Market Fund Series I (On July 28, 2023, Morgan Stanley VIS Income Plus Portfolio Class X merged into Invesco V.I. Government Money Market Fund Series I)
2025	130	11.12	-	13.44	1,531	3.95	0.90 - 0.90	3.08	-	3.08
2024	179	10.79	-	13.04	2,030	4.86	0.90 - 0.90	4.03	-	4.03
2023	190	10.37	-	12.54	2,068	4.81	0.90 - 0.90	3.92	-	3.92
2022	113	9.98	-	12.06	1,235	1.37	0.90 - 0.90	0.55	-	0.55
2021	132	9.93	-	12.00	1,443	0.01	0.90 - 0.90	(0.89)	-	(0.89)
	Invesco V.I. Government Securities
2025	30	18.57	-	19.52	587	2.82	0.90 - 0.90	6.41	-	6.41
2024	37	17.45	-	18.34	675	2.56	0.90 - 0.90	0.80	-	0.80
2023	42	17.31	-	18.19	763	2.05	0.90 - 0.90	3.69	-	3.69
2022	44	16.70	-	17.55	772	1.89	0.90 - 0.90	(11.09)	-	(11.09)
2021	53	18.78	-	19.74	1,036	2.33	0.90 - 0.90	(3.14)	-	(3.14)

44

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Invesco V.I. High Yield
2025	7	$14.45	-	$24.01	$172	6.71%	0.90 - 0.90%	5.77	-	5.77%
2024	14	13.66	-	22.70	269	5.11	0.90 - 0.90	6.76	-	6.76
2023	20	12.80	-	21.26	338	4.87	0.90 - 0.90	9.19	-	9.19
2022	24	11.72	-	19.47	360	4.57	0.90 - 0.90	(10.36)	-	(10.36)
2021	25	13.08	-	21.72	433	4.27	0.90 - 0.90	3.45	-	3.45
	Invesco V.I. Main Street Fund® - Series I
2025	7	46.09	-	46.09	306	0.45	0.90 - 0.90	14.89	-	14.89
2024	11	40.12	-	40.12	458	—	0.90 - 0.90	22.53	-	22.53
2023	13	32.74	-	32.74	419	0.72	0.90 - 0.90	22.12	-	22.12
2022	16	26.81	-	26.81	431	1.42	0.90 - 0.90	(20.85)	-	(20.85)
2021	18	33.87	-	33.87	595	0.68	0.90 - 0.90	26.43	-	26.43
	Invesco V.I. Main Street Mid Cap Fund - Series I
2025	3	53.92	-	53.92	146	0.31	0.90 - 0.90	8.21	-	8.21
2024	4	49.83	-	49.83	206	0.24	0.90 - 0.90	16.01	-	16.01
2023	7	42.95	-	42.95	287	0.25	0.90 - 0.90	13.44	-	13.44
2022	9	37.86	-	37.86	351	0.35	0.90 - 0.90	(15.03)	-	(15.03)
2021	10	44.56	-	44.56	434	0.45	0.90 - 0.90	22.14	-	22.14
	Invesco V.I. Technology
2025	1	80.59	-	80.59	46	—	0.90 - 0.90	19.39	-	19.39
2024	1	67.50	-	67.50	39	—	0.90 - 0.90	33.06	-	33.06
2023	2	50.73	-	50.73	116	—	0.90 - 0.90	45.63	-	45.63
2022	3	34.83	-	34.83	104	—	0.90 - 0.90	(40.49)	-	(40.49)
2021	4	58.53	-	58.53	253	—	0.90 - 0.90	13.39	-	13.39
	LVIP American Century Balanced Fund-Standard Class II
2025	1	44.73	-	44.73	62	1.90	0.90 - 0.90	8.63	-	8.63
2024	1	41.17	-	41.17	58	1.81	0.90 - 0.90	11.06	-	11.06
2023	2	37.07	-	37.07	66	1.79	0.90 - 0.90	15.37	-	15.37
2022	4	32.13	-	32.13	113	1.17	0.90 - 0.90	(18.01)	-	(18.01)
2021	4	39.19	-	39.19	161	0.72	0.90 - 0.90	14.73	-	14.73
	LVIP American Century International Fund-Standard Class II
2025	5	32.04	-	32.04	171	1.18	0.90 - 0.90	14.95	-	14.95
2024	6	27.87	-	27.87	172	1.59	0.90 - 0.90	1.68	-	1.68
2023	7	27.41	-	27.41	181	1.38	0.90 - 0.90	11.57	-	11.57
2022	7	24.57	-	24.57	164	1.46	0.90 - 0.90	(25.43)	-	(25.43)
2021	7	32.95	-	32.95	221	0.16	0.90 - 0.90	7.78	-	7.78
	MFS® VIT Growth Series Initial Class
2025	10	113.37	-	113.37	1,151	—	0.90 - 0.90	11.19	-	11.19
2024	12	101.96	-	101.96	1,253	—	0.90 - 0.90	30.28	-	30.28
2023	14	78.26	-	78.26	1,096	—	0.90 - 0.90	34.65	-	34.65
2022	16	58.12	-	58.12	945	—	0.90 - 0.90	(32.25)	-	(32.25)
2021	18	85.79	-	85.79	1,502	—	0.90 - 0.90	22.43	-	22.43

45

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	MFS® VIT Investors Trust Series Initial Class
2025	4	$48.15	-	$48.15	$207	1.56%	0.90 - 0.90%	12.55	-	12.55%
2024	6	42.78	-	42.78	245	0.70	0.90 - 0.90	18.45	-	18.45
2023	6	36.12	-	36.12	208	0.73	0.90 - 0.90	17.92	-	17.92
2022	6	30.63	-	30.63	192	0.61	0.90 - 0.90	(17.24)	-	(17.24)
2021	8	37.01	-	37.01	280	0.62	0.90 - 0.90	25.68	-	25.68
	MFS® VIT New Discovery Series Initial Class
2025	—	42.61	-	42.61	13	—	0.90 - 0.90	11.95	-	11.95
2024	1	38.06	-	38.06	47	—	0.90 - 0.90	5.76	-	5.76
2023	1	35.99	-	35.99	45	—	0.90 - 0.90	13.39	-	13.39
2022	1	31.74	-	31.74	40	—	0.90 - 0.90	(30.39)	-	(30.39)
2021	1	45.59	-	45.59	58	—	0.90 - 0.90	0.89	-	0.89
	MFS® VIT Research Series Initial Class
2025	—	43.26	-	43.26	21	1.05	0.90 - 0.90	11.84	-	11.84
2024	1	38.68	-	38.68	29	0.61	0.90 - 0.90	17.80	-	17.80
2023	1	32.83	-	32.83	25	0.52	0.90 - 0.90	21.33	-	21.33
2022	1	27.06	-	27.06	21	0.38	0.90 - 0.90	(17.95)	-	(17.95)
2021	2	32.98	-	32.98	57	0.54	0.90 - 0.90	23.68	-	23.68
	MFS® VIT Utilities Series Initial Class
2025	1	78.14	-	78.14	55	2.97	0.90 - 0.90	13.98	-	13.98
2024	2	68.55	-	68.55	168	2.32	0.90 - 0.90	10.65	-	10.65
2023	2	61.95	-	61.95	153	3.39	0.90 - 0.90	(2.98)	-	(2.98)
2022	3	63.86	-	63.86	185	2.42	0.90 - 0.90	(0.15)	-	(0.15)
2021	3	63.95	-	63.95	187	1.75	0.90 - 0.90	13.07	-	13.07
	Morgan Stanley VIF Emerging Markets Class I
2025	1	44.16	-	44.16	51	0.32	0.90 - 0.90	31.77	-	31.77
2024	2	33.51	-	33.51	65	1.20	0.90 - 0.90	6.85	-	6.85
2023	2	31.37	-	31.37	77	1.62	0.90 - 0.90	10.97	-	10.97
2022	2	28.27	-	28.27	70	0.41	0.90 - 0.90	(25.75)	-	(25.75)
2021	3	38.07	-	38.07	106	0.81	0.90 - 0.90	2.06	-	2.06
	Morgan Stanley VIF Global Strategist Portfolio Class I
2025	19	24.25	-	24.25	466	—	0.90 - 0.90	16.35	-	16.35
2024	26	20.84	-	20.84	539	—	0.90 - 0.90	6.50	-	6.50
2023	38	19.57	-	19.57	740	1.65	0.90 - 0.90	13.05	-	13.05
2022	39	17.31	-	17.31	673	—	0.90 - 0.90	(17.68)	-	(17.68)
2021	40	21.03	-	21.03	846	1.86	0.90 - 0.90	7.40	-	7.40
	Morgan Stanley VIF Growth Class I
2025	28	79.25	-	110.65	3,014	—	0.90 - 0.90	34.50	-	34.50
2024	43	58.92	-	82.26	3,507	—	0.90 - 0.90	45.27	-	45.27
2023	53	40.56	-	56.63	2,952	—	0.90 - 0.90	47.34	-	47.34
2022	66	27.53	-	38.43	2,498	—	0.90 - 0.90	(60.43)	-	(60.43)
2021	75	69.56	-	97.12	7,201	—	0.90 - 0.90	(0.79)	-	(0.79)

46

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Putnam VT Global Health Care Fund Class IB
2025	1	$55.64	-	$55.64	$37	—%	0.90 - 0.90%	14.02	-	14.02%
2024	1	48.80	-	48.80	33	0.46	0.90 - 0.90	0.51	-	0.51
2023	1	48.55	-	48.55	33	0.30	0.90 - 0.90	8.16	-	8.16
2022	1	44.89	-	44.89	31	0.47	0.90 - 0.90	(5.53)	-	(5.53)
2021	1	47.52	-	47.52	53	1.08	0.90 - 0.90	18.33	-	18.33
	Putnam VT International Equity Fund Class IB
2025	2	31.12	-	31.12	50	0.01	0.90 - 0.90	36.45	-	36.45
2024	2	22.80	-	22.80	40	2.04	0.90 - 0.90	2.04	-	2.04
2023	2	22.35	-	22.35	36	0.03	0.90 - 0.90	17.45	-	17.45
2022	2	19.03	-	19.03	41	1.49	0.90 - 0.90	(15.53)	-	(15.53)
2021	3	22.53	-	22.53	64	1.13	0.90 - 0.90	7.85	-	7.85
	Putnam VT Large Cap Growth Fund - Class IB
2025	1	89.81	-	89.81	108	—	0.90 - 0.90	13.31	-	13.31
2024	1	79.25	-	79.25	98	—	0.90 - 0.90	32.20	-	32.20
2023	1	59.95	-	59.95	79	—	0.90 - 0.90	43.19	-	43.19
2022	2	41.87	-	41.87	68	—	0.90 - 0.90	(31.12)	-	(31.12)
2021	1	60.79	-	60.79	89	—	0.90 - 0.90	21.56	-	21.56
	Putnam VT Large Cap Value Fund - Class IB
2025	2	81.17	-	81.17	198	1.40	0.90 - 0.90	19.27	-	19.27
2024	2	68.05	-	68.05	166	1.07	0.90 - 0.90	18.07	-	18.07
2023	3	57.64	-	57.64	178	2.08	0.90 - 0.90	14.63	-	14.63
2022	4	50.28	-	50.28	199	1.49	0.90 - 0.90	(4.00)	-	(4.00)
2021	5	52.37	-	52.37	249	1.20	0.90 - 0.90	26.16	-	26.16
	Putnam VT Research Fund Class IB
2025	1	71.22	-	71.22	102	0.56	0.90 - 0.90	16.82	-	16.82
2024	1	60.96	-	60.96	88	0.38	0.90 - 0.90	25.14	-	25.14
2023	1	48.71	-	48.71	71	0.79	0.90 - 0.90	27.71	-	27.71
2022	1	38.14	-	38.14	56	0.56	0.90 - 0.90	(18.02)	-	(18.02)
2021	1	46.53	-	46.53	69	0.10	0.90 - 0.90	23.02	-	23.02

47

EVERLAKE LIFE INSURANCE COMPANY
Statutory-basis Statements of Financial Position as of December 31, 2025 and 2024,
Statutory-basis Statements of Operations, Changes in Capital and Surplus
and Cash Flows for the Years Ended December 31, 2025, 2024 and 2023,
Statutory-basis Supplemental Schedules as of December 31, 2025,
Independent Auditor’s Report

Financial Statements and Notes to Financial Statements

INDEPENDENT AUDITOR’S REPORT
To the Audit & Risk Committee of
Everlake US Holdings Company
Northbrook, Illinois

Opinions
We have audited the statutory-basis financial statements of Everlake Life Insurance Company (the “Company”), which is a wholly-owned subsidiary of Everlake US Holdings Company, which comprise the statutory-basis statements of financial position as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Everlake Life Insurance Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Illinois Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.
Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 25, 2026

EVERLAKE LIFE INSURANCE COMPANY
STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

($ in millions, except par value and number of shares)	December 31,
	2025	2024
ADMITTED ASSETS
Bonds (fair value: $14,786 and $14,201)	$15,457	$15,155
Common stocks:
Unaffiliated companies (cost: $17 and $7)	17	7
Subsidiaries and affiliates (cost: $64 and $64)	55	52
Mortgage loans on real estate	4,009	4,309
Cash, cash equivalents and short-term investments	907	681
Contract loans	579	562
Derivatives	174	141
Other invested assets	2,149	1,984
Receivables for securities	3	78
Subtotals, cash and invested assets	23,350	22,969
Investment income due and accrued	181	149
Premiums and considerations	119	132
Reinsurance recoverables and other reinsurance receivables	113	171
Funds held by or deposited with reinsured companies	3,350	—
Receivables from parent, subsidiaries and affiliates	10	10
Negative interest maintenance reserve (“IMR”)	125	142
Advanced benefits	35	34
Other assets	39	29
From Separate Accounts, Segregated Accounts and Protected Cell Accounts	2,185	2,191
Total admitted assets	$29,507	$25,827

LIABILITIES
Aggregate reserve for life contracts	$12,099	$11,503
Aggregate reserve for accident and health contracts	26	28
Liability for deposit-type contracts	1,771	1,672
Contract claims and liabilities	86	75
Other amounts payable on reinsurance	133	171
Net deferred tax liability	124	195
Asset valuation reserve (“AVR”)	547	528
Payable to parent, subsidiaries and affiliates	79	50
Funds held under reinsurance treaties with unauthorized and certified reinsurers	9,846	6,613
Funds held under coinsurance	698	694
Derivatives	107	72
Repurchase agreements	143	234
Other liabilities	160	117
From Separate Accounts Statement	2,185	2,191
Total liabilities	28,004	24,143

CAPITAL AND SURPLUS
Common capital stock ($227 par value; 23,800 shares authorized, issued and outstanding)	5	5
Gross paid in and contributed surplus	1,359	1,406
Aggregate write-ins for special surplus funds	125	142
Unassigned funds (surplus)	14	131
Total capital and surplus	1,503	1,684
Total liabilities and capital and surplus	$29,507	$25,827

See notes to statutory-basis financial statements.

EVERLAKE LIFE INSURANCE COMPANY
STATUTORY-BASIS STATEMENTS OF OPERATIONS

($ in millions)	Year Ended December 31,
	2025	2024	2023
Premiums and annuity considerations for life and accident and health contracts	$1,328	$825	$1,022
Net investment income	1,010	1,196	1,138
Amortization of IMR	(43)	(22)	(1)
Commissions and expense allowances on reinsurance ceded	133	74	78
Reserve adjustments on reinsurance ceded	(353)	(315)	(261)
Fees associated with Separate Accounts	41	42	41
Experience refund on reinsurance ceded	57	125	129
Funds withheld income	88	—	—
Other income	2	1	2
Total	2,263	1,926	2,148

Death benefits	434	445	450
Annuity benefits	364	376	438
Surrender benefits and withdrawals for life contracts	416	482	549
Interest and adjustments on contracts or deposit-type contract funds	50	276	44
Increase (decrease) in aggregate reserves for life and accident and health contracts	592	(296)	(51)
Other contract benefits	7	10	9
Commissions and general insurance expenses, including insurance taxes, licenses and fees	264	214	220
Net transfers to or (from) Separate Accounts net of reinsurance	(394)	(353)	(319)
Funds withheld expense	477	461	394
Total	2,210	1,615	1,734

Net gain (loss) from operations before federal income taxes and realized capital gains or (losses)	53	311	414

Federal and foreign income taxes incurred (excluding tax on capital gains)	20	58	24

Net gain (loss) from operations after federal income taxes and before realized capital gains or (losses)	33	253	390

Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax of $61, $6 and $1 (excluding taxes of $(3), $(7) and $(6) transferred to the IMR)	231	21	3

Net income	$264	$274	$393

See notes to statutory-basis financial statements.

EVERLAKE LIFE INSURANCE COMPANY
STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

($ in millions)	Year Ended December 31,
	2025	2024	2023
Capital and surplus, December 31, prior year	$1,684	$1,838	$1,760
Net income	264	274	393
Change in net unrealized capital gains (losses)	(199)	2	86
Change in net unrealized foreign exchange capital gains (losses)	(2)	—	(5)
Change in net deferred income tax	35	31	(55)
Change in nonadmitted assets	15	6	143
Change in AVR	(19)	(17)	(84)
Paid-in surplus adjustment	(47)	(77)	(194)
Dividends to stockholder	(228)	(373)	(206)
Capital and surplus, December 31, current year	$1,503	$1,684	$1,838

See notes to statutory-basis financial statements.

EVERLAKE LIFE INSURANCE COMPANY
STATUTORY-BASIS STATEMENTS OF CASH FLOWS

($ in millions)	Year Ended December 31,
	2025	2024	2023
Cash from operations
Premiums collected net of reinsurance	$586	$827	$1,025
Net investment income	976	1,231	1,141
Miscellaneous income	198	282	177
Total	1,760	2,340	2,343

Benefits and loss related payments	1,603	1,546	1,731
Net transfers to Separate Accounts, Segregated Accounts and Protected Cell Accounts	(394)	(338)	(286)
Commissions, expenses paid and aggregate write-ins for deductions	737	657	610
Federal and foreign income taxes paid (recovered)	30	51	21
Total	1,976	1,916	2,076
Net cash from operations	(216)	424	267

Cash from investments
Proceeds from investments sold, matured or repaid	2,759	3,725	3,107
Cost of investments acquired (long-term only)	2,384	3,578	2,294
Net increase or (decrease) in contract loans and premium notes	18	19	3
Net cash from investments	357	128	810

Cash from financing and miscellaneous sources
Capital and paid-in surplus, less treasury stock	(47)	(77)	(194)
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	50	5	(171)
Dividends to stockholder	228	373	206
Other cash provided (applied)	310	32	(292)
Net cash from financing and miscellaneous sources	85	(413)	(863)

Reconciliation of cash, cash equivalents and short-term investments
Net change in cash, cash equivalents and short-term investments	226	139	214
Cash, cash equivalents and short-term investments, beginning of year	681	542	328
Cash, cash equivalents and short-term investments, end of year	$907	$681	$542

Supplemental disclosures for non-cash transactions

Assets transferred from a non-affiliate for reinsurance settlement	$500	$—	$—
Portfolio investments exchanged	$156	$3,224	$418
Change in receivable for securities sold	$45	$31	$9
Income from other invested assets	$—	$6	$—
Assets transferred from/to a subsidiary	$—	$—	$348
Assets transferred from the Separate Accounts	$—	$—	$25
Change in payable for securities acquired	$—	$—	$1

See notes to statutory-basis financial statements.

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
1. General
Everlake Life Insurance Company (the “Company”, formerly known as Allstate Life Insurance Company), an Illinois domiciled insurer, is a wholly owned subsidiary of Everlake US Holdings Company (“EUHC”), a Delaware corporation. EUHC is a wholly owned subsidiary of Everlake US Parent Company, a Delaware corporation. Everlake US Parent Company is a wholly owned subsidiary of Everlake Holdings, LP. Prior to November 1, 2021, the Company was a wholly owned subsidiary of Allstate Insurance Company (“AIC”), an Illinois domiciled insurer. AIC is a wholly owned subsidiary of Allstate Insurance Holdings, LLC (“AIH”), a Delaware limited liability company. AIH is a wholly owned subsidiary of The Allstate Corporation.
On January 26, 2021, AIC and Allstate Financial Insurance Holdings Corporation entered into a Stock Purchase Agreement (“Allstate Life Insurance Company Purchase Agreement”) with EUHC (formerly Antelope US Holdings Company), an affiliate of an investment fund managed by Blackstone Inc. to sell the Company and certain affiliates. The necessary state regulatory approvals were received on October 29, 2021, and the sale of the Company and certain affiliates was completed on November 1, 2021, at which time EUHC became the parent of the Company. Subsequently, the Company was renamed to Everlake Life Insurance Company.
The Company previously sold life insurance through Allstate exclusive agents and exclusive financial specialists. The Company is authorized to sell life insurance and retirement products in 49 states, the District of Columbia and Puerto Rico. The Company’s business, which is administered by third parties, consists of traditional, interest-sensitive and variable life insurance, and deferred and immediate annuities. Term and whole life insurance offer basic life protection solutions. Universal life and retirement products cover more advanced needs. The Company discontinued sales of life insurance products d uring third quarter 2021. Since the acquisition by EUHC on November 1, 2021, the Company’s strategy is to build scale and diversify its business through the opportunistic acquisition of life and annuity liabilities. These acquisitions could be structured as purchase agreements or reinsurance agreements.
For 2025, the top geographic locations for direct statutory premiums and annuity considerations were California, Texas, Florida, Illinois and Pennsylvania. No other jurisdictions accounted for more than 5% of direct statutory premiums and annuity considerations.

2. Summary of Significant Accounting Policies
Basis of presentation
The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (“IL DOI”). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
The State of Illinois requires its domestic insurance companies to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual (“APPM”), which includes all Statements of Statutory Accounting Principles (“SSAPs”), subject to any deviations prescribed or permitted by the IL DOI. The Insurance Commissioner of the State of Illinois has the right to permit other specific practices that deviate from prescribed practices.
The Company’s net income and capital and surplus did not include any accounting practices prescribed or permitted by the IL DOI during 2025, 2024 or 2023.
Accounting practices and procedures of the NAIC as prescribed or permitted by the IL DOI comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences relevant to the Company are as follows:
•Under the APPM, debt securities must meet a principles-based bond definition in order to be reported as bonds while such a definition does not exist under GAAP. Bonds, including asset-backed securities (“ABS”) or loan-backed and structured securities (“LBASS”), and short-term investments are stated at amortized cost, or lower of amortized cost or fair value, or recovery value, while under GAAP, they are carried at fair value.
•Under the APPM, unaffiliated common stocks are reported at fair value and changes in fair value are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus. Under GAAP, equity investments, including common stocks and limited partnership interests not accounted for under the equity method of accounting (“EMA”) or that do not result in consolidation, are measured at fair value with changes in fair value recognized in net income.
•Under the APPM, mortgage loans are carried at unpaid principal amount net of unamortized premium or discount. Under GAAP, they are carried at amortized cost, net of credit loss allowances, which are estimates of expected credit losses, established for loans upon origination or purchase, and are adjusted periodically considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the loans. Under the APPM, impairment adjustments on mortgage loans are recorded when it is probable contractual principal and interest will not be collected. Other-than-temporary impairment (“OTTI”) adjustments reduce the carrying value of mortgage loans to the fair value of the collateral less the estimated cost to sell. Under GAAP, loans are evaluated on a pooled basis when they share similar risk characteristics; while under the APPM, loans are evaluated individually.
•Investments classified as cash equivalents under the APPM are stated at fair value or amortized cost, while under GAAP, these investments are carried at fair value.
•Certain investments in joint ventures, partnerships and limited liability companies under GAAP are recorded at fair value. Per the APPM, these investments require EMA to be used. EMA on a statutory basis, in conjunction with AVR recognition requirements as discussed below, recognizes the earnings of the investment in surplus with only the portion distributed recorded in investment income, while GAAP recognizes all earnings, both distributed and undistributed in investment income. Investments in joint ventures, partnerships and limited liability companies are required to have audited GAAP financial statements or audited U.S. tax-basis financial statements to be admitted. For investments in non-U.S. joint ventures, partnerships and limited liability companies for which audited GAAP or International Financial Reporting Standards financial statements are not available, admission requires using certain audited financial statements prepared using foreign generally accepted accounting principles with an audited reconciliation to GAAP. Under the APPM, residual equity investments are accounted for using the Allowable Yield Method or carried at the lower of cost or market (Practical Expedient). Under GAAP, equity investments that are not accounted for under the equity method or do not result in consolidation, are measured at fair value with changes in fair value recognized in net income.
•Investments in certain non-insurance affiliates are carried at amounts prescribed by the APPM and admitted if there are audited GAAP financial statements. GAAP requires consolidation when certain criteria are met. Differences between the APPM and GAAP result from differences in the entities that are accounted for under EMA, combined or consolidated, as well as differences in accounting practices and procedures.
•Realized investment capital gains or losses are reported net of related income taxes, while under GAAP, such gains or losses are reported gross of tax.
•Under both GAAP and the APPM, the Company is required to identify impairments and recognize credit or intent related losses on bonds including ABS or LBASS (i.e., the term used in the APPM is “OTTI”, effective January 1, 2020, this term is no longer used in GAAP). However, the measurement of credit impairments differs for bonds and the trigger for intent impairments differs for ABS or LBASS.
Intent related credit losses are recorded when there is a decision to sell a security or when it is more likely than not that the Company will be required to sell the security before the recovery of the amortized cost basis. Under GAAP and the APPM, for intent related credit losses, bonds, including ABS or LBASS are written down to fair value. In addition, for ABS or LBASS under the APPM, intent related OTTI is also recognized when there is no intent and ability to hold the security until it recovers in value, which is not required under GAAP.
Credit related impairments result from an assessment that the entire amortized cost basis is not expected to be recovered. Under GAAP, for bonds, including ABS or LBASS, in an unrealized loss position, credit losses are recorded to expected recovery value, which is recognized as a contra asset allowance and may not exceed fair value. Recovery value is determined by calculating the best estimate of future cash flows considering past events, current conditions and reasonable and supportable forecasts discounted at the security’s current effective rate. Under the APPM, for credit related OTTI, bonds other than ABS or LBASS, are written down to fair value and ABS or LBASS are written down to the expected recovery value.
•Under the APPM, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item with no ineffectiveness separately recorded. Derivatives that are not designated as accounting hedges are recorded at fair value, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus until the transaction is closed (e.g., terminated, sold, expired, exercised). Derivatives which are used in replication are reported in a manner consistent with the asset that has been replicated. Embedded derivative instruments are not accounted for separately as derivative instruments. Derivative assets and liabilities are reported gross in the statutory-basis financial statements.
Under GAAP, derivatives that qualify as a fair value hedge are recorded at fair value in the same income statement line item as the hedged item; cash flow hedges are also recorded at fair value. Hedge ineffectiveness, if any, is recorded along with the hedged item. The change in fair value of a non-hedge derivative, including derivatives used in replication, is recorded as a realized capital gain or loss. Embedded derivative instruments are accounted for separately and marked to market through realized capital gains or losses. Derivative assets and liabilities that qualify for offsetting with a counterparty are reported as a net asset or liability in the financial statements.

•Under the APPM, costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts, principally agents’ and brokers’ remuneration and certain underwriting costs, are expensed as incurred. Under GAAP, these costs are deferred and amortized to income either over the premium paying period of the related policies in proportion to the estimated revenue on such business or in relation to the present value of estimated gross profits on such business over the estimated lives of the contracts.
•Both GAAP and the APPM require a provision for deferred taxes on temporary differences between the reporting and tax bases of assets and liabilities. The change in deferred taxes is reported in surplus per the APPM, while under GAAP, the change is reported in the Statement of Operations. The APPM also includes limitations as to the amount of deferred tax assets (“DTAs”) that may be reported as an admitted asset. Both GAAP and the APPM require a valuation allowance for DTAs and the allowance is similarly measured.
•Under the APPM, the effects of reinsurance are netted against the corresponding assets or liabilities versus reported on a gross basis for GAAP. For paid and unpaid reinsurance recoverables and receivables reported gross on the GAAP balance sheet, effective January 1, 2020 credit loss allowances, which are estimates of expected credit losses, are established through a charge to GAAP income and reported as a contra asset. GAAP credit loss allowances are established considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the asset. Under GAAP, reinsurance recoverables and receivables may be evaluated on a pooled basis when they share similar risk characteristics; while under the APPM, reinsurance recoverables and receivables are generally evaluated individually for collectibility and amounts determined to be uncollectible are charged to income in the period the determination is made. Under the APPM, a loss on reinsurance is expensed immediately, while under GAAP, a loss is deferred as cost of reinsurance and amortized into income over the estimated life of the policies.
•Certain reported assets, including prepaid expenses, certain other receivables over 90 days past due, certain agent and bills receivables and receivable from sale of securities over 15 days past due, are designated as nonadmitted assets and are charged directly to unassigned surplus. Under GAAP, these assets are reported in the Statements of Financial Position, net of any valuation allowance. The Company adopted the guidance in INT 23-01 – Net Negative (Disallowed) Interest Maintenance Reserve effective September 30, 2023, which limits admitted net negative IMR to 10% of adjusted capital and surplus, with the nonadmitted portion charged to unassigned surplus. Refer to net negative (disallowed) IMR of Note 19 – Other Items for additional detail.
•For holders of surplus notes, interest is not accrued until approved by the insurance departments of the applicable states of domicile per the APPM. GAAP requires interest on surplus notes to be accrued whether or not state approval has been obtained.
•Life statutory policy reserves are based on mortality, interest and other assumptions applied in compliance with statutory regulations and subject to reserve testing with assumptions subject to statutory requirements. Health statutory policy reserves are based on morbidity, interest, and withdrawal assumptions applied in compliance with statutory regulations. Statutory formula policy reserves in certain cases are subject to stand alone reserve testing with assumptions subject to statutory requirements. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, morbidity, interest and withdrawals and include sufficiency testing with assumptions representative of the Company’s current expectations. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus per the APPM rather than included in the determination of net gain from operations for GAAP.
•An AVR and IMR are required by the APPM, but not GAAP. The accounting policy for AVR and IMR are discussed further in Note 2 under the caption “AVR and IMR”.
•Under the APPM, liabilities from guaranty funds or other assessments from insolvencies of entities that wrote long term care contracts are recorded at discounted rates, while all other assessments are reported at undiscounted rates. Under GAAP, all guaranty funds or other assessments are reported at undiscounted rates.
•The assets and reserves relating to indexed variable annuity contracts are reflected as assets and liabilities related to Separate Accounts and are carried at fair value. Premium receipts and benefits on these contracts are recorded as revenue and expense and are transferred to or (from) the Separate Accounts. Under GAAP, these assets are reported as cash, other invested assets and receivables. Other invested assets are carried at fair value. Liabilities are reported as contractholder funds. Revenues are comprised of contract charges and fees for contract administration and surrenders.
•Under the APPM, premium receipts and benefits on certain annuity contracts and universal life-type contracts are recorded as revenue and expense. Under GAAP, revenue on certain annuity contracts and universal life-type contracts is comprised of contract charges and fees, which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on certain annuity contracts and universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities, while benefits are recognized as expenses in excess of the policyholder account balance.

•GAAP requires the presentation of comprehensive income and its components in the financial statements, which is not required by the APPM.
•Under the APPM, economic transactions between related parties involving the exchange of assets or liabilities are accounted for at their fair value and non-economic transactions are accounted for at their fair value if lower than book value, while under GAAP, the exchange of assets or liabilities between related parties are accounted for at book value. If the related parties are affiliates under common control and if the common parent is subject to APPM guidance, increases in surplus on such transactions are deferred by the common parent reporting entity.
Use of estimates
The preparation of statutory-basis financial statements in conformity with the NAIC Annual Statement Instructions and accounting practices prescribed or permitted by the IL DOI requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.
Adoption of accounting guidance
During 2024 and 2023, the NAIC issued updates to the SSAPs related to its bond definition project to clarify the definition of bond investments. The new guidance was effective January 1, 2025, and has been applied prospectively. The principles-based bond definition is applied to securities to determine whether they should be classified as long-term bonds, equity securities, or other invested assets for statutory reporting purposes. Under the new guidance, a bond must represent a creditor relationship with a fixed payment schedule and qualify as either an issuer credit obligation (“ICO”) or an ABS. Securities that qualify as ICO or ABS continue to be accounted for as bonds, with each category being disclosed separately. Securities with equity-like characteristics or ownership interests are not bonds and are to be accounted for and reported separately. Revisions were also made to the SSAPs related to the accounting treatment of residual equity investments. Residual equity investments shall be initially reported at cost. For subsequent reporting, the Company can either elect to apply the lower of amortized cost or fair value under the Allowable Earned Yield method or the practical expedient method by calculating the carrying value such that all distributions received are treated as a reduction in the carrying value.
The Company elected to apply the practical expedient method to account for residual equity investments. Under the practical expedient method, distributions received from residual equity investments are accounted for as a return of capital until the carrying value of the residual equity investment is reduced to zero. Distributions received from the residual equity investment after the carrying value is reduced to zero are recognized as investment income. Residual equity investments will continue to be assessed for impairment with an OTTI recognized when the fair value of a residual equity investment is less than the carrying value. Upon adoption of the updated guidance for residual equity investments effective January 1, 2025, the Company reclassified $324 million of unrealized capital gains on residual equity investments to the cost basis. The $324 million of reclassified unrealized capital gains are included in the Change in net unrealized capital gains (losses) in the Statements of Changes in Capital and Surplus and Net realized capital gains (losses) in the Statements of Operations.
As a result of the implementation of the new guidance, there was no impact to capital and surplus.
As the NAIC revised its bond reporting categories, the 2025 presentation differs from (or is not directly comparable to) the 2024 presentation.
Investments
Bonds
Effective January 1, 2025, the Company adopted the NAIC’s updates to the SSAPs related to its bond definition project that clarifies the definition of bond investments. Under the new guidance, a bond must represent a creditor relationship with a fixed payment schedule and qualify as either an ICO or an ABS.
Bonds, other than ABS or LBASS, with an NAIC designation of 1 through 5 are reported at amortized cost using the effective yield method. Bonds with an NAIC designation of 6 are reported at the lower of amortized cost or fair value, with the difference reflected in unassigned surplus as an unrealized capital loss. Realized capital losses recognized on bonds due to OTTI resulting from changes in the general level of interest rates are reported in the IMR, net of tax and amortized into the Statements of Operations.
ABS or LBASS with an NAIC designation of 1 through 5 are reported at amortized cost using the effective yield method. ABS or LBASS with an NAIC designation of 6 are reported at the lower of amortized cost or fair value, with the difference reflected in unassigned surplus as an unrealized capital loss. In general, ABS or LBASS utilize a multi-step process for determining carrying value and NAIC designation in accordance with SSAP No. 43, Asset-backed Securities. For ABS or LBASS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis.

Common stocks
Unaffiliated common stocks are carried at fair value with unrealized capital gains and losses credited or charged directly to unassigned surplus. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.
Affiliated common stocks are carried at the underlying statutory equity of the affiliated entity.
Mortgage loans
Mortgage and mezzanine loans are reported at the unpaid principal balances, net of discounts/premiums and capitalized interest balance. Loans deemed uncollectible are written off. Loan balances in excess of cash value are non-admitted.
Mezzanine real estate loans are analyzed under SSAP No. 37, Mortgage Loans, to qualify as an admitted asset.
Cash equivalents and short-term investments
Cash equivalents reported at amortized cost are readily convertible into known amounts of cash and so near their maturity that they present an insignificant risk of change in value because of changes in interest rates. The Company considers investments with an original maturity of 90 days or less as cash equivalents. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are reported at amortized cost.
Contract loans
Contract loans are reported at the unpaid principal and capitalized interest balance. Interest is capitalized into the loan balance each contract anniversary. Loans deemed uncollectible are written off. Loan balances in excess of cash value are non-admitted.
Other invested assets
Other invested assets consist of investments in joint ventures, partnerships, limited liability companies, low income housing tax credit (“LIHTC”) property investments and surplus notes. Investments in joint ventures, partnerships and limited liability companies are generally reported based on the underlying audited GAAP equity of the investee, with undistributed earnings or losses reflected in unassigned surplus as a change in net unrealized capital gains and losses and, are generally recognized on a delay due to the availability of financial statements. The change in net unrealized capital gains and losses is reported in unassigned surplus, as well as used in the calculation of the AVR provision. LIHTC property investments are carried at proportional amortized cost, based on the proportion of tax benefits received in the current year to total estimated tax benefits allocated to the Company. The amortization is recorded through net investment income. Surplus notes are reported at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation.
Residual Equity
Residual equity investments consist of investment structures that issue one or more classes of debt securities created for the primary purpose of raising debt capital backed by collateral assets. Residual equity investments shall be initially reported at cost. The Company has elected to apply the practical expedient method to account for the residual equity investments. Under the practical expedient method, the Company will account for distributions received as a reduction in the carrying value. Distributions received will not be recognized as investment income until the residual equity investment has a carrying value of zero. Once the residual equity investment has a zero carrying value, distributions received will be recognized as investment income.
OTTI
The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for bonds, including ABS or LBASS) or cost (for stocks) is below internally established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential OTTI using all reasonably available information relevant to the collectibility or recovery of the security. Inherent in the Company’s evaluation of OTTI for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: (1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; (2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and (3) the length of time and extent to which the fair value has been less than amortized cost or cost.
For each bond, excluding ABS or LBASS, in an unrealized loss position (fair value is less than amortized cost), the Company assesses whether management with the appropriate authority has made a decision to sell the bond prior to its maturity at an amount below its carrying value. If the decision has been made to sell the bond, the bond’s decline in fair value is considered other than temporary and the Company recognizes a realized capital loss equal to the difference between the amortized cost and the fair value of the bond at the balance sheet date the assessment is made. If the Company has not made the decision to sell the bond, but it is probable the Company will not be able to collect all amounts due according to contractual terms, the bond’s decline in value is considered other-than-temporarily impaired, and a write-down of the amortized cost to fair value is required.
For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than-temporarily impaired are reflected in the Company’s unassigned surplus.
For ABS or LBASS, the Company assesses whether management with the appropriate authority has made a decision to sell each ABS or LBASS in an unrealized loss position or does not have the intent and ability to retain the ABS or LBASS for a period of time sufficient to recover the amortized cost basis. If either situation exists, the security’s decline in value is considered other-than-temporarily impaired and the security is written down as a realized capital loss to fair value. If management has not made the decision to sell the ABS or LBASS and management intends to hold the security for a period of time sufficient to recover the amortized cost basis, the Company analyzes the present value of the discounted cash flows expected to be collected. If the present value of the discounted cash flows expected to be collected is less than the amortized cost, the security is considered other-than-temporarily impaired and the Company recognizes a realized capital loss for the difference between the present value of the discounted cash flows and the amortized cost. For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than-temporarily impaired are reflected in the Company’s unassigned surplus.
For common stocks, the Company considers various factors, including whether the Company has the intent and ability to hold the stock for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the stock’s decline in fair value is other than temporary and the difference between the stock’s cost and fair value is recognized as a realized capital loss. A decision to sell stock for an amount below its cost would be an other than temporary decline and a realized capital loss is recorded.
For mortgage loans, the Company records OTTI adjustments when it is probable contractual principal and interest will not be collected. OTTI adjustments reduce the carrying value of mortgage loans to the fair value of the collateral less the estimated cost to sell. The carrying value of real estate is adjusted for OTTI only if it is not recoverable and exceeds fair value.
Impairments on residual equity investments accounted for using the practical expedient are recognized when the fair value of the residual equity investment is less than the book adjusted carrying value.
For ABS or LBASS that management does not have the intent and ability to hold, the non-interest related portion of OTTI losses is included in the determination of AVR, while the interest-related OTTI is included in IMR. All other net realized capital gains and losses for other invested assets resulting from changes in the general level of interest rates and OTTI realized capital losses for other invested assets and bonds that are not a result of changes in the general level of interest rates are reported in the Statements of Operations and used in the calculation of the AVR provision, the change of which is reported within unassigned surplus.
Realized capital gains and losses
Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other than temporary declines in fair value, expirations and settlements of certain derivatives. Realized capital gains and losses on investment sales are determined on a specific identification basis.
Investment income
Investment income primarily consists of interest, dividends, income from limited partnership interests, and amortization of any premium or discount. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS or LBASS is determined considering estimated pay-downs, including prepayments, obtained from third-party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS or LBASS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. In periods subsequent to the recognition of an OTTI on a bond, including ABS or LBASS, the difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income. Accrual of income is suspended for other-than-temporarily impaired bonds when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans and bank loans that are in default or when the full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Cash distributions received from investments in joint ventures, partnerships and limited liability companies are recognized in investment income to the extent that they are not in excess of the undistributed accumulated earnings attributable to the investee and the unrealized gain would be reversed. Any distributions that are in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment. Cash distributions received from residual equity investments applying the practical expedient first reduce the book value until it is zero and then are recognized as investment income.

Due and accrued investment income is recorded as an asset, with three exceptions. Due and accrued investment income on mortgage loans in default, where interest is more than 180 days past due, is nonadmitted. Due and accrued investment income for investments other than mortgage loans, that is more than 90 days past due, is nonadmitted. In addition, due and accrued investment income that is determined to be uncollectible, regardless of its age, is written off in the period that determination is made.
Derivative financial instruments
Derivative financial instruments include interest rate, foreign currency and total return swap agreements, futures contracts, and index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for in a manner consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are carried at fair value, with changes in fair value recognized as unrealized capital gains or losses in unassigned surplus. Derivatives that are used for replication are reported at amortized cost. The determination of AVR and IMR impact of realized capital gains and losses on derivatives is based on whether the realized capital gains and losses of the hedged asset are included in AVR or IMR. Net cash flows associated with derivative instruments and their related gains and losses are reported as miscellaneous proceeds or miscellaneous applications in the Statements of Cash Flow. The Company’s accounting policy for the various types of derivative instruments is discussed further in Note 4 and is in accordance with SSAP No. 86, Derivatives.
Any derivatives that are accounted for under hedge accounting are assessed qualitatively on a quarterly basis. The Company will discontinue hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated, or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.
Repurchase agreements
The Company has entered into secured financing transactions whereby certain securities are sold under repurchase agreements, in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities at agreed-upon dates specified in the repurchase agreements. Under the repurchase agreements, the Company requires collateral equal to, at a minimum, 97 percent of the fair value of the transferred securities. Cash collateral received is invested in various securities which are reported as invested assets in the Company’s Statements of Financial Position and the offsetting collateral liabilities are classified as repurchase agreements and included in aggregate write-ins for liabilities. The reinvested collateral subject to repurchase agreements are classified as restricted assets.
The Company manages risk associated with repurchase agreements through counterparty selection and collateral requirements. Repurchase agreements remain subject to counterparty risk and risk of changes in the fair value of the transferred securities. Losses may be recognized if the counterparty defaults or if the fair value of the transferred securities decline to below the amount by which the Company is required to repurchase the securities.
Off-balance-sheet financial instruments
Commitments to invest, commitments to extend loans, and commitments to purchase private placement securities have off-balance-sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position. The details of the off-balance-sheet commitments are discussed further in Note 10.
AVR and IMR
The Company establishes the AVR and IMR as promulgated by the NAIC. The AVR offsets potential credit-related investment losses and volatility in recorded changes in fair value measurements on all invested asset categories excluding cash, contract loans, premium notes, collateral notes and income receivables. The AVR calculation is formula-based and considers the prior year reserve balance, the current year’s realized credit-related (default) and equity capital gains and losses, net of capital gains tax, and the current year’s unrealized capital gains and losses, net of deferred taxes thereon, applicable to the invested asset categories that are grouped within the default and equity components. The default component includes long-term bonds, short-term bonds, derivatives and mortgage loans. The equity component includes common stocks and other invested assets. Other invested assets consist of investments in joint ventures, partnerships, limited liability companies, LIHTC property investments, collateral loans and surplus notes. The undistributed earnings or losses from investments in joint ventures, partnerships and limited liability companies are reported as changes in unrealized capital gains and losses and included in the AVR. Realized and unrealized capital gains increase the AVR and realized and unrealized capital losses decrease the AVR. The Company’s total AVR is generally limited to a maximum amount of credit-related reserve that is calculated using a set of factors applied to the admitted asset values of the various invested asset categories. Total AVR in one sub-component of either the default or equity component that is in excess of the maximum reserve must be transferred to the “sister” sub-component if that sub-component’s total AVR is below its maximum reserve. If the total AVR in either of the combined default or equity component is in excess of the combined maximum reserve, the Company may transfer the excess to the other component if that component’s total AVR is below its maximum reserve, or the excess reserve may be released to unassigned surplus. In general, decreases in the Company’s total invested assets portfolio will decrease the total AVR and increases will increase the total AVR.

The IMR captures the realized capital gains and losses that result from changes in the overall level of interest rates and amortizes them into investment income over the approximate remaining life of the investments sold. The IMR includes all realized capital gains and losses, net of capital gains tax thereon, due to interest rate changes on fixed income investments, mortgage loans and derivatives, and excludes credit-related realized capital gains and losses on default component invested assets, realized capital gains and losses on equity investments and unrealized capital gains and losses. After a realized capital gain or loss has been identified as interest-related and an expected maturity date has been determined, a company may select either a grouped method or seriatim method for calculating the IMR amortization. The Company has elected to use the grouped method to calculate its IMR amortization. The total IMR is calculated by adding the current year’s interest-related capital gains and losses, net of capital gains tax, to the prior year reserve and subtracting the current year’s amortization released to the Statements of Operations. Make whole fees and prepayment penalties are recorded as investment income and not included in the IMR. The Company adopted the guidance in INT 23-01 – Net Negative (Disallowed) Interest Maintenance Reserve effective September 30, 2023, which limits admitted net negative IMR to 10% of adjusted capital and surplus, with the nonadmitted portion charged to unassigned surplus. Refer to Net negative (disallowed) IMR of Note 19 – Other Items for additional detail.
Premiums and annuity considerations
Annual premiums for most traditional life insurance policies are recognized as revenue on the policy anniversary date. Premiums, based on modal payment, for accident and health insurance, group life and certain traditional life insurance policies are recognized as revenue when due. Considerations received for supplementary contracts with life contingencies are recognized as revenue when due. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related reserve liability.
Premiums written and not yet collected from policyholders are shown as a receivable, with balances older than 90 days nonadmitted.
Reserves for policy benefits
The Company adopted Principles Based Reserving (“PBR”) which are computed actuarially according to the Valuation Manual Section 20 method with interest, mortality and other assumptions applied in compliance with statutory regulations for life policies issued on or after January 1, 2020.
Policy benefit reserves for traditional and flexible premium life insurance policies excluding PBR policies are computed actuarially according to the Commissioners' Reserve Valuation Method with interest, mortality and other assumptions applied in compliance with statutory regulations. Benefit reserves for annuity products are calculated according to the Commissioners' Annuity Reserve Valuation Method with interest, mortality and other assumptions applied in compliance with statutory regulations. Benefit reserves for modified guaranteed annuity products are calculated according to Title 50 of the Illinois Administrative Code, Part 1410 with interest and mortality assumptions applied in compliance with statutory regulations.
Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contractholders, less surrenders and withdrawals that represent a return to the contractholder. For deposit-type funds with no cash values prior to maturity, reserves are present values of contractual payments with interest assumptions applied in compliance with statutory regulations. Tabular interest on deposit-type funds is calculated as the prescribed valuation interest rate times the mean amount of funds subject to such rate held at the beginning and end of the year of valuation.
On February 25, 2022, the Company received approval of membership in the Federal Home Loan Bank of Chicago (“FHLBC”). In connection with membership, the Company purchased stock in the FHLBC. Acquisition of FHLBC capital stock allows members to conduct business activity (borrowings) from the FHLBC. These borrowings may take different forms such as debt or funding agreements. All amounts borrowed by the Company were in the form of funding agreements. The Company measures its liability for the amounts borrowed in accordance with SSAP No. 52, Deposit-Type Contracts.
Policy benefit reserves for accident and health and group life insurance products include claim reserves, contract reserves and unearned premiums, if applicable. Claim reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims, based primarily upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in the Statements of Operations when additional information becomes known.
On traditional life insurance contracts, the Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not contracted in excess of the reserve as legally computed. For life contracts, the cost of additional mortality for each policy is assumed to equal the additional premium charged for that policy period and is reserved accordingly. Additional premiums are collected for policies issued on substandard lives. Reserves are held in a manner consistent with traditional policies. For annuity contracts issued as substandard, reserves are calculated according to Actuarial Guidelines IX-A and IX-C as applicable.
Tabular interest, tabular less actual reserves released and tabular cost are determined by formula as described in the APPM. Tabular interest for contracts not involving life contingencies represents the net amount credited taking into account increments of premiums and annuity considerations and decrements of benefits, withdrawals, loads and policy charges.

Reinsurance
The Company reinsures certain of its risks to other insurers primarily under the following types of reinsurance agreements: yearly renewable term, coinsurance, coinsurance with funds withheld and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage or amount of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.
The amounts reported in the Statements of Financial Position as amounts recoverable from reinsurers include amounts billed to reinsurers for losses paid and experience refunds due. Contract claims are reported net of reinsurance recoverables on unpaid losses, which represent estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract and in accordance with the coverage, terms and conditions of the reinsurance agreement. Reinsurance premiums are generally reflected in income in a manner consistent with the terms of the reinsurance agreements. Reinsurance does not extinguish the Company’s primary liability under the policies written. Reinsurance recoverable balances that are current and from authorized reinsurers are reported as admitted assets. Reinsurance recoverable balances from unauthorized reinsurers require collateral at least equal to the amount recoverable, or the recoverable balance is nonadmitted. Reinsurance recoverable balances from unauthorized reinsurers where the Company retains assets on a funds withheld basis are reported as admitted assets. If it is probable that reinsurance recoverables on paid or unpaid claim or benefit payments are uncollectible, these amounts are written off through a charge to the Statements of Operations.
Income taxes
The income tax provision is calculated under the liability method. DTAs and deferred tax liabilities (“DTLs”) are recorded based on the difference between the statutory-basis financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes also arise from net unrealized capital gains and losses on certain investments carried at fair value. The net change in DTAs and DTLs is applied directly to unassigned surplus. The nonadmitted portion of gross DTAs is determined by applying the rules prescribed by SSAP No. 101, Income Taxes (“SSAP No. 101”).
The application of SSAP No. 101 requires the Company to evaluate the recoverability of DTAs and to establish a statutory valuation allowance adjustment (“valuation allowance”) if necessary to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the DTAs and DTLs; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carry-forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the DTAs; and (7) any tax planning strategies that the Company would employ to avoid an operating loss or tax credit carry-forward from expiring unused. Although the realization is not assured, management believes it is more likely than not that the DTAs, net of the valuation allowance, will be realized.
Separate Accounts
The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets. In the event the asset values of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Reserves for guarantees provided by the Company are included in the Company’s General Account.
The Company holds on a direct basis and assumes via a modified coinsurance agreement, reserves for variable annuity contracts and variable life policies at less than the fund balances carried in the Separate Accounts. The difference between the reserves and the fund balances of the Separate Accounts is transferred from the Separate Accounts to the General Account, and the majority of the variable annuity portion is subsequently reinsured via a modified coinsurance agreement. Premiums, contract benefits, reserve transfers, policy loans and policyholder charges are also transferred from the Separate Accounts to the General Account.
Separate Accounts premium deposits, benefit expenses and contract charges for mortality risk, and contract and policy administration are recorded by the Company and reflected in the Statements of Operations. Investment income, realized capital gains and losses and changes in unrealized capital gains and losses related to assets which support variable annuity contracts and variable life policies accrue directly to the contractholders and, therefore, are not included in the Statements of Operations. Investment income, realized capital gains and losses and changes in unrealized capital gains and losses related to assets which support indexed variable annuity contracts accrue to the Company. Gains or losses from the indexed variable annuity business, net of reinsurance, are included in net transfers to or (from) Separate Accounts in the Statements of Operations. Reserve liabilities for indexed variable annuity contracts are valued using a prescribed statutory valuation interest rate.

3. Investments
Bonds
The following table summarizes the statement value, gross unrealized gains, gross unrealized losses and fair value of the Company’s bonds as of December 31:

($ in millions)	Statement value	Gross unrealized		Fair value
		Gains	Losses
2025
Bonds - ICO
U.S. government obligations	$45	$—	$(2)	$43
Other U.S. government obligations	67	1	(8)	60
Municipal bonds – general obligations (direct & guaranteed)	116	2	(8)	110
Municipal bonds – special revenue	142	—	(23)	119
Project finance bonds issued by operating entities (unaffiliated)	277	6	(2)	281
Project finance bonds issued by operating entities (affiliated)	702	1	(90)	613
Corporate bonds (unaffiliated)	7,553	117	(630)	7,040
Corporate bonds (affiliated)	118	3	(1)	120
Single entity backed obligations (unaffiliated)	99	1	(2)	98
Single entity backed obligations (affiliated)	11	—		11
Bank loans - acquired (unaffiliated)	6	1	—	7
Other ICO (unaffiliated)	25	—	(1)	24
Total bonds - ICO	9,161	132	(767)	8,526

Bonds - ABS
Financial ABS – self-liquidating – agency residential mortgage-backed securities (“RMBS”) – not/partially guaranteed	2	—	—	2
Financial ABS – self-liquidating – non-agency RMBS (unaffiliated)	131	4	—	135
Financial ABS – self-liquidating – non-agency RMBS (affiliated)	1	—	—	1
Financial ABS – self-liquidating – non-agency commercial mortgage-backed securities (“CMBS”) (unaffiliated)	377	6	—	383
Financial ABS – self-liquidating – non-agency CMBS (affiliated)	411	4	—	415
Financial ABS – self-liquidating – non-agency – CLOs/CBOs/CDOs (unaffiliated)	240	—	(1)	239
Financial ABS – self-liquidating – non-agency – CLOs/CBOs/CDOs (affiliated)	2,809	3	(5)	2,807
Financial ABS – self-liquidating – other financial ABS (unaffiliated)	182	2	(1)	183
Financial ABS – self-liquidating – other financial ABS (affiliated)	1,320	24	(80)	1,264
Financial ABS – not self-liquidating – equity backed securities (unaffiliated)	162	—	—	162
Non-financial ABS – practical expedient – lease-backed securities (unaffiliated)	64	1	—	65
Non-financial ABS – practical expedient – lease-backed securities (affiliated)	47	2	—	49
Non-financial ABS – practical expedient – other non-financial ABS (unaffiliated)	435	9	(8)	436
Non-financial ABS – full analysis – lease-backed securities (unaffiliated)	61	4	—	65
Non-financial ABS – full analysis – other non-financial ABS (unaffiliated)	15	—	—	15
Non-financial ABS – full analysis – other non-financial ABS (affiliated)	39	—	—	39
Total ABS	6,296	59	(95)	6,260

Total bonds	$15,457	$191	$(862)	$14,786

($ in millions)	Statement value	Gross unrealized		Fair value
		Gains	Losses
2024
Industrial and miscellaneous	$9,128	$68	$(839)	$8,357
Parent, subsidiaries and affiliates	5,548	32	(160)	5,420
U.S. special revenue	201	1	(31)	171
U.S. governments	45	—	(4)	41
U.S. political subdivisions	131	1	(7)	125

Bank loans
Unaffiliated bank loans	6	—	—	6
Total bank loans	6	—	—	6

States, territories and possessions	30	—	(4)	26
Hybrid securities	66	—	(11)	55
Total bonds	$15,155	$102	$(1,056)	$14,201
Unrealized losses
Unrealized losses are calculated as the difference between amortized cost and fair value for the Company’s investment securities, including securities written down to fair value. They result from declines in fair value below amortized cost for bonds, including ABS or LBASS, or cost for unaffiliated common stocks, and are evaluated for OTTI. Every security with unrealized losses was included in the portfolio monitoring process.
The following tables summarize the fair value and gross unrealized losses of bonds and ABS or LBASS by the length of time individual securities have been in a continuous unrealized loss position as of December 31.

($ in millions)	2025
	Less than 12 Months		12 Months or More
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Total Unrealized Losses
ICO	$510	$(13)	$4,611	$(754)	$(767)
ABS	2,398	(6)	751	(89)	(95)
Total	$2,908	$(19)	$5,362	$(843)	$(862)

($ in millions)	2024
	Less than 12 Months		12 Months or More
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Total Unrealized Losses
Bonds, excluding LBASS	$940	$(22)	$4,079	$(849)	$(871)
LBASS	780	(22)	1,571	(163)	(185)
Total	$1,720	$(44)	$5,650	$(1,012)	$(1,056)

The following table summarizes the gross unrealized losses by unrealized loss position and credit quality as of December 31, 2025.

($ in millions)	Investment Grade	Below Investment Grade	Total
Bonds, including ABS with unrealized loss position less than 20% of amortized cost (2)	$(359)	$(7)	$(366)
Bonds, including ABS with unrealized loss position greater than or equal to 20% of amortized cost (4)	(476)	(20)	(496)
Total unrealized losses (1)(3)	$(835)	$(27)	$(862)
(1) Below investment grade bonds, including ABS included $1 million that had been in an unrealized loss position for less than twelve months.
(2) Related to bonds, including ABS with an unrealized loss position less than 20% of amortized cost, the degree of which suggested that these securities did not pose a high risk of being other-than-temporarily impaired.
(3) Below investment grade bonds, including ABS included $26 million that had been in an unrealized loss position for a period of twelve or more consecutive months.
(4) Evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contract obligations.
Investment grade is defined as a security having an NAIC designation of 1 or 2, a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings, a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third-party rating. Unrealized losses on investment grade securities were principally related to an increase in market yields which may include increased risk-free interest rates or wider credit spreads since the time of initial purchase. Unrealized losses on below investment grade securities were the result of wider credit spreads resulting from higher risk premiums since the time of the initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.
ABS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of: (1) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (2) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position, were evaluated based on the underlying credit quality of the primary obligor, obligation type and the quality of the underlying assets.
Unrealized losses on unaffiliated common stocks were primarily related to temporary equity market fluctuations of securities that are expected to recover.
As of December 31, 2025, the Company had not made a decision to sell and it was not more likely than not the Company would be required to sell bonds, including ABS, with unrealized losses before recovery of the amortized cost basis. As of December 31, 2025, the Company had the intent and ability to hold ABS and unaffiliated common stocks with unrealized losses for a period of time sufficient for them to recover.
Scheduled maturities
The scheduled maturities for bonds, cash equivalents and short-term investments were as follows as of December 31, 2025:

($ in millions)	Statement Value	Fair Value
Due in one year or less	$966	$958
Due after one year through five years	5,410	5,359
Due after five years through ten years	5,298	5,182
Due after ten years through twenty years	2,127	1,950
Due after twenty years	1,656	1,337
Total	$15,457	$14,786
Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers.

Municipal bonds
The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31:

(% of total municipal bond statement value)	2025	2024
Texas	37.4%	34.1%
California	14.3	11.4
Hawaii	10.6	8.5
Colorado	7.3	6.0
New Jersey	6.8	5.5
Arizona	6.5	5.2
Oregon	1.2	10.6
Mortgage loans on real estate
The minimum and maximum lending rates for commercial mortgage loans in 2025 and 2024 were 3.75% and 5.61%, and 8.33% and 8.33%, respectively. The minimum and maximum lending rates for residential mortgage loans in 2025 and 2024 were 6.07% and 2.00%, and 8.85% and 9.75%, respectively. The minimum and maximum lending rates for mezzanine loans in 2025 and 2024 were 2.50% and 6.44%, and 8.29% and 8.00%, respectively.
For commercial loans acquired during 2025 and 2024, the maximum percentage of any one loan to the value of the property at the time of the loan was 65.7% and 67.7%, respectively. For residential loans acquired during 2025 and 2024, the maximum percentage of any one loan to the value of the property at the time of the loan was 80.0% and 80.0%, respectively. For mezzanine loans acquired during 2025 and 2024, the maximum percentage of any one loan to the value of the property at the time of the loan was 75.0% and 77.8%, respectively.
The age analysis of the Company’s mortgage loans as of December 31, 2025 and 2024 is presented in the table below. The table also includes the identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement.

($ in millions)	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
Current year
Recorded investment (all)
Current	$—	$1,772	$—	$1,991	$153	$3,916
30-59 days past due	$—	$18	$—	$—	$—	$18
60-89 days past due	$—	$12	$—	$—	$—	$12
90-179 days past due	$—	$12	$—	$—	$—	$12
180+ days past due	$—	$51	$—	$—	$—	$51
Accruing interest 90-179 days past due
Recorded investment	$—	$1	$—	$—	$—	$1
Interest accrued	$—	$—	$—	$—	$—	$—
Accruing interest 180+ days past due
Recorded investment	$—	$7	$—	$—	$—	$7
Interest accrued	$—	$—	$—	$—	$—	$—
Interest reduced
Recorded investment	$—	$—	$—	$—	$—	$—
Number of loans	—	—	—	—	—	—
Percent reduced	—%	—%	—%	—%	—%	—%
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$111	$—	$664	$153	$928

Prior year
Recorded investment (all)
Current	$—	$1,765	$—	$2,254	$161	$4,180
30-59 days past due	$—	$30	$—	$1	$—	$31
60-89 days past due	$—	$15	$—	$—	$—	$15
90-179 days past due	$—	$47	$—	$—	$—	$47
180+ days past due	$—	$36	$—	$—	$—	$36
Accruing interest 90-179 days past due
Recorded investment	$—	$5	$—	$—	$—	$5
Interest accrued	$—	$—	$—	$—	$—	$—
Accruing interest 180+ days past due
Recorded investment	$—	$12	$—	$—	$—	$12
Interest accrued	$—	$—	$—	$—	$—	$—
Interest reduced
Recorded investment	$—	$—	$—	$—	$—	$—
Number of loans	—	—	—	—	—	—
Percent reduced	—%	—%	—%	—%	—%	—%
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$453	$28	$481
Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable the Company will not collect the contractual principal and interest. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.
The debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment and represents the amount of estimated cash flow from the property available to the borrower to meet principal and interest payment obligations. The ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.

The following table reflects the carrying value of non-impaired fixed rate and variable rate mortgage loans summarized by the debt service coverage ratio distribution as of December 31:

($ in millions)	2025			2024
Debt Service Coverage Ratio Distribution	Fixed Rate Mortgage Loans	Variable Rate Mortgage Loans	Total	Fixed Rate Mortgage Loans	Variable Rate Mortgage Loans	Total
Below 1.0	$555	$157	$712	$546	$112	$658
1.0 - 1.25	930	161	1,091	954	165	1,119
1.26 - 1.50	567	183	750	644	181	825
Above 1.50	1,108	265	1,373	1,429	274	1,703
Total non-impaired mortgage loans	$3,160	$766	$3,926	$3,573	$732	$4,305
Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.
The Company’s recorded investment in impaired mortgage loans was $83 million and $4 million as of December 31, 2025 and 2024, respectively. Impaired mortgage loans were comprised of residential mortgage loans and commercial mortgage loans of $16 million and $67 million, respectively, as of December 31, 2025. All impaired mortgage loans were residential mortgage loans as of December 31, 2024. All the impaired mortgage loans as of December 31, 2025 and 2024 were without an allowance for credit loss. $17 million of the Company’s investments in commercial mortgage loans became impaired in the third quarter of 2024. All impaired commercial mortgage loans were disposed of in the fourth quarter of 2024.
The Company did not record investments on nonaccrual status related to impaired mortgage loans as of December 31, 2025. The Company’s recorded investments on nonaccrual status related to impaired residential mortgage loans was $4 million as of December 31, 2024. Average recorded investment in impaired mortgage loans in 2025 was $34 million of which all were commercial mortgage loans. Average recorded investment in residential mortgage loans in 2024 was $2 million of which all were residential mortgage loans. The Company did not recognize interest income on impaired residential mortgage loans in 2025. Interest income recognized on impaired residential mortgage loans was $149 thousand in 2024. Interest income recognized on impaired commercial mortgage loans was $2 million and $1 million in 2025 and 2024, respectively.
The Company's mortgage loan portfolio is substantially all non-recourse to the borrower and collateralized by a variety of commercial and residential real estate property types located throughout the United States. The following table shows the principal geographic distribution of commercial and residential real estate exceeding 5% of the mortgage loan portfolio as of December 31:

(% of mortgage loan portfolio carrying value)	2025	2024
Florida	11.4%	12.0%
Texas	10.6	11.5
California	10.6	10.5
Virginia	6.9	4.3
Massachusetts	6.0	6.0
New Jersey	5.0	5.0
The types of properties collateralizing the mortgage loan portfolio as of December 31 were as follows:

(% of mortgage loan portfolio carrying value)	2025	2024
Residential homes	36.4%	32.8%
Apartment complexes	28.5	34.9
Warehouse	15.2	11.8
Office buildings	8.9	10.3
Lodging	5.8	4.9
Retail	3.0	2.4
Other	2.2	2.9
Total	100.0%	100.0%

Asset-backed or Loan-backed securities
The Company held ABS or LBASS as of December 31, 2025 and 2024. Prepayment assumptions for ABS or LBASS were obtained from external sources and, if not available, developed internally. The following table presents the aggregate amortized cost of ABS or LBASS before recognized OTTI, the amount of OTTI recognized and the fair value of those securities.

($ in millions)	2025			2024
	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss	Fair Value	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss	Fair Value
OTTI recognized 1st Quarter
Intent to sell	$—	$—	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—	—	—
Present value of cash flows expected to be collected is less than the amortized cost basis	—	—	—	—	—	—
Total 1st Quarter	$—	$—	$—	$—	$—	$—

OTTI recognized 2nd Quarter
Intent to sell	$—	$—	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—	—	—
Present value of cash flows expected to be collected is less than the amortized cost basis	—	—	—	4	2	2
Total 2nd Quarter	$—	$—	$—	$4	$2	$2

OTTI recognized 3rd Quarter
Intent to sell	$—	$—	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—	—	—
Present value of cash flows expected to be collected is less than the amortized cost basis	—	—	—	—	—	—
Total 3rd Quarter	$—	$—	$—	$—	$—	$—

OTTI recognized 4th Quarter
Intent to sell	$—	$—	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—	—	—
Present value of cash flows expected to be collected is less than the amortized cost basis	—	—	—	—	—	—
Total 4th Quarter	$—	$—	$—	$—	$—	$—
Annual Aggregate Total		$—			$2

The following table presents the percent of statement value of the Company’s ABS or LBASS portfolio by type as of December 31:

	2025	2024
Collateralized loan obligations	48%	43%
CMBS	13	11
RMBS	2	5
Other ABS	37	41
Total	100%	100%
Ninety percent of the collateralized loan obligations had an NAIC designation of 1 or 2 as of December 31, 2025 and 2024.
All the CMBS had an NAIC designation of 1 or 2 as of December 31, 2025 and 2024.
All the RMBS had an NAIC designation of 1 or 2 as of December 31, 2025 and 2024.
Ninety-five percent of other ABS had an NAIC designation of 1 or 2 and the majority of the ABS were backed by loan obligations as of December 31, 2025 and 2024.
The following ABS or LBASS were other-than-temporarily impaired at the end of each quarter presented, as a result of the discounted present value of the cash flows expected to be collected being less than amortized cost.

($ in millions)
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value At Time of OTTI	Date of Financial Statement Where Reported
	$—	$—	$—	$—	$—
Total			$—

606935AM6	$4	$2	$2	$2	$2	6/30/2024
Total			$2
Tax credit investments
The Company’s investments in tax credit structures were solely LIHTC property investments as of December 31, 2025 and 2024. LIHTC property investments are carried at proportional amortized cost, based on the proportion of tax benefits received in the current year to total estimated tax benefits allocated to the Company. There were no non-tax related activities. The benefits are recognized on an amortization schedule. The balance of the admitted LIHTC property investments recognized within other invested assets was $61 million and $3 million as of December 31, 2025 and 2024, respectively. The Company had commitments to invest in LIHTC property investments of $44 million and $112 million as of December 31, 2025 and 2024, respectively.
The Company recognized tax benefits of $10 million on LIHTC property investments in 2025. The Company did not recognize any tax benefits on LIHTC property investments in 2024 or 2023. Tax credits expected to be generated from LIHTC property investments in the subsequent five years and thereafter are as follows:

($ in millions)	December 31, 2025
	Transferable/Certificated	Non-transferable	Total
2026	$—	$14	$14
2027	—	14	14
2028	—	14	14
2029	—	15	15
2030	—	15	15
After 2030	—	60	60
	$—	$132	$132
The Company recognized $10 million investment amortization in connection with LIHTC property investments in 2025. The Company did not recognize investment amortization in connection with LIHTC property investments in 2024 or 2023. The Company did not recognize OTTI losses related to its LIHTC property investments in 2025, 2024 or 2023. Tax credits allocated from tax credit investments and unused as of December 31, 2025 are disclosed in Note 19 - Other items, sub-section “State and federal tax credits”.

Restricted assets
Restricted assets (including pledged) consisted of the following as of December 31:

($ in millions)	2025
Restricted Asset Category	Total General Account (G/A)	Total S/A Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)
Subject to repurchase agreements	$145	$—	$145	$305	$(160)
FHLB capital stock	17	—	17	7	10
On deposit with states	13	—	13	13	—
On deposit with other regulatory bodies	3	—	3	3	—
Pledged as collateral to FHLB (including assets backing funding agreements)	2,073	—	2,073	2,372	(299)
Pledged as collateral not captured in other categories - collateral pledged for derivatives	20	—	20	16	4
Collateral assets received and on balance sheet	178	—	178	—	178
Assets held under modified coinsurance (“Modco”) reinsurance agreements	—	—	—	—	—
Assets held under funds withheld reinsurance agreements	10,836	—	10,836	—	10,836
Total restricted assets	$13,285	$—	$13,285	$2,716	$10,569

(continued)
Restricted Asset Category	Total Nonadmitted Restricted	Total Admitted Restricted	% of Gross (Admitted & Nonadmitted) Restricted to Total Assets	% of Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$—	$145	0.5%	0.5%
FHLB capital stock	—	17	0.1	0.1
On deposit with states	—	13	—	—
On deposit with other regulatory bodies	—	3	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	—	2,073	7.0	7.0
Pledged as collateral not captured in other categories - collateral pledged for derivatives	—	20	0.1	0.1
Collateral assets received and on balance sheet	—	178	0.6	0.6
Assets held under Modco reinsurance agreements	—	—	—	—
Assets held under funds withheld reinsurance agreements	—	10,836	36.7	36.7
Total restricted assets	$—	$13,285	45.0%	45.0%

(continued)
Restricted Asset Category	Amount Reported in General Interrogatories (“GI”)	Difference from Note and GI	GI Ref
Subject to repurchase agreements	$145	$—	26.21
FHLB capital stock	$17	$—	26.27
On deposit with states	$13	$—	26.28
On deposit with other regulatory bodies	$3	$—	26.29
Pledged as collateral to FHLB (including assets backing funding agreements)	$2,073	$—	26.31
Pledged as collateral not captured in other categories - collateral pledged for derivatives	$20	$—	26.30
Collateral assets received and on balance sheet	XXX	XXX	N/A
Assets held under Modco reinsurance agreements	XXX	XXX	N/A
Assets held under funds withheld reinsurance agreements	XXX	XXX	N/A
Total restricted assets	XXX	XXX	XXX

($ in millions)	2024
Restricted Asset Category	Total General Account (G/A)	Total S/A Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)
Subject to repurchase agreements	$305	$—	$305	$271	$34
FHLB capital stock	7	—	7	5	2
On deposit with states	13	—	13	13	—
On deposit with other regulatory bodies	3	—	3	3	—
Pledged as collateral to FHLB (including assets backing funding agreements)	2,372	—	2,372	608	1,764
Pledged as collateral not captured in other categories - collateral pledged for derivatives	16	—	16	4	12
Total restricted assets	$2,716	$—	$2,716	$904	$1,812

(continued)
Restricted Asset Category	Total Nonadmitted Restricted	Total Admitted Restricted	% of Gross (Admitted & Nonadmitted) Restricted to Total Assets	% of Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$—	$305	1.2%	1.2%
FHLB capital stock	—	7	—	—
On deposit with states	—	13	—	—
On deposit with other regulatory bodies	—	3	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	—	2,372	9.2	9.2
Pledged as collateral not captured in other categories - collateral pledged for derivatives	—	16	0.1	0.1
Total restricted assets	$—	$2,716	10.5%	10.5%

The following table summarizes the book/adjusted carrying value (“BACV”) and fair value of collateral received and assets held under Modco/funds withheld (“FWH”) reinsurance agreements reflected as assets within the Company’s statutory-basis financial statements as of December 31:

($ in millions)	2025
Collateral Assets	BACV Collateral	BACV Modco	BACV FWH	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account:
Cash, cash equivalents and short-term investments	$36	$—	$325	$36	$—	$325	1.3%	1.3%
Schedule D, Part 1, Section 1	142	—	3,332	142	—	3,151	12.7	12.7
Schedule D, Part 1, Section 2	—	—	2,513	—	—	2,513	9.2	9.2
Schedule B	—	—	1,332	—	—	1,238	4.9	4.9
Schedule BA, Part 1	—	—	778	—	—	838	2.8	2.8
Other	—	—	2,556	—	—	2,592	9.3	9.4
Total collateral assets	$178	$—	$10,836	$178	$—	$10,657	40.2%	40.3%

($ in millions)	2025
		Related Party Code
Collateral Assets	BACV FWH including Modco	1	2	3	4	5	6
General Account:
Cash, cash equivalents and short-term investments	$325	$—	$—	$—	$—	$—	$325
Schedule D, Part 1, Section 1	3,332	3	—	461	—	—	2,868
Schedule D, Part 1, Section 2	2,513	—	—	1,691	—	—	822
Schedule B	1,332	—	—	148	—	—	1,184
Schedule BA, Part 1	778	—	—	746	—	—	32
Other	2,556	—	—	859	—	—	1,697
Total collateral assets	$10,836	$3	$—	$3,905	$—	$—	$6,928
Percentage to total FWH assets (including Modco)	100.0%	—%	—%	36.1%	—%	—%	63.9%

($ in millions)	2024
Collateral Assets	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account:
Cash, cash equivalents and short-term investments	$238	$238	1.0%	1.0%
Total collateral assets	$238	$238	1.0%	1.0%
The following table summarizes the recognized obligations to return collateral assets or obligations under the Modco/FWH reinsurance agreements within the Company’s statutory-basis financial statements as of December 31:

($ in millions)	2025
	Amount	% of Liability to Total Liabilities
Recognized obligations to return collateral assets (General Account)	$178	0.7%
Recognized obligations to return collateral assets (Separate Accounts)	$—	—%
Recognized obligations for Modco assets (General Account)	$—	—%
Recognized obligations for Modco assets (Separate Accounts)	$—	—%
Recognized obligations for FWH (excluding Modco) assets (General Account)	$10,658	41.3%
Recognized obligations for FWH (excluding Modco) assets (Separate Accounts)	$—	—%

The Company’s obligations to return collateral assets (General Account) were $242 million as of December 31, 2024 and accounted for 1.1% of the Company’s total liabilities as of December 31, 2024.
The Company did not receive collateral or assets held under Modco/FWH reinsurance agreements pledged for purposes specific to the Company (not for the benefit of the reinsurer) as of December 31, 2025.
5GI Securities
The Company held the following 5GI securities as of December 31:

($ in millions)	2025	2024	2025	2024	2025	2024
Investment	Number of 5GI Securities		Aggregate book/Adjusted Carrying Value		Aggregate Fair Value
ICO - AC	—	—	$—	$—	$—	$—
ABS - AC	3	3	5	8	6	8
Preferred stocks - AC	—	—	—	—	—	—
Preferred stocks - FV	—	—	—	—	—	—
Total	3	3	$5	$8	$6	$8

AC - Amortized cost FV - Fair value
Prepayment penalty and acceleration fees
During the years ended December 31, 2025 and 2024, the Company had bonds, including ABS or LBASS, sold, redeemed or otherwise disposed of as a result of a callable or tender offer feature. The number of securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fees are presented in the table below.

($ in thousands)	2025		2024		2023
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
Number of CUSIPs	31	—	16	—	15	—
Aggregate amount of investment income	$54	$—	$367	$—	$341	$—
Merger of Private Credit Investment Structures
On December 11, 2024, the Company merged two private credit investment structures, Azul 21 and Azul 22, into a single investment structure, Azul 24. At the effective date of the merger, Azul 21 and Azul 22 had book adjusted carrying values of $1,059 million and $2,210 million, respectively. The Company’s total book adjusted carrying value of the Azul 21 and Azul 22 structures was comprised of $2,803 million of Bonds and $466 million of Other invested assets. The merger was executed as a non-cash exchange of debt and equity interests with no gain or loss recognized. Immediately following the merger, the Company’s total book adjusted carrying value of the Azul 24 structure was comprised of $2,665 million of Bonds and $604 million of Other invested assets.
Investment Income
The total amount of due and accrued investment income non-admitted was $5 million and $1 million as of December 31, 2025 and 2024, respectively.
Gross, nonadmitted and admitted amounts for interest income due and accrued as of December 31 were as follows:

($ in millions)	2025	2024
Interest Income Due and Accrued	Amount	Amount
Gross	$186	$150
Nonadmitted	$5	$1
Admitted	$181	$149
The Company did not have deferred interest admitted as of December 31, 2025 or 2024.
Cumulative amount of paid-in-kind (“PIK”) interest included in the current principal balance as of December 31 was as follows:

($ in millions)	2025	2024
	Amount	Amount
Cumulative amounts of PIK interest included in the current principal balance	$1	$3

Net realized capital gains and losses
Net realized capital gains and losses from investment securities including calls consisted of the following:

($ in millions)	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Year Ended December 31, 2025
Bonds - ICO	$3	$1	$2
Bonds - ABS	$12	$3	9
Derivatives	97	66	31
Mortgage loans	1	31	(30)
Other invested assets	339	72	267
Cash, cash equivalents and short-term investments	2	3	(1)
	$454	$176	278
Capital gain tax expense			(58)
Transferred to IMR			11
Total			$231

($ in millions)	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Year Ended December 31, 2024
Bonds	$12	$44	$(32)
Derivatives	187	146	41
Mortgage loans	8	18	(10)
Other invested assets	—	2	(2)
Cash, cash equivalents and short-term investments	1	2	(1)
	$208	$212	(4)
Capital gain tax benefit			1
Transferred to IMR			24
Total			$21

($ in millions)	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Year Ended December 31, 2023
Bonds	$32	$86	$(54)
Derivatives	99	65	34
Mortgage loans	1	—	1
Other invested assets	—	7	(7)
Cash, cash equivalents and short-term investments	20	18	2
	$152	$176	(24)
Capital gain tax expense			5
Transferred to IMR			22
Total			$3
Proceeds from sales of bonds, exclusive of calls, maturities and pay downs were $365 million, $4.20 billion and $1.68 billion in 2025, 2024 and 2023, respectively. Gross gains of $13 million, $5 million and $7 million and gross losses of $4 million, $37 million and $62 million, were realized on sales of bonds, exclusive of calls, maturities and pay downs during 2025, 2024 and 2023, respectively.

Recognized OTTI included in realized capital losses by investment type was as follows:

($ in millions)	2025	2024	2023
Bonds	$—	$20	$22
Commercial mortgage loans	30	—	—
Other invested assets	58	—	—
	$88	$20	$22
The Company recognized impairments of investments in partnerships accounted for in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”) and SSAP No. 21, Other Admitted Assets in 2025.
The Company did not recognize impairments of investments in joint ventures, partnerships or limited liability companies accounted for in accordance with SSAP No. 48 in 2024 or 2023.
Investments in other invested assets with an impairment writedown recognized in 2025 are summarized in the following table.

($ in millions)
Asset Description	Number of Assets	Impairment Amount	Facts and Circumstances Leading to Impairment	How Fair Value was Determined
Limited partnership - classified as residual equity	13	$58	Fair value declined below book adjusted carrying value.	Fair value is determined based on the GAAP equity of the investment.
4. Derivative Financial Instruments
Derivative financial instruments utilized by the Company during 2025 and 2024 included interest rate swap agreements, foreign currency swap agreements, total return swap agreements, futures contracts and index option contracts. The Company uses derivatives for risk reduction. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations and foreign currency fluctuations. All of the Company’s derivatives are evaluated for their ongoing effectiveness as either an accounting hedge or non-hedge derivative financial instrument on at least a quarterly basis. The Company does not use derivatives for speculative purposes.
The following tables summarize the notional amount, fair value and statement value of the Company’s derivative financial instruments, including those with off-balance sheet risk as of December 31:

($ in millions)	2025
	Notional Amount		Fair Value		Statement Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Swaps	$3,234	$1,315	$53	$(12)	$1	$(5)
Futures	1	—	—	—	—	—
Options	1,222	1,314	174	(102)	173	(102)
Total	$4,457	$2,629	$227	$(114)	$174	$(107)

($ in millions)	2024
	Notional Amount		Fair Value		Statement Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Swaps	$1,861	$897	$9	$—	$8	$—
Futures	1	2	—	—	—	—
Options	1,071	1,145	133	(72)	133	(72)
Total	$2,933	$2,044	$142	$(72)	$141	$(72)
The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.
The following table summarizes the credit exposure on the Company’s outstanding over-the-counter (“OTC”) and cleared contracts as of December 31:

($ in millions)	2025	2024
Swaps	$13	$14
Futures	—	—
Options	—	—
Total	$13	$14

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.
Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the statement value of OTC and cleared derivative contracts with a positive statement value at the reporting date.
Swaps
Interest rate swap agreements are agreements that periodically exchange the difference between two designated sets of cash flows, (fixed to variable rate, variable to fixed rate, or variable to variable rate), based upon designated market rates or rate indices and a notional amount. The Company primarily uses interest rate swap agreements to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Interest rate swap agreements that are designated as being an effective cash flow hedge are reported in a manner that is consistent with the hedged asset or liability. Cash settlements usually occur at dates specified in individual agreements. The amount of cash exchanged is equal to the difference between the rate in the contract at which the Company receives cash compared to the rate at which the Company is to pay cash.
Interest rate swap agreements are used for replication purposes. Replicated (synthetic asset) transactions are derivative transactions entered in conjunction with other investments to produce the investment characteristics of otherwise permissible investments. The Company pairs floating rate assets with pay-float, receive-fixed interest rate swaps to replicate a fixed rate asset. The Company exchanges cash, at specified intervals, for the difference between the fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the inception of the contract and neither party makes notional principal payments.
Foreign currency swap agreements involve the periodic exchange of consideration based on relative changes in two designated currencies and, if applicable, differences between fixed rate and variable cash flows or two different variable cash flows, all based on a pre-determined notional amount. The Company enters into these agreements primarily to reduce the currency risk associated with holding foreign currency denominated investments. Cash settlements are required when the contract matures. The amount of cash exchanged is based on the difference between the specified rate on the date the contract was entered into (contract rate) compared to the actual rate on the settlement date. On the settlement date, the Company will either pay or receive cash equal to the difference between the contract rate and the actual rate multiplied by a specified notional amount.
Total return swap agreements are agreements where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The Company uses total return swaps for capital efficiency. Cash settlements usually occur at dates specified in individual agreements. The amount of cash exchanged is equal to the difference between the set rate in the contract and the return of the underlying asset.
Futures
The Company utilizes futures contracts to hedge the equity exposure contained in equity indexed life and annuity product contracts that offer equity returns to contractholders. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. Futures contracts receive non-hedge accounting treatment. The final settlement of equity index contracts is always in cash. The daily cash settlements of margin gains and losses for futures contracts that have terminated are reported in net realized capital gains or losses. The daily cash settlements of margin gains and losses for open futures contracts are reported as net unrealized capital gains and losses within unassigned surplus and used in the calculation of the AVR provision.
Options
The Company purchases and writes option contracts to hedge the equity exposure contained in equity indexed life and annuity product contracts that offer equity returns to contractholders. Purchased and written index option contracts used as a hedge receive non-hedge accounting treatment. The change in the fair value of purchased/written option contracts is reported as net unrealized capital gains and losses, within unassigned surplus, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option is reported in realized capital gains or losses. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported as realized capital gains or losses and the corresponding asset/liability previously recorded is reversed.
The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout the life of the contract, depending on the agreement with counterparties and brokers.
In general, the collateral pledged by the Company is in the custody of a counterparty, a clearing house or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded and cleared derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2025 and 2024, the Company pledged securities with fair values of $4 million in the form of margin deposits. The Company pledges or obtains collateral for OTC derivative transactions when certain predetermined exposure limits are exceeded. As of December 31, 2025, counterparties pledged $36 million in cash to the Company and the Company pledged $16 million of cash to the counterparties for OTC derivatives. As of December 31, 2024, counterparties pledged $8 million in cash to the Company and the Company pledged $13 million of cash to the counterparties for OTC derivatives.
During 2025, the average fair value of derivatives held for other-than-hedging purposes was an asset of $2 million and a liability of $137 thousand. During 2024, the average fair value of derivatives held for other-than-hedging purposes was a liability of $61 thousand. There was an asset of $2 million and a liability $245 thousand for derivatives held for other-than-hedging purposes as of December 31, 2025 and 2024, respectively.
The Company recognized $1 million in losses within net investment income related to derivatives held for other-than-hedging purposes in 2025. The Company recognized $1 million in gains within net capital realized gains (losses) related to derivatives held for other-than-hedging purposes in 2025. The Company did not recognize gains or losses within net investment income related to derivatives held for other-than-hedging purposes in 2024.

5. Fair Value Measurements
Fair value is defined, per SSAP No. 100, Fair Value (“SSAP No. 100”), as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. The levels of the fair value hierarchy are as follows:
Level 1 – Unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2 – Quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3 – Certain inputs are unobservable, supported by little or no market activity, and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date. The Company’s best estimate is determined using valuation methodologies such as discounted cash flows and other similar techniques.
The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.
The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy:
(1) Specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.
(2) Quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

The following tables summarize the Company’s assets and liabilities measured and reported at fair value in the Statements of Financial Position as of December 31:

($ in millions)	2025
Description for each class of asset or liability	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (“NAV”)	Total
Assets at fair value
Unaffiliated common stocks
Industrial and miscellaneous	$—	$—	$17	$—	$17
Total unaffiliated common stocks	—	—	17	—	17

Cash equivalents
Exempt money market mutual funds	828	—	—	—	828
Total cash equivalents	828	—	—	—	828

Derivative assets
Equity and index contracts	—	173	—	—	173
Foreign currency contracts	—	—	—	—	—
Total return swap agreements	—	1	—	—	1
Total derivative assets	—	174	—	—	174

Separate Accounts assets	2,185	—	—	—	2,185
Total assets at fair value/NAV	$3,013	$174	$17	$—	$3,204

Liabilities at fair value
Derivative liabilities
Equity and index contracts	$—	$(102)	$—	$—	$(102)
Foreign currency contracts	—	(3)	—	—	(3)
Interest rate contracts	—	(2)	—	—	(2)
Total derivative liabilities	—	(107)	—	—	(107)

Separate Accounts - Derivatives	—	—	—	—	—
Total liabilities at fair value	$—	$(107)	$—	$—	$(107)

($ in millions)	2024
Description for each class of asset or liability	(Level 1)	(Level 2)	(Level 3)	NAV	Total
Assets at fair value
Unaffiliated common stocks
Industrial and miscellaneous	$—	$—	$7	$—	$7
Total unaffiliated common stocks	—	—	7	—	7

Cash equivalents
Exempt money market mutual funds	620	—	—	—	620
Total cash equivalents	620	—	—	—	620

Derivative assets
Equity and index contracts	—	133	—	—	133
Foreign currency contracts	—	8	—	—	8
Total return swap agreements	—	—	—	—	—
Total derivative assets	—	141	—	—	141

Separate Accounts assets	2,191	—	—	—	2,191
Total assets at fair value/NAV	$2,811	$141	$7	$—	$2,959

Liabilities at fair value
Derivative liabilities
Equity and index contracts	$—	$(72)	$—	$—	$(72)
Foreign currency contracts	—	—	—	—	—
Interest rate contracts	—	—	—	—	—
Total derivative liabilities	—	(72)	—	—	(72)

Separate Accounts - Derivatives	—	—	—	—	—
Total liabilities at fair value	$—	$(72)	$—	$—	$(72)
The Company consistently follows its policy for determining when transfers between levels are recognized. The policy about the timing of recognizing transfers into Level 3 is the same as that for recognizing transfers out of Level 3.
There were no transfers in or out of Level 3 during 2025 or 2024.
In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.
The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments described below. The Company’s composition of asset mix can change from period to period.
Level 2 measurements
•Derivatives - Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active. OTC derivatives, including foreign exchange forward contracts, total return swap agreements and interest rate swap agreements, are valued using models that rely on inputs such as interest rate yield curves, implied volatilities, index price levels and currency rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.
Level 3 measurements
•Unaffiliated common stocks - The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 measurements.
As of December 31, 2025 or 2024, the Company did not have bonds measured and reported at fair value within Level 3. As of December 31, 2025 and 2024, the Company had unaffiliated common stocks of $17 million and $7 million, respectively, in Level 3 valued based on quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 measurements. The Company did not have Separate Accounts assets measured and reported at fair value within Level 3 as of December 31, 2025 or 2024.

The following tables present the rollforward of Level 3 assets and liabilities measured and reported at fair value:

($ in millions)
Description	Beginning balance as of 01/01/2025	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus
Unaffiliated common stocks
Industrial and miscellaneous	$7	$—	$—	$—	$—
Total assets and liabilities	$7	$—	$—	$—	$—

(continued)
Description	Purchases	Issuances	Sales	Settlements	Ending balance as of 12/31/2025
Unaffiliated common stocks
Industrial and miscellaneous	$21	$—	$(11)	$—	$17
Total assets and liabilities	$21	$—	$(11)	$—	$17

($ in millions)
Description	Beginning balance as of 01/01/2024	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus
Unaffiliated common stocks
Industrial and miscellaneous	$5	$—	$—	$—	$—
Total assets and liabilities	$5	$—	$—	$—	$—

(continued)
Description	Purchases	Issuances	Sales	Settlements	Ending balance as of 12/31/2024
Unaffiliated common stocks
Industrial and miscellaneous	$4	$—	$(2)	$—	$7
Total assets and liabilities	$4	$—	$(2)	$—	$7
Presented below are the aggregate fair value estimates and the admitted values of financial instruments as of December 31. The Company was able to estimate the fair value of its bonds, including ABS or LBASS, and common stocks as of December 31, 2025 and 2024.

Financial assets

($ in millions)	2025
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:
ICO	$8,526	$9,161	$43	$8,451	$32	$—
ABS	$6,260	$6,296	$—	$6,260	$—	$—
Unaffiliated common stocks	$17	$17	$—	$—	$17	$—
Mortgage loans on real estate	$3,870	$4,009	$—	$—	$3,870	$—
Cash equivalents	$828	$828	$828	$—	$—	$—
Short-term investments	$19	$19	$—	$19	$—	$—
Derivatives	$227	$174	$—	$227	$—	$—
Other invested assets:
Unaffiliated surplus notes	$7	$11	$—	$7	$—	$—
LIHTC property investments	$61	$61	$—	$—	$61	$—
Separate Accounts	$2,185	$2,185	$2,185	$—	$—	$—

($ in millions)	2024
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:
Other than LBASS	$7,135	$7,947	$41	$7,087	$7	$—
LBASS	$7,066	$7,208	$—	$7,041	$25	$—
Unaffiliated common stocks	$7	$7	$—	$—	$7	$—
Mortgage loans on real estate	$4,071	$4,309	$—	$—	$4,071	$—
Cash equivalents	$620	$620	$620	$—	$—	$—
Short-term investments	$20	$20	$—	$20	$—	$—
Derivatives	$142	$141	$—	$142	$—	$—
Other invested assets:
Unaffiliated surplus notes	$7	$11	$—	$7	$—	$—
LIHTC property investments	$3	$3	$—	$—	$3	$—
Separate Accounts	$2,191	$2,191	$2,191	$—	$—	$—
Bonds - The fair value of bonds in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access. The fair value of publicly traded bonds in Level 2 is based upon quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Non-publicly traded bonds in Level 2 are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The fair value of municipal bonds in Level 3 not rated by third-party credit rating agencies, but receiving an NAIC designation is based on quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable and municipal bonds in default valued based on the present value of expected cash flows. The fair value of corporate bonds in Level 3 is primarily based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs for corporate bonds include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer. The fair value of ABS and LBASS in Level 2 is primarily based on valuation models utilizing quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads to determine fair value. Certain ABS and LBASS in Level 2 are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable. The fair value of LBASS in Level 3 is primarily based on non-binding broker quotes where the inputs have not been corroborated to be market observable or internal models with non-market observable inputs.
Unaffiliated common stocks - The fair value of unaffiliated common stocks in Level 3 is based on the valuation methods described earlier in this note. Certain unaffiliated private common stocks carried at fair value, which do not have readily determinable fair values, and are investments in investment companies that measure their assets at fair value on a recurring basis, are reported utilizing NAV as a practical expedient and are excluded from the fair value hierarchy.
Mortgage loans on real estate - The fair value of mortgage loans on real estate in Level 3 is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral.
Cash equivalents - The fair value of cash equivalents in Level 1 is based on unadjusted quoted prices or daily quoted net asset values for identical assets in active markets the Company can access.
Short-term investments - The fair value of short-term investments in Level 2 is based on quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Derivatives - The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.
Unaffiliated surplus notes - The fair value of unaffiliated surplus notes in Level 2 is based upon quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
LIHTC property investments - The fair value of LIHTC property investments in Level 3 is set equal to the amortized cost of these investments as it approximates the present value of the future tax benefits discounted at a risk-free rate of return.
Separate Accounts - The fair value of the assets of the Separate Account in Level 1 is based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access.

Presented below are the aggregate fair value estimates and statement values of financial instruments as of December 31.
Financial liabilities

($ in millions)	2025
Type of Financial Instrument	Aggregate Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	NAV
Deposit-type contracts	$1,718	$1,728	$—	$—	$1,718	$—
Repurchase agreement under secured borrowing	$143	$143	$—	$143	$—	$—
Derivatives	$114	$107	$—	$114	$—	$—

($ in millions)	2024
Type of Financial Instrument	Aggregate Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	NAV
Deposit-type contracts	$1,540	$1,619	$—	$—	$1,540	$—
Repurchase agreement under secured borrowing	$234	$234	$—	$234	$—	$—
Derivatives	$72	$72	$—	$72	$—	$—
Deposit-type contracts - The fair value of the liability for deposit-type contracts in Level 3 is generally based on the terms of the underlying contracts incorporating current market-based crediting rates for similar contracts that reflect the Company’s own credit risk. Immediate annuities without life contingencies and fixed rate funding agreements are valued at the present value of future benefits using current market-based implied interest rates and reflect the Company’s own credit risk. Fixed annuities are valued at the account value less surrender charges.
Repurchase agreement under secured borrowing - The Company received cash under repurchase agreement transactions. Repurchase agreements are short term in nature and therefore the carrying amount of these liabilities approximates fair value.
Derivatives - The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.
6. Income Taxes
The components of the net DTA/(DTL) were as follows as of December 31:

($ in millions)	2025			2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$212	$38	$250	$206	$56	$262	$6	$(18)	$(12)
Valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	$212	$38	$250	$206	$56	$262	$6	$(18)	$(12)
DTAs nonadmitted	—	—	—	—	—	—	—	—	—
Subtotal – net admitted DTA	$212	$38	$250	$206	$56	$262	$6	$(18)	$(12)
DTLs	113	261	374	160	297	457	(47)	(36)	(83)
Net admitted DTA/(net DTL)	$99	$(223)	$(124)	$46	$(241)	$(195)	$53	$18	$71

The amount of adjusted gross DTAs admitted under each component of SSAP No. 101 was as follows as of December 31:

($ in millions)	2025
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	26	24	50
Adjusted gross DTAs expected to be realized following the balance sheet date	26	24	50
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	225
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	186	14	200
DTAs admitted as the result of application of SSAP No. 101, total	$212	$38	$250

($ in millions)	2024
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	24	54	78
Adjusted gross DTAs expected to be realized following the balance sheet date	24	54	78
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	253
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	182	2	184
DTAs admitted as the result of application of SSAP No. 101, total	$206	$56	$262

($ in millions)	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	2	(30)	(28)
Adjusted gross DTAs expected to be realized following the balance sheet date	2	(30)	(28)
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	(28)
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	4	12	16
DTAs admitted as the result of application of SSAP No. 101, total	$6	$(18)	$(12)
The Company’s threshold information used to determine the amount of DTAs admitted was as follows as of December 31:

($ in millions)	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	875.0%	944.1%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,503	$2,065
The impact of tax-planning strategies on adjusted gross and net admitted DTAs was as follows as of December 31:

($ in millions)	2025		2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage
Adjusted gross DTAs amount	$212	$38	$206	$56	$6	$(18)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax-planning strategies	—%	64.2%	—%	95.8%	—%	(31.6)%
Net admitted adjusted gross DTAs amount	$212	$38	$206	$56	$6	$(18)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	—%	64.2%	—%	95.8%	—%	(31.6)%
The Company’s tax planning strategies do not include the use of reinsurance.

The tax effects of temporary differences that gave rise to significant portions of DTAs and DTLs were as follows as of December 31:

($ in millions)	2025	2024	Change
DTAs:
Ordinary
Policyholder reserves	$136	$130	$6
Investments	29	39	(10)
Deferred acquisition costs	35	24	11
Receivables - nonadmitted	5	6	(1)
Tax credit carry-forward	1	—	1
Other	6	7	(1)
Subtotal	$212	$206	$6

Valuation allowance	—	—	—
Nonadmitted	—	—	—

Admitted ordinary DTAs	$212	$206	$6

Capital
Investments	$13	$1	$12
Net capital loss carry-forward	24	54	(30)
Other	1	1	—
Subtotal	$38	$56	$(18)

Valuation allowance	—	—	—
Nonadmitted	—	—	—

Admitted capital DTAs	$38	$56	$(18)

Admitted DTAs	$250	$262	$(12)

DTLs:
Ordinary
Investments	$87	$131	$(44)
Deferred and uncollected premium	25	28	(3)
Other	1	1	—
Subtotal	$113	$160	$(47)

Capital
Investments	$177	$177	$—
Other	84	120	(36)
Subtotal	$261	$297	$(36)

DTLs	$374	$457	$(83)

Net DTAs/DTLs	$(124)	$(195)	$71

The change in net deferred income tax comprises the following as of December 31 (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

($ in millions)	2025	2024	Change
Total DTAs	$250	$262	$(12)
Total DTLs	374	457	(83)
Net DTAs (DTLs)	$(124)	$(195)	71
Tax effect of unrealized gains (losses)			(36)
Change in net deferred income tax			35
Tax effect of change in deferred income tax due to transaction settlement			—
Change in net deferred income tax relating to the provision			$35

($ in millions)	2024	2023	Change
Total DTAs	$262	$242	$20
Total DTLs	457	440	17
Net DTAs (DTLs)	$(195)	$(198)	3
Tax effect of unrealized gains (losses)			28
Change in net deferred income tax			31
Tax effect of change in deferred income tax due to transaction settlement			—
Change in net deferred income tax relating to the provision			$31

($ in millions)	2023	2022	Change
Total DTAs	$242	$354	$(112)
Total DTLs	440	474	(34)
Net DTAs (DTLs)	$(198)	$(120)	(78)
Tax effect of unrealized gains (losses)			23
Change in net deferred income tax			(55)
Tax effect of change in deferred income tax due to transaction settlement			—
Change in net deferred income tax relating to the provision			$(55)
The provision for incurred income taxes for the years ended December 31 was:

($ in millions)	2025	2024	Change
Current Income Tax
Federal	$20	$58	$(38)
Federal income tax on net capital gains (losses)	58	(1)	59
Federal and foreign income taxes incurred	$78	$57	$21

($ in millions)	2024	2023	Change
Current Income Tax
Federal	$58	$24	$34
Federal income tax on net capital gains (losses)	(1)	(5)	4
Federal and foreign income taxes incurred	$57	$19	$38

The provision for federal income taxes incurred was different from that which would have been obtained by applying the statutory federal income tax rate to income before taxes. The items causing this difference were as follows as of December 31:

($ in millions)	2025	Effective Tax Rate	2024	Effective Tax Rate	2023	Effective Tax Rate
Provision computed at statutory rate	$69	21.0%	$64	21.0%	$82	21.0%
Change in net deferred income taxes	2	0.7	(8)	(2.6)	—	—
Change in nonadmitted assets	1	0.1	3	1.1	(3)	(0.7)
Tax credits	(10)	(2.9)	—	—	—	—
IMR amortization	9	2.7	5	1.5	—	—
Return to provision	(2)	(0.6)	(14)	(4.6)	—	—
LLC income	(15)	(4.6)	(13)	(4.2)	—	—
Transfer pricing adjustment	(9)	(2.8)	(9)	(3.1)	(2)	(0.6)
Other	(2)	(0.5)	(2)	(0.5)	(3)	(0.8)
Total statutory income taxes	$43	13.1%	$26	8.6%	$74	18.9%

Federal and foreign income taxes incurred	$20	6.0%	$58	18.9%	$24	6.1%
Realized capital gains (losses) tax	58	17.7	(1)	(0.3)	(5)	(1.3)
Change in net deferred income taxes	(35)	(10.6)	(31)	(10.0)	55	14.1
Total statutory income taxes	$43	13.1%	$26	8.6%	$74	18.9%
As of December 31, 2025, the Company did not have a net operating loss carry-forward available to offset future net income subject to federal income taxes. As of December 31, 2025, the Company had $597 thousand in tax credit carry-forwards available to offset future net income subject to federal income taxes.
As of December 31, 2025, there are no capital gain income taxes incurred by the Company that are available for recoupment in the event of future net capital losses.
The Company joins Everlake Assurance Company (“EAC”) and ELIC Reinsurance Company (“ELIC Re”) in the filing of a consolidated federal income tax return. The consolidated group elected under Internal Revenue Code Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member’s federal income tax liability computed on a separate return basis; however, all tax benefits resulting from losses and tax credits are allocated to the Company to the extent they can be utilized in the consolidated return.
The Inflation Reduction Act, which created a new corporate alternative minimum tax (“CAMT”) effective January 1, 2023 for calendar year taxpayers, was enacted on August 16, 2022. Based on current Internal Revenue Service and Treasury guidance, the reporting entity (or the controlled group of corporations of which the reporting entity is a member) has determined that Everlake is not an “applicable corporation” for the 2025, 2024 and 2023 tax years such that it is not required to perform the CAMT calculations and therefore has not recognized any impact from the CAMT. Changes to guidance or interpretations may result in the reporting entity’s average “adjusted statutory-basis financial statement income” being above the thresholds and require it to perform the CAMT calculations and potentially be liable for the CAMT.

7. Information Concerning Parent, Subsidiaries and Affiliates
Related party transactions
The following transactions were entered into by the Company with related parties in 2025, 2024 and 2023 that involved more than ½ of 1% of the Company’s admitted assets.
Transactions with EUHC
The Company paid an extraordinary distribution totaling $275 million in cash to EUHC, its parent, on August 28, 2025. This distribution included a $228 million dividend recorded as a reduction to unassigned funds, which was the entire amount of the Company’s unassigned funds as of the payment date. The remaining $47 million of the distribution was a return of capital that was recorded as a reduction to gross paid in and contributed surplus.
The Company paid an extraordinary distribution totaling $450 million in cash to EUHC, its parent, on August 30, 2024. This distribution included a $373 million dividend recorded as a reduction to unassigned funds, which was the entire amount of the Company’s unassigned funds as of the payment date. The remaining $77 million of the distribution was a return of capital that was recorded as a reduction to gross paid in and contributed surplus.
The Company paid an extraordinary distribution totaling $400 million in cash to EUHC, its parent, on August 25, 2023. This distribution included a $206 million dividend recorded as a reduction to unassigned funds, which was the entire amount of the Company’s unassigned funds as of the payment date. The remaining $194 million of the distribution was a return of capital that was recorded as a reduction to gross paid in and contributed surplus.
Transactions with Everlake Private Fund Borrower, LLC (“EPFB”)
The Company made net capital contributions of $28 million in cash to EPFB in 2025. The Company did not make capital contributions to EPFB in 2024. On March 31, 2023, a capital contribution totaling $341 million, consisting of common stock with fair values of $11 million and limited partnership interests of $330 million, was transferred to EPFB. On May 1, 2023, a capital contribution totaling $9 million of limited partnership interests and cash was transferred to EPFB.
The Company received dividends totaling $55 million and $166 million in cash from EPFB in 2025 and 2024, respectively. The dividends were recorded as net investment income in the Statements of Operations. The Company did not receive dividends from EPFB in 2023. On December 31, 2024, the Company received a distribution of $12 million in cash from EPFB. The distribution was accounted for as a return of capital. The Company did not receive distributions from EPFB in 2023.
Transactions with Everlake International Assignments, Ltd. (“EIA”)
The Company did not receive dividends from EIA, a wholly owned subsidiary, in 2025. On December 20, 2024, the Company received a dividend of $2 million in cash from EIA. On December 29, 2023, the Company received a dividend of $9 million in cash from EIA.
Transactions with Everlake Settlement Corporation (“ESTC”)
The Company did not receive dividends from ESTC, a wholly owned subsidiary, in 2025. On December 20, 2024, the Company received a dividend of $5 million in cash from ESTC. On December 29, 2023, the Company received a dividend of $7 million in cash from ESTC.
Transactions with Everlake Assignment Company (“EACO”)
The Company did not receive dividends from EACO, a wholly owned subsidiary, in 2025. On December 20, 2024, the Company received a dividend of $750 thousand in cash from EACO. The Company did not receive dividends from EACO in 2023.
Surety Bonds Issued by AIC
The Company’s issuance of structured settlement annuities (“SSAs”), a type of immediate annuity, in 2013 and prior at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC remain in effect subsequent to the sale of the Company.
In most cases, these annuities were issued under a “qualified assignment”, whereby EACO, formerly known as Allstate Assignment Company, and prior to July 1, 2001, ESTC, formerly known as Allstate Settlement Corporation, both wholly owned subsidiaries of the Company, purchased annuities from the Company. Effective March 22, 2013, the Company no longer offers SSAs. AIC issued surety bonds to indemnify the payment of structured settlement benefits assigned to ESTC from both AIC and unaffiliated parties, and funded by certain annuity contracts issued by the Company through June 30, 2001. ESTC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to indemnify the payment of structured settlement benefits. Alternatively, the Company guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuity payments that are indemnified by the surety bonds of AIC were $3.00 billion and $3.12 billion as of December 31, 2025 and 2024, respectively.
Reinsurance Agreement with ELIC Re
The Company and ELIC Re, a wholly owned subsidiary, entered into the Amended and Restated Coinsurance Agreement effective January 1, 2017. The original reinsurance agreement included guaranteed term life business written by the Company and Lincoln Benefit Life Company (“LBL”), a former affiliate, in 2000 through 2009. The Amended and Restated Coinsurance Agreement expanded the covered business to include guaranteed term business written by LBL and EAC with issue years 2010 through 2017. The covered businesses written by LBL and EAC were ceded to the Company and retroceded to ELIC Re. The original reinsurance agreement was initially set up as a coinsurance agreement but was amended to a coinsurance agreement with partial funds withheld effective December 1, 2016, whereby the Company retains a specified amount of the assets on its books. Funds withheld under the Amended and Restated Coinsurance Agreement was $698 million and $694 million as of December 31, 2025 and 2024, respectively. Funds withheld expense was $27 million, $29 million and $30 million in 2025, 2024 and 2023, respectively.
Pursuant to the provisions of the Amended and Restated Coinsurance Agreement with ELIC Re, the final annual experience refund calculation is performed as of the last day of each calendar year and is payable on or before March 31 of the following year. The Company recorded an experience refund receivable in the amount of $57 million and $127 million as of December 31, 2025 and 2024, respectively, which was included in reinsurance recoverable and other reinsurance receivables in the Statements of Financial Position.
Gross life insurance in force ceded to ELIC Re attributable to the Amended and Restated Coinsurance Agreement was $102.63 billion and $111.84 billion as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, the Company ceded $2.21 billion and $2.29 billion, respectively, of life reserves to ELIC Re. The Company also ceded premiums to ELIC Re in the amount of $200 million, $218 million and $238 million in 2025, 2024 and 2023, respectively.
The Company, ELIC Re and The Bank of New York Mellon (“BNY Mellon”) are party to an Amended and Restated Trust Agreement whereby the Company and ELIC Re created a trust account to be held by BNY Mellon for the benefit of the Company in connection with the Amended and Restated Coinsurance Agreement between the Company and ELIC Re.
Funds Withheld Reinsurance Agreement with Everlake Reinsurance Limited (“ERL”)
On November 1, 2021, the Company and ERL, a wholly owned Cayman Islands domiciled insurance subsidiary of EUHC, entered into a Funds Withheld Reinsurance Agreement, whereby the Company ceded to ERL 35% of the majority of the Company’s net in force liabilities. In consideration for ERL's assumption of these liabilities, the Company transferred assets of an amount equal to the statutory liabilities ceded (net of other reinsurance), to a funds withheld portfolio, and paid ERL a ceding commission of $500 million. The ceded liabilities include life contracts, accident and health contracts, and deposit-type contracts. Under SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61”), reserve credits are recorded for the life and accident and health contracts and a funds withheld payable is established. Deposit-type contracts follow deposit accounting that only allows for recording receipts or disbursements exchanged between the entities. Since this is a funds withheld arrangement, there was no adjustment to the liability for deposit-type funds at inception. Funds withheld under the Funds Withheld Reinsurance Agreement was $5.92 billion and $6.02 billion as of December 31, 2025 and 2024, respectively. Funds withheld expense was $303 million, $399 million and $362 million in 2025, 2024 and 2023, respectively.
Gross life insurance in force ceded to ERL attributable to the reinsurance agreement was $44.39 billion and $48.25 billion as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, the Company ceded $5.69 billion and $6.15 billion, respectively, of life reserves to ERL. The Company also ceded life premiums to ERL in the amount of $270 million, $414 million and $518 million in 2025, 2024 and 2023, respectively. Accident and health reserves credit taken other than for unearned premium was $14 million and $15 million as of December 31, 2025 and 2024, respectively. Accident and health premiums ceded to ERL was $1 million, $1 million and $1 million in 2025, 2024 and 2023, respectively.
Master Retrocession Agreement with ERL
Effective September 1, 2023, the Company and ERL entered into a Master Retrocession Agreement (amended, restated or otherwise modified from time to time), whereby the Company may retrocede a quota share of any new assumed reinsurance transactions to ERL if the parties agree to execute an addendum to the Master Retrocession Agreement. Funds withheld under the Master Retrocession Agreement was $789 million and $355 million as of December 31, 2025 and 2024, respectively. Funds withheld expense was $32 million and $23 million in 2025 and 2024, respectively. The Company ceded $418 million, $124 million and $208 million of premiums to ERL under the Master Retrocession Agreement in 2025, 2024 and 2023, respectively. The Company ceded $777 million and $350 million of reserves to ERL under the Master Retrocession Agreement as of December 31, 2025 and 2024, respectively.
Master Retrocession Agreement with Herald Reinsurance Limited (“Herald Re”)
Effective April 1, 2024, the Company and Herald Re entered into a Master Retrocession Agreement (amended, restated or otherwise modified from time to time), whereby the Company may retrocede a quota share of any new assumed reinsurance transactions to Herald Re if the parties agree to execute an addendum to the Master Retrocession Agreement. Funds withheld under the Master Retrocession Agreement was $3.14 billion and $233 million as of December 31, 2025 and 2024, respectively. Funds withheld expense was $115 million and $10 million in 2025 and 2024, respectively. The Company ceded $2.75 billion and $224 million of premiums to Herald Re under the Master Retrocession Agreement in 2025 and 2024, respectively. The Company ceded $3.02 billion and $231 million of reserves to Herald Re under the Master Retrocession Agreement as of December 31, 2025 and 2024, respectively. Herald Re is a reinsurance company affiliated with Blackstone Inc. which (i) is the ultimate parent company of the general partners that manage Blackstone Private Equity Strategies Associates L.P. and Blackstone Private Equity Strategies Fund SICAV, investment funds that hold the indirect equity interests in Herald Re’s parent and (ii) is the ultimate parent company of the general partner that manages Everlake Holdings, LP.
Coinsurance and Modified Coinsurance Agreement with EAC
Effective January 1, 2017, the Company entered into a coinsurance agreement with EAC, whereby the Company assumed the guaranteed term business issued by EAC in 2015 through 2017, which was retroceded to ELIC Re pursuant to the Amended and Restated Coinsurance Agreement. As of December 31, 2025 and 2024, the Company assumed $534 million and $520 million, respectively, of life reserves attributable to this agreement. The Company also assumed premiums from EAC in the amount of $66 million, $64 million and $68 million in 2025, 2024 and 2023, respectively.
Effective December 1, 2020, the Company and EAC entered into a reinsurance agreement whereby EAC transferred assets of $184 million to the Company and ceded on a 100% coinsurance basis corresponding term life and universal life general account policy liabilities plus an adjustment for IMR of $12 million. Under the terms of the agreement, $25 million of variable life separate account liabilities were also assumed from EAC on a modified coinsurance basis. As of December 31, 2025 and 2024, the Company assumed $551 million and $466 million, respectively, of life reserves attributable to this agreement. The Company also assumed premiums from EAC in the amount of $211 million, $228 million and $248 million in 2025, 2024 and 2023, respectively.
The Company reported the following as payable to affiliates as of December 31:

($ in millions)	2025	2024
Everlake Services Company (“ESCO”)	$46	$35
Blackstone ISG-1 Advisors LLC (“BIS”)	33	15
Total	$79	$50
The Company had receivables of $10 million due from EAC as of December 31, 2025 and 2024. Intercompany receivable and payable balances are evaluated on an individual company basis. Net intercompany balances are generally settled quarterly.
Significant related party agreements
EPFB entered into a senior secured Credit Agreement (the “Credit Agreement”) with a third party lender, dated September 27, 2022 and maturing on September 27, 2037. The aggregate initial lender commitment is $900 million and borrowings may be used: (i) to finance Everlake Private Fund I, LLC’s origination and/or purchase of assets, (ii) to pay fees and expenses as specified in the Credit Agreement, (iii) to make distributions to the members of EPFB subject to the conditions in the Credit Agreement and (iv) to pay for general working capital purposes of EPFB and its subsidiaries. On June 27, 2025, the Credit Agreement with a third party lender was amended to increase the initial lender commitment of $900 million by an additional $150 million, and extend the maturity to September 27, 2040.
On November 1, 2021, the Company, Everlake Holdings, LP and certain of its affiliated companies entered into an Expense Sharing and Services Agreement to allow for the provision by ESCO and the affiliates of certain services and facilities to the Company, EAC and other affiliates from time to time.
On November 1, 2021, the Company and BIS entered into an Investment Management Agreement whereby BIS provides investment management services and advice. BIS is affiliated with Blackstone Inc., the ultimate parent company of the general partner that manages Everlake Holdings, LP. Everlake Holdings, LP is an investment fund and is the Company’s indirect parent. Investment structures originated and, in some cases, also managed by BIS, are classified as affiliated investments, however nearly all the underlying investments in the structures are not affiliated with BIS. As of December 31, 2025 and 2024, the affiliated investments with BIS under this Agreement were $6.98 billion and $6.81 billion, respectively.
Investments in subsidiaries, controlled or affiliated (“SCA”) entities
The Company has investments in the following 100% owned noninsurance subsidiaries (SSAP No. 97 8b(iii) entities): EIA, formerly known as Allstate International Assignments, Ltd, ESTC and EACO. The Company’s gross investment in EIA was $1 million as of December 31, 2025 and 2024. The Company’s gross investment in ESTC was $10 million and $8 million as of December 31, 2025 and 2024, respectively. The Company’s gross investment in EACO was $123 thousand and $127 thousand as of December 31, 2025 and 2024, respectively. Investments in EIA, ESTC and EACO were not admitted as of December 31, 2025 or 2024, therefore, they were excluded from Sub-2 filing requirements in 2025 and 2024.
As of December 31, 2025 and 2024, the Company determined its carrying value of its investment in EPFB as the value of the U.S. GAAP equity of EPFB as required by SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities. All

liabilities, commitments, contingencies, guarantees and obligations of EPFB, which are required to be recorded as liabilities, commitments, contingencies, guarantees and obligations under applicable accounting guidance, were reflected in the Company’s determination of the carrying value of its investment in EPFB.
The Company recognized impairment write-downs of $58 million related to its SCA entity investments in 2025.

($ in millions)
Asset Description	Number of Assets	Impairment Amount	Facts and Circumstances Leading to Impairment	How Fair Value was Determined
Limited partnership - classified as residual equity	12	$58	Fair value declined below book adjusted carrying value.	Fair value is determined based on the GAAP equity of the investment.
The Company did not recognize impairments related to its SCA entity investments in 2024 or 2023.
The Company did not have investments in SCA entities, partnerships, joint ventures or limited liability companies whose share of losses exceeded its reported investment as of December 31, 2025 or 2024.
8. Company Benefit Plans
The Company utilizes the services of ESCO employees. ESCO uses Insperity PEO Services, L.P. as its outsourced human resource and administrative service company. Insperity PEO Services, L.P. offers various benefits, including the Insperity 401(k) Plan, to eligible ESCO employees. The Company was allocated its share of the cost associated with these benefits. The Company’s allocated share of these benefits, before reinsurance, was $2 million, $2 million and $1 million in 2025, 2024 and 2023, respectively.
9. Capital and Surplus and Dividend Restrictions
Capital stock
The Company had 23,800 common shares authorized, issued and outstanding as of December 31, 2025 and 2024. All common shares had a par value of $227 per share. In addition, the Company had 3,000,000 shares of preferred stock authorized, but none issued and outstanding as of December 31, 2025 and 2024. All preferred stock shares had a par value of $100 per share.
Unassigned surplus
The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:

($ in millions)	2025	2024
Net unrealized capital gains (losses) less capital gains tax	$143	$344
Nonadmitted assets	$(35)	$(50)
AVR	$(547)	$(528)
Special surplus funds
The special surplus funds balance was $125 million and $142 million as of December 31, 2025 and 2024, respectively, and was related to the Company’s admitted net negative IMR. Refer to Note 19 - Net negative (disallowed) IMR for additional information related to the Company’s admitted net negative IMR.

Dividend restrictions
The ability of the Company to pay dividends is generally dependent on business conditions, income, cash requirements, receipt of dividends and other relevant factors. More specifically, the Illinois Insurance Code (“Code”) provides a two-step process. First, no dividend may be declared or paid except from earned (unassigned) surplus, as distinguished from contributed surplus, nor when the payment of a dividend reduces surplus below the minimum amount required by the Code, and surplus for determining whether a dividend may be declared shall not include unrealized appreciation from investments. Secondly, a determination of the ordinary versus extraordinary dividends that can be paid is formula based and considers net income and capital and surplus, as well as the timing and amounts of dividends paid in the preceding twelve months as specified by the Code. Dividends are not cumulative. Additionally, any dividend cannot result in capital and surplus being less than the minimum amount required by law. As of December 31, 2025, the Company cannot declare or pay dividends without the prior approval of the IL DOI because of its negative unassigned surplus position of $129 million excluding unrealized appreciation from investments.

10. Liabilities, Contingencies and Assessments
Contingent commitments - Off-balance-sheet financial instruments
The contractual amounts of off-balance sheet financial instruments as of December 31 were as follows:

($ in millions)	2025	2024
Commitments to invest in limited partnership interests	$1,035	$1,225
Commitments to invest in LIHTC property investments	$44	$112
Commitments to invest in private placement securities	$—	$46
Other loan commitments	$267	$361
The contractual amounts represent the amount at risk if the contract was fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. The Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.
Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. Commitments to invest in limited partnership interests included commitments to invest in real estate, which represent an agreement to provide additional capital for the development of real estate property. Commitments to invest in LIHTC limited partnership interests represent agreements to acquire new or additional participation in certain Low-Income Housing Tax Credits. Commitments to invest in private placement securities represent commitments to purchase private placement debt and private equity securities at a future date. The Company enters into these agreements in the normal course of business. Other loan commitments are agreements to lend to a borrower provided there is no violation of any conditions in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined amount.
Guaranty fund assessments
The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. As of December 31, 2025 and 2024, the Company had accrued $1 million for future guaranty fund assessments and the related premium tax offset expected to be received. Premium tax offsets are realized on a straight-line basis over the period allowed by each individual state once the guaranty fund assessment has been paid. The Company did not recognize an impairment loss on the premium tax offsets in 2025, 2024 or 2023.
Reconciliations of assets recognized from paid and accrued premium tax offsets and policy surcharges were as follows:

($ in millions)	2025	2024
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$4	$5
Decreases during the year	—	2
Increases during the year	—	1
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$4	$4

Liabilities and assets related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2025:

Discount rate applied				4.3%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:
($ in thousands)	Guaranty fund assessment		Related assets
Name of the insolvency	Undiscounted	Discounted	Undiscounted	Discounted
American Network Insurance Company	$3	$3	$3	$2
Penn Treaty Network America Insurance Company	$52	$23	$40	$20

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:
	Payables			Recoverables
Name of the insolvency	Number of Jurisdictions	Range of years	Weighted average number of years	Number of Jurisdictions	Range of years	Weighted average number of years
American Network Insurance Company	27	18-52	46	25	18-52	47
Penn Treaty Network America Insurance Company	18	34-48	43	16	34-48	44
Liabilities and assets related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2024:

Discount rate applied				4.3%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:
($ in thousands)	Guaranty fund assessment		Related assets
Name of the insolvency	Undiscounted	Discounted	Undiscounted	Discounted
American Network Insurance Company	$3	$3	$3	$2
Penn Treaty Network America Insurance Company	$54	$23	$42	$20

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:
	Payables			Recoverables
Name of the insolvency	Number of Jurisdictions	Range of years	Weighted average number of years	Number of Jurisdictions	Range of years	Weighted average number of years
American Network Insurance Company	27	20-54	48	25	20-54	49
Penn Treaty Network America Insurance Company	18	36-50	45	16	36-50	46

Guarantee agreements
The Company was a party to the following guarantee agreements as of December 31, 2025:

($ in millions)
1	2	3	4	5
Nature and circumstances of guarantee and key attributes, including date and duration of the agreement	Liability recognition of guarantee (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5)	Ultimate financial statement impact if action under the guarantee required	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specially noted	Current status of payment of performance risk of guarantee. Also provide additional discussion as warranted
With third parties
The Company guarantees the payment of certain settlement arrangements in the event LBL is unable to make such payments.	$6	Expenses	$6	There have been no payments made
The Company guarantees the payment of surrender proceeds for a specific block of universal life policies sold through LBL in the event LBL is unable to meet its obligation.	—	Expenses	—	In 2014, the Company made payments of $467 thousand to 4 policyholders that surrendered their policies.
The Company guarantees the payment of certain structured settlement arrangements and third party payment obligations intended to be qualified assignments, established by EACO and EIA and funded by annuities purchased from Allstate Life Insurance Company of New York (“ALNY”).	- (1)	Expenses	548	There have been no payments made
The Company guarantees the payment of certain structured settlement arrangements and third party payment obligations to injured parties and contingent recipients through certain reinsurance agreements in the event ALNY is unable to make such payments.	- (1)	Expenses	—	There have been no payments made
Total	$6		$554
(1) Guarantees relate to a previous wholly-owned subsidiary, ALNY, that continue to be maintained after the sale.
None of the agreements above contained recourse provisions that would enable the Company to recover amounts paid to third parties under the guarantees and there were no assets held by the Company as collateral under the agreements.
In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

Total guarantee obligations if performance under the guarantees had been triggered were as follows as of December 31:

($ in millions)	2025	2024
Aggregate maximum potential of future payments of all guarantees (undiscounted) the guarantor could be required to make under guarantees	$554	$575
Current noncontingent liabilities recognized	$6	$7
Current contingent liabilities recognized	$—	$—

Ultimate financial statement impact if action under the guarantee is required
Investments in SCA	$—	$—
Joint venture	—	—
Expense	554	575
Total	$554	$575
11. Debt
FHLB Agreements
On February 25, 2022, the Company received approval of membership in the FHLB. In connection with membership, the Company purchased $2 million of stock in the FHLB in 2024. In 2025, the Company purchased an additional net $10 million of stock. Acquisition of FHLB capital stock allows members to conduct business activity (borrowings) from an FHLB. These borrowings may take different forms such as debt or funding agreements. The Company may use advances or funding agreements in a manner consistent with the Company's general philosophy of managing its investments, balance sheet, and cash flows in a prudent and conservative manner. Cash advances may be used for investment spread strategies (recorded as funding agreements) or general operations should the need arise (recorded as debt). In 2025 and 2024, all cash advances were used for investment spread and duration extension opportunities. The Company will have borrowing capacity from the FHLB limited to (1) the amount of eligible assets to pledge and (2) 10% of net admitted assets. As of December 31, 2025 and 2024, the Company’s maximum borrowing capacity with FHLB is $1.47 billion and $1.66 billion, respectively. These maximum borrowing amounts are calculated based on the collateral posted with FHLB.
Aggregate totals of FHLB capital stock owned by the Company as of December 31 are as follows:

($ in millions)	Total	General Account	Separate Accounts
Current Year
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	—	—	—
Activity stock	17	17	—
Excess stock	—	—	—
Aggregate total	$17	$17	$—
Actual or Estimated Borrowing Capacity as Determined by the Insurer	$1,470	XXX	XXX

Prior year-end
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	7	7	—
Activity stock	—	—	—
Excess stock	—	—	—
Aggregate total	$7	$7	$—
Actual or Estimated Borrowing Capacity as Determined by the Insurer	$1,664	XXX	XXX

Amount borrowed from FHLB as of December 31 were as follows:

($ in millions)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Current Year
Debt	$—	$—	$—	$ XXX
Funding agreements	383	383	—	383
Other	—	—	—	XXX
Aggregate total	$383	$383	$—	$383

Prior year-end
Debt	$—	$—	$—	$ XXX
Funding agreements	145	145	—	145
Other	—	—	—	XXX
Aggregate total	$145	$145	$—	$145
Maximum amount borrowed from FHLB during 2025 were as follows:

($ in millions)	Total	General Account	Separate Accounts

Debt	$—	$—	$—
Funding agreements	383	383	—
Other	—	—	—
Aggregate total	$383	$383	$—
The Company does not have prepayment obligations under the above arrangements.
Amount of collateral pledged to FHLB as of December 31:

($ in millions)	Fair value	Carrying value	Aggregate total borrowing
Current year total General and Separate Accounts - Total collateral pledged	$2,008	$2,073	$383
Current year General Account - Total collateral pledged	$2,008	$2,073	$383
Current year Separate Accounts - Total collateral pledged	$—	$—	$—
Prior year-end total General and Separate Accounts - Total collateral pledged	$2,250	$2,372	$145
Maximum amount of collateral pledged to FHLB during the reporting period:

($ in millions)	Fair value	Carrying value	Amount borrowed at time of maximum collateral
Current year total General and Separate Accounts - Maximum collateral pledged	$2,069	$2,158	$383
Current year General Account - Maximum collateral pledged	$2,069	$2,158	$383
Current year Separate Accounts - Maximum collateral pledged	$—	$—	$—
Prior year-end total General and Separate Accounts - Maximum collateral pledged	$2,348	$2,466	$145
Repurchase Agreements Transactions Accounted for as Secured Borrowing
The Company is a party to secured financing transactions whereby certain securities are sold under repurchase agreements, in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities at agreed-upon dates specified in the agreements. Under the repurchase agreements the Company requires collateral equal to, at a minimum, 97 percent of the fair value of the transferred securities. Cash collateral received is invested in various securities and the offsetting collateral liabilities are classified as repurchase agreements and included in aggregate write-ins for liabilities.
The Company manages risk associated with repurchase agreements through counterparty selection and collateral requirements. Repurchase agreements remain subject to counterparty risk and risk of changes in the fair value of the transferred securities. Losses may be recognized if the counterparty defaults or if the fair value of the transferred securities decline to below the amount by which the Company is required to repurchase the securities. The Company manages these risks with collateral requirements and monitoring the fair value of the transferred securities for declines in fair value. If the Company believes there is a risk of sustained decline in fair value, the Company can repurchase securities immediately to limit losses.
To the extent that the maturity dates of the collateral liability do not match those of the reinvested assets, the Company has other sources of liquidity, including tradable securities, which could be used to return cash collateral. The sources of liquidity to be used to return cash collateral would be dependent upon current market conditions.
As of December 31, 2025, securities with a fair value of approximately $150 million were subject to repurchase agreements to secure amounts borrowed by the Company. Such securities are classified as bonds and other invested assets on the Company’s balance sheet and were disclosed as restricted assets in Note 3.
All repurchase agreements the Company had in 2025 were bilateral agreements.
The Company reported the following original (flow) and residual maturity for repurchase transactions in 2025:

($ in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Open - No maturity	$230	$155	$264	$277

Ending Balance
Open - No maturity	$155	$155	$264	$142
The Company reported the following securities sold under repurchase secured borrowing in 2025:

($ in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$313
Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
FV	$237	$164	$280	$282

Ending Balance
BACV	XXX	XXX	XXX	$145
Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
FV	$163	$164	$280	$150
The Company reported the following securities sold under repurchase secured borrowing by NAIC Designation as of December 31, 2025:

($ in millions)	NONE	NAIC 1	NAIC 2	NAIC 3
Ending Balance
ICO - BACV	$—	$88	$57	$—
Other invested assets - BACV	—	—	—	—
Total assets - BACV	$—	$88	$57	$—

ICO - FV	$—	$91	$59	$—
Other invested assets - FV	—	—	—	—
Total assets - FV	$—	$91	$59	$—

	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Ending Balance
ICO - BACV	$—	$—	$—	$—
Other invested assets - BACV	—	—	—	—
Total assets - BACV	$—	$—	$—	$—

ICO - FV	$—	$—	$—	$—
Other invested assets - FV	—	—	—	—
Total assets - FV	$—	$—	$—	$—

The Company reported the following collateral received under secured borrowing in 2025:

($ in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$230	$155	$264	$277
Securities (FV)	$—	$—	$—	$—

Ending Balance
Cash	$155	$155	$264	$142
Securities (FV)	$—	$—	$—	$—
The Company reported the following cash and non-cash collateral received under secured borrowing by NAIC Designation as of December 31, 2025:

($ in millions)	NONE	NAIC 1	NAIC 2	NAIC 3
Ending Balance
Cash	$142	$—	$—	$—
Total collateral assets - FV	$142	$—	$—	$—

	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Ending Balance
Cash	$—	$—	$—	$—
Total collateral assets - FV	$—	$—	$—	$—
The Company reported the following allocation of aggregate collateral by remaining contractual maturity as of December 31, 2025:

($ in millions)	Fair Value
Overnight and continuous	$160
30 days or less	$—
31 to 90 days	$—
> 90 days	$—
The Company reported the following allocation of aggregate collateral reinvested by remaining contractual maturity as of December 31, 2025:

($ in millions)	Amortized Cost	Fair Value
30 days or less	$—	$—
31 to 60 days	$—	$—
61 to 90 days	$—	$—
91 to 120 days	$—	$—
121 to 180 days	$—	$—
181 to 365 days	$—	$—
1 to 2 years	$—	$—
2 to 3 years	$—	$—
> 3 years	$160	$160
The Company reported the following liability to return collateral under secured borrowing in 2025:

($ in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash (Collateral - All)	$234	$164	$270	$143
Securities collateral (FV)	$—	$—	$—	$—

Ending Balance
Cash (Collateral - All)	$158	$160	$270	$143
Securities collateral (FV)	$—	$—	$—	$—

12. Reinsurance
For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of thirteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance. For information regarding related party reinsurance agreements, see Note 7.

Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015	Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria
July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life. In 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life
The estimated amount of the aggregate reduction in surplus, for agreements other than those under which the reinsurer may unilaterally cancel for reasons other than for nonpayment of premium or other similar credits, of termination of all reinsurance agreements, by either party, was $1 million and $2 million as of December 31, 2025 and 2024, respectively.
Effective September 1, 2023, the Company entered into a forward flow reinsurance agreement with a third-party insurer, Fidelity & Guaranty Life Insurance Company (“FGL”), whereby the Company assumes, on a coinsurance basis, certain multi-year guaranteed annuity (“MYGA”) contracts written by FGL. Effective January 1, 2025, the Company amended the forward flow reinsurance agreement with FGL to reinsure an inforce block of certain MYGA contracts written by FGL on or prior to December 31, 2024. The Company assumed premiums of $652 million and $568 million from FGL in 2025 and 2024, respectively. Reserves assumed from FGL were $1.91 billion and $1.22 billion as of December 31, 2025 and 2024, respectively.
Effective November 11, 2024, the Company entered into a forward flow reinsurance agreement with a third-party insurer, Minnesota Life Insurance Company (“MLI”), whereby the Company assumes, on a coinsurance basis, a variable quota share of certain fixed index annuity contracts written by MLI. The Company assumed premiums of $66 million and $11 million from MLI in 2025 and 2024, respectively. Reserves assumed by the Company from MLI were $78 million and $11 million as of December 31, 2025 and 2024, respectively.
Effective February 3, 2025, the Company entered into a forward flow funds withheld coinsurance agreement with a third-party insurer, New York Life Insurance and Annuity Corporation (“NYL”), whereby the Company assumes a variable quota share of new fixed annuity contracts written by NYL. The Company assumed premiums of $3.16 billion from NYL in 2025. Reserves assumed from NYL were $3.18 billion as of December 31, 2025.
Effective October 1, 2025, the Company entered into a forward flow reinsurance agreement with a third-party insurer, CMFG Life Insurance Company (“CMFG”), whereby the Company assumes, on a coinsurance basis, certain MYGA contracts written by CMFG. The Company assumed premiums of $65 million from CMFG in 2025. Reserves assumed from CMFG were $64 million as of December 31, 2025.
As of December 31, 2025, the gross life insurance in force was $266.55 billion of which $174.13 billion was ceded to affiliates and other unaffiliated reinsurers. As of December 31, 2024, the gross life insurance in force was $287.45 billion of which $191.48 billion was ceded to affiliates and other unaffiliated reinsurers.

The effects of reinsurance on premiums and annuity considerations, and benefits for the years ended December 31 were as follows:

($ in millions)	2025	2024	2023
Premiums and annuity considerations
Direct	$315	$342	$358
Assumed	4,763	1,459	1,532
Ceded	(3,750)	(976)	(868)
Premiums and annuity considerations, net of reinsurance	$1,328	$825	$1,022

($ in millions)	2025	2024	2023
Benefits
Direct	$1,744	$2,234	$2,111
Assumed	933	894	825
Ceded	(1,406)	(1,539)	(1,446)
Benefits, net of reinsurance	$1,271	$1,589	$1,490
Reserves assumed for all reinsurance agreements were $13.01 billion and $8.95 billion as of December 31, 2025 and 2024, respectively. Reinsurance receivables in the Statements of Financial Position were $113 million and $171 million as of December 31, 2025 and 2024, respectively. All related reserves are included in the Statements of Financial Position.
The Company did not write off uncollectible reinsurance balances in 2025. The Company wrote off reinsurance balances due from the following companies totaling $11 million in 2024 and 2023.

($ in millions)	2024	2023
Claims incurred	$—	$—
Claims adjustment expenses incurred	$—	$—
Premiums earned	$—	$—
Other	$11	$11

Company	Amount	Amount
Scottish Re (U.S.), Inc. (“SRUS”)	$11	$11
As of December 31, 2025 and 2024, the Company was subject to Actuarial Guideline XLVIII, which establishes uniform standards governing XXX or AXXX reserve financing arrangements for life insurance. There was one reinsurance contract under which covered policies were ceded by the Company. Funds consisting of primary security were held by the Company on a funds withheld basis in an amount at least equal to the required level of primary security. Other security was held in trust for the benefit of the Company in an amount at least equal to the portion of statutory reserves as to which primary security was not held.
The Company did not commute ceded reinsurance in 2025. The Company reported the following in its operations as a result of commutations of reinsurance in 2024 and 2023.

($ in millions)	2024	2023
Claims incurred	$—	$—
Claims adjustment expenses incurred (1)	$(4)	$(4)
Premiums earned	$2	$2
Other	$—	$—

Total by Company
Transamerica Financial Life Insurance Company	$(2)	$(2)
LBL	$—	$—
(1) Includes $4 million and $2 million of death benefits and $322 thousand and $2 million of increase in reserves for 2024 and 2023, respectively.
Net loss recognized as a result of commutations was $2 million in 2024 and 2023.

13. Direct Premium Written/Produced by Managing General Agents (“MGAs”)/Third Party Administrators (“TPAs”)
The aggregate amount of direct premiums written/produced by MGAs/TPAs for the year ended December 31, 2025, 2024 and 2023 was $315 million, $342 million and $358 million, respectively, which was greater than 5% of the Company’s surplus. AIC began providing administrative services to the Company on November 1, 2021 pursuant to a Transition Services Agreement entered into in connection with the sale of the Company. In accordance with the Master Services Agreement entered on November 22, 2021 with Transactions Applications Group, Inc., a wholly owned subsidiary of NTT DATA Services Holdings Corporation (“NTT Data”), administrative services provided by AIC are being transitioned to NTT Data over a multi-year period. The following table presents information for the MGA/TPA:

($ in millions)					Total Direct Premiums Written/Produced by
Name and Address of MGA/TPA	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted*	2025	2024	2023
AIC 3100 Sanders Road, STE 201 Northbrook, IL 60062	36-0719665	No	Individual life, group life, individual annuity, group annuity	C, CA, P, R	$121	$249	$299
Prudential Ins Company of America (“Prudential”) 751 Broad Street Newark, NJ 07102	22-1211670	No	Individual annuity, group annuity	C, CA, P, R	1	—	1
Driasi 7930 Century Boulevard Chanhassen, MN 55317	41-1430210	No	Individual life, group life, individual A&H, group A&H	C, CA, P, R	7	7	8
One Main Financial 601 N.W. 2nd Street Evansville, IN 47708		No	Individual life, group life, individual A&H, group A&H	C, CA, P, R	11	14	15
LifeCare Assurance Company 21600 Oxnard Street Woodland Hills, CA 91367	86-0388413	No	Individual A&H, group A&H	C, CA, P, R	1	10	1
NTT Data 777 Research Drive Lincoln, NE 68521	04-2437166	No	Individual life, group life, individual annuity, group annuity	C, CA, P	174	62	34
Total					$315	$342	$358

C- * C - Claims payment
CA - Claims adjustment
P - Premium collection
R - Reinsurance ceding

14. Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities by Withdrawal Characteristics
Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies were as follows as of December 31:

($ in millions)	2025
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
INDIVIDUAL ANNUITIES:
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$4,820	$—	$—	$4,820	36.3%
b. At book value less current surrender charge of 5% or more	488	—	—	488	3.6
c. At fair value	14	—	864	878	6.6
d. Total with market value adjustment or at fair value (total of a through c)	5,322	—	864	6,186	46.5%
e. At book value without adjustment (minimal or no charge or adjustment)	1,711	13	—	1,724	13.0
(2) Not subject to discretionary withdrawal	5,371	—	15	5,386	40.5
(3) Total (gross: direct + assumed)	12,404	13	879	13,296	100.0%
(4) Reinsurance ceded	6,516	—	—	6,516
(5) Total (net) (3) – (4)	$5,888	$13	$879	$6,780
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$—	$—	$—	$—

GROUP ANNUITIES:
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$65	$—	$—	$65	2.6%
b. At book value less current surrender charge of 5% or more	6	—	—	6	0.2
c. At fair value	—	—	1,249	1,249	49.3
d. Total with market value adjustment or at fair value (total of a through c)	71	—	1,249	1,320	52.1%
e. At book value without adjustment (minimal or no charge or adjustment)	529	—	—	529	20.9
(2) Not subject to discretionary withdrawal	674	—	9	683	27.0
(3) Total (gross: direct + assumed)	1,274	—	1,258	2,532	100.0%
(4) Reinsurance ceded	687	—	—	687
(5) Total (net) (3) – (4)	$587	$—	$1,258	$1,845
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$—	$—	$—	$—

DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	1	—	—	1	—
d. Total with market value adjustment or at fair value (total of a through c)	1	—	—	1	—%
e. At book value without adjustment (minimal or no charge or adjustment)	43	—	—	43	2.4
(2) Not subject to discretionary withdrawal	1,727	—	—	1,727	97.6
(3) Total (gross: direct + assumed)	1,771	—	—	1,771	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) – (4)	$1,771	$—	$—	$1,771
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$—	$—	$—	$—

($ in millions)	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
INDIVIDUAL ANNUITIES:
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$170	$—	$—	$170	1.8%
b. At book value less current surrender charge of 5% or more	1,243	—	—	1,243	12.9
c. At fair value	15	—	863	878	9.1
d. Total with market value adjustment or at fair value (total of a through c)	1,428	—	863	2,291	23.8%
e. At book value without adjustment (minimal or no charge or adjustment)	1,864	17	—	1,881	19.6
(2) Not subject to discretionary withdrawal	5,429	—	16	5,445	56.6
(3) Total (gross: direct + assumed)	8,721	17	879	9,617	100.0%
(4) Reinsurance ceded	3,432	—	—	3,432
(5) Total (net) (3) – (4)	$5,289	$17	$879	$6,185
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$—	$—	$—	$—

GROUP ANNUITIES:
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$77	$—	$—	$77	2.9%
b. At book value less current surrender charge of 5% or more	9	—	—	9	0.3
c. At fair value	—	—	1,251	1,251	46.9
d. Total with market value adjustment or at fair value (total of a through c)	86	—	1,251	1,337	50.1%
e. At book value without adjustment (minimal or no charge or adjustment)	592	1	—	593	22.2
(2) Not subject to discretionary withdrawal	730	—	10	740	27.7
(3) Total (gross: direct + assumed)	1,408	1	1,261	2,670	100.0%
(4) Reinsurance ceded	746	—	—	746
(5) Total (net) (3) – (4)	$662	$1	$1,261	$1,924
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$1	$—	$—	$1

DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	1	—	—	1	—
d. Total with market value adjustment or at fair value (total of a through c)	1	—	—	1	—%
e. At book value without adjustment (minimal or no charge or adjustment)	52	—	—	52	3.1
(2) Not subject to discretionary withdrawal	1,619	—	—	1,619	96.9
(3) Total (gross: direct + assumed)	1,672	—	—	1,672	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) – (4)	$1,672	$—	$—	$1,672
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities was as follows as of December 31:
($ in millions)	2025	2024
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$6,475	$5,951
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	—	—
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,771	1,672
Subtotal	$8,246	$7,623

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	2,150	2,158
Subtotal	2,150	2,158

Combined total	$10,396	$9,781

15. Analysis of Life Actuarial Reserves by Withdrawal Characteristics
Withdrawal characteristics of life actuarial reserves were as follows as of December 31:

($ in millions)	2025
	Account Value	Cash Value	Reserve
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$30	$91
Universal life	2,808	2,848	2,880
Universal life with secondary guarantees	2,566	2,269	3,532
Indexed universal life	26	26	26
Indexed universal life with secondary guarantees	1,140	935	991
Other permanent cash value life insurance	—	583	703
Variable universal life	90	89	89
Miscellaneous reserves	—	—	—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	2,526
Accidental death benefits	XXX	XXX	1
Disability – Active lives	XXX	XXX	2
Disability – Disabled lives	XXX	XXX	47
Miscellaneous reserves	XXX	XXX	382
Total (gross: direct + assumed)	6,630	6,780	11,270
Reinsurance ceded	2,289	2,360	5,646
Total (net)	$4,341	$4,420	$5,624

Separate Account Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$44	$44	$44
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—
Accidental death benefits	XXX	XXX	—
Disability – Active lives	XXX	XXX	—
Disability – Disabled lives	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—
Total (gross: direct + assumed)	44	44	44
Reinsurance ceded	—	—	—
Total (net)	$44	$44	$44

($ in millions)	2024
	Account Value	Cash Value	Reserve
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$29	$93
Universal life	2,941	2,941	3,011
Universal life with secondary guarantees	2,536	2,186	3,397
Indexed universal life	26	26	26
Indexed universal life with secondary guarantees	1,072	831	902
Other permanent cash value life insurance	—	582	708
Variable universal life	79	77	82
Miscellaneous reserves	—	—	—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	2,638
Accidental death benefits	XXX	XXX	1
Disability – Active lives	XXX	XXX	2
Disability – Disabled lives	XXX	XXX	44
Miscellaneous reserves	XXX	XXX	371
Total (gross: direct + assumed)	6,654	6,672	11,275
Reinsurance ceded	2,301	2,323	5,723
Total (net)	$4,353	$4,349	$5,552

Separate Account Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$46	$46	$46
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—
Accidental death benefits	XXX	XXX	—
Disability – Active lives	XXX	XXX	—
Disability – Disabled lives	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—
Total (gross: direct + assumed)	46	46	46
Reinsurance ceded	—	—	—
Total (net)	$46	$46	$46

Reconciliation of total life actuarial reserves was as follows as of December 31:
($ in millions)	2025	2024
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$5,387	$5,321
Exhibit 5, Disability – Active Lives Section, Total (net)	1	1
Exhibit 5, Disability – Disabled Lives Section, Total (net)	27	26
Exhibit 5, Miscellaneous Reserves Section, Total (net)	209	204
Subtotal	$5,624	$5,552

Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	44	46
Subtotal	44	46

Combined total	$5,668	$5,598

16. Premiums and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations, net of reinsurance, as of December 31 were as follows:

($ in millions)	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$82	$119	$90	$132
Total	$82	$119	$90	$132

17. Separate Accounts
The Company’s Separate Accounts were attributed to the following products/transactions as of December 31:

($ in millions)	2025		2024
Product/transaction	Legally insulated assets	Separate Account Assets (Not legally insulated)	Legally insulated assets	Separate Account Assets (Not legally insulated)
Variable annuity contracts	$2,139	$—	$2,142	$—
Variable life policies	46	—	49	—
Indexed variable annuity contracts	—	—	—	—
Total	$2,185	$—	$2,191	$—
The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts and registered with the Securities and Exchange Commission. As of December 31, 2025 and 2024, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated. Variable annuity and variable life business allow the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account’s funds may not meet their stated investment objectives. Variable annuity and variable life business is included in the Nonguaranteed Separate Accounts column of the following tables.
The assets and liabilities of indexed variable annuity contracts are also recorded as assets and liabilities of the Separate Accounts, however, they are not legally insulated from the General Account. The indexed variable annuity product is non-unitized and is registered with the SEC. Indexed variable annuity products provide the opportunity for the contractholder to invest for a specified length of 5, 7, or 10 years in one or more investment options linked to the S&P 500 and subject to a maximum and minimum investment performance which may be negative. Indexed variable annuity business is included in the Index column of the following tables.
Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $6 million, $9 million and $1 million in 2025, 2024 and 2023, respectively. The amount paid by the General Account for Separate Account guarantees for variable annuity products was $9 million, $16 million and $21 million in 2025, 2024 and 2023, respectively.
In connection with the disposal of the Company’s variable annuity business to Prudential, there is a modified coinsurance reinsurance agreement under which the Separate Account assets and liabilities remain in the Company’s Statements of Financial Position, but the related results of operations are fully reinsured to Prudential and presented net of reinsurance in the Statements of Operations. In contrast, assets supporting General Account liabilities, including the future rights and obligations related to benefit guarantees and fixed rate of return fund investments, have been transferred to Prudential under the coinsurance reinsurance provisions. The reinsurance agreements do not contain limits or indemnifications with regard to the insurance risk transfer, and transferred all of the future risks and responsibilities for performance in the underlying variable annuity contracts to Prudential, including those related to benefit guarantees and fixed rate of return fund investments, in accordance with SSAP No. 61. The Separate Accounts balances related to the modified coinsurance reinsurance with Prudential, including the assumed modified coinsurance reinsurance from LBL and American Maturity Life Insurance Company (“AML”), were $2.47 billion and $2.46 billion as of December 31, 2025 and 2024, respectively. The General

Account liability balances reinsured to Prudential under the coinsurance reinsurance were $731 million and $773 million as of December 31, 2025 and 2024, respectively, and consisted of the liabilities for fixed rate of return fund investments and benefit guarantees.
Information regarding the Company’s Separate Accounts as of December 31 was as follows:

($ in millions)	2025
	Index	Nonindexed Guarantee Less Than/Equal To 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2025	$—	$—	$—	$—	$—

Reserves as of December 31, 2025
For accounts with assets at:
Fair value	$13	$—	$—	$2,182	$2,195

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$13	$—	$—	$—	$13
At fair value	—	—	—	2,158	2,158
Subtotal	13	—	—	2,158	2,171
Not subject to discretionary withdrawal	—	—	—	24	24
Total	$13	$—	$—	$2,182	$2,195

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A	N/A

($ in millions)	2024
	Index	Nonindexed Guarantee Less Than/Equal To 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2024	$—	$—	$—	$—	$—

Reserves as of December 31, 2024
For accounts with assets at:
Fair value	$—	$—	$2,186	$18	$2,204

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$18	$18
At fair value	—	—	2,160	—	2,160
Subtotal	—	—	2,160	18	2,178
Not subject to discretionary withdrawal	—	—	26	—	26
Total	$—	$—	$2,186	$18	$2,204

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A	N/A

($ in millions)	2023
	Index	Nonindexed Guarantee Less Than/Equal To 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2023	$—	$—	$—	$1	$1

Reserves as of December 31, 2023
For accounts with assets at:
Fair value	$38	$—	$—	$2,101	$2,139

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$38	$—	$—	$—	$38
At fair value	—	—	—	2,076	2,076
Subtotal	38	—	—	2,076	2,114
Not subject to discretionary withdrawal	—	—	—	25	25
Total	$38	$—	$—	$2,101	$2,139

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A	N/A

Reconciliation of net transfers to or (from) the Separate Accounts for the year ended December 31 was as follows:
($ in millions)	2025	2024	2023
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$—	$—	$1
Transfers from Separate Accounts	320	297	292
Net transfers to (from) Separate Accounts	(320)	(297)	(291)

Reconciling adjustments:
Net transfers assumed from LBL pursuant to modified coinsurance agreement	(70)	(54)	(36)
Net transfers assumed from AML pursuant to modified coinsurance agreement	(2)	(1)	(1)
Net transfers assumed from EAC pursuant to modified coinsurance agreement	8	9	9
Net transfers assumed from Lincoln National Life pursuant to modified coinsurance agreement	(10)	(10)	—

Transfers as reported in the Statement of Operations	$(394)	$(353)	$(319)

18. Reconciliation to Annual Statement
The following reconciliation between the Company’s filed 2024 annual statement and the audited statutory-basis financial statements relates to an adjustment to reclassify $80 million of bonds sale proceeds from Benefits and loss related payments to Proceeds from investments sold, matured or repaid, and to remove the $80 million of bonds sale proceeds from the Bonds Transferred for Reinsurance Settlement in the Supplemental Disclosure of Cash Flow Information for Non-cash Transactions. The adjustment did not impact total capital and surplus.

Statement of Cash Flow
($ in millions)	As reported for the year ended December 31, 2024	Adjustment Increase (Decrease)	Corrected Amount
Cash from operations
Benefits and loss related payments	$1,466	$80	$1,546
Net cash from operations	$504	$(80)	$424

Cash from investments
Proceeds from investments sold, matured or repaid	$3,645	$80	$3,725
Net cash from investments	$48	$80	$128

Cash from financing and miscellaneous sources
Net cash from financing and miscellaneous sources	$(413)	$—	$(413)

Reconciliation of cash, cash equivalents and short-term investments
Net change in cash, cash equivalents and short-term investments	$139	$—	139
Cash, cash equivalents and short-term investments, beginning of year	542	—	542
Cash, cash equivalents and short-term investments, end of period	$681	$—	681

Supplemental disclosures for non-cash transactions
Bonds transferred for reinsurance settlement	$80	$(80)	$—
19. Other Items
Balances reasonably possible to be uncollectible
Agents’ balances receivable are 100% nonadmitted after the establishment of a valuation allowance. The allowance balance for admitted agents’ balances receivable, after reinsurance, was $59 thousand and $1 million as of December 31, 2025 and 2024, respectively.
Amount of insurance for gross premium less than net premiums
As of December 31, 2025 and 2024, the Company had $4.19 billion and $2.69 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standards of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $34 million and $27 million as of December 31, 2025 and 2024, respectively.
Other reserve changes for life and annuity contracts
The Company did not have other reserve changes in 2025.
In 2024, the Company’s aggregate reserves for life and annuity contracts were decreased by other reserve changes of $213 million. Other reserve changes in 2024 were as follows:

($ in millions)		Ordinary		Group
Item	Total	Life Insurance	Individual Annuities	Life Insurance	Annuities
Reclassification of certain immediate annuities	$(206)	$—	$(206)	$—	$—
Application of Actuarial Guideline 38	(7)	(7)	—	—	—
Total	$(213)	$(7)	$(206)	$—	$—

Certain immediate annuities were reclassified from life contingent to non-life contingent based on new data available in 2024 following an administration system conversion. The reclassification resulted in $206 million of reserves and interest being reclassified from life contingent immediate annuities to non-life contingent immediate annuities in the Statements of Financial Position as of December 31, 2024.
State and federal tax credits
The Company estimated the utilization of the remaining state and federal tax credits by projecting future premium taking into account policy growth and rate changes, projecting future tax liability based on projected premium, tax rates and tax credits, and comparing projected future tax liability to the availability of remaining state and federal tax credits.
State and federal tax credits admitted and nonadmitted, disaggregated by transferable/certificated and non-transferable as of December 31, 2025 were as follows:

($ in millions)	Total Admitted	Total Nonadmitted
State
Transferable	$—	$—
Non-transferable	$—	$—

Federal
Transferable	$—	$—
Non-transferable	$61	$—
Carrying value of state and federal tax credits, disaggregated by transferable/certificated and non-transferable, gross of any related tax liabilities by jurisdiction and in total as of December 31, 2025 were as follows:

($ in millions)
Description of Transferable and Non-transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount
Non-transferable - LIHTC	United States	$61	$61

Total		$61	$61
Total unused tax credits by jurisdiction, disaggregated by transferable/certificated and nontransferable as of December 31, 2025 were as follows:

($ in millions)
	Jurisdiction	Transferable/ Certificated	Non-transferable	Total
State		$—	$—	$—
Total	XXX	$—	$—	$—

Federal	XXX	—	61	61
	XXX
Total		$—	$61	$61
The Company’s commitment to purchase tax credits was $44 million as of December 31, 2025. The Company did not recognize any impairment loss related to the write-down as a result of impairment analysis of the carrying amount for state and federal tax credits in 2025.
Net negative (disallowed) IMR
The Company’s admitted net negative IMR was 9.3% and 10.0% of adjusted capital and surplus as of December 31, 2025 and 2024, respectively. The Company was not limited by the risk-based capital threshold test in 2025. The Company was limited by the threshold test requiring admitted IMR to be less than 10% of adjusted capital and surplus in 2024.

The following table summarizes the detail of the Company’s negative (disallowed) IMR as of December 31, 2025:

($ in millions)
	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
Negative (disallowed) IMR	$125	$125	$—	$—

Negative (disallowed) IMR admitted	$125	$125	$—	$—

Calculated adjusted capital and surplus	Total
Prior period General Account capital and surplus	$1,481
From prior period SAP financials:
Net positive goodwill (admitted)	$—
EDP equipment & operating system software (admitted)	$—
Net DTAs (admitted)	$—
Net negative (disallowed) IMR (admitted)	$137
Adjusted capital & surplus	$1,344

Percentage of adjusted capital and surplus	Total
Percentage of total net negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	9.3%

Allocated gains/losses to IMR from derivatives
General Account	Gains	Losses
Unamortized fair value derivative gains & losses realized to IMR – Prior period	$—	$—
Fair value derivative gains & losses realized to IMR – Added in current period	$—	$—
Fair value derivative gains & losses amortized over current period	$—	$—
Unamortized fair value derivative gains & losses realized to IMR – Current period total	$—	$—

Separate Account - Insulated	Gains	Losses
Unamortized fair value derivative gains & losses realized to IMR – Prior period	$—	$—
Fair value derivative gains & losses realized to IMR – Added in current period	$—	$—
Fair value derivative gains & losses amortized over current period	$—	$—
Unamortized fair value derivative gains & losses realized to IMR – Current period total	$—	$—

Separate Account - Non-Insulated	Gains	Losses
Unamortized fair value derivative gains & losses realized to IMR – Prior period	$—	$—
Fair value derivative gains & losses realized to IMR – Added in current period	$—	$—
Fair value derivative gains & losses amortized over current period	$—	$—
Unamortized fair value derivative gains & losses realized to IMR – Current period total	$—	$—

The following table summarizes the detail of the Company’s negative (disallowed) IMR as of December 31, 2024:

($ in millions)
	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
Negative (disallowed) IMR	$157	$157	$—	$—

Negative (disallowed) IMR admitted	$142	$142	$—	$—

Calculated adjusted capital and surplus	Total
Prior period General Account capital and surplus	$1,564
From prior period SAP financials:
Net positive goodwill (admitted)	$—
EDP equipment & operating system software (admitted)	$—
Net DTAs (admitted)	$—
Net negative (disallowed) IMR (admitted)	$142
Adjusted capital & surplus	$1,422

Percentage of adjusted capital and surplus	Total
Percentage of total net negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	100.0%

Allocated gains/losses to IMR from derivatives
General Account	Gains	Losses
Unamortized fair value derivative gains & losses realized to IMR – Prior period	$—	$—
Fair value derivative gains & losses realized to IMR – Added in current period	$7	$—
Fair value derivative gains & losses amortized over current period	$7	$—
Unamortized fair value derivative gains & losses realized to IMR – Current period total	$—	$—

Separate Account - Insulated	Gains	Losses
Unamortized fair value derivative gains & losses realized to IMR – Prior period	$—	$—
Fair value derivative gains & losses realized to IMR – Added in current period	$—	$—
Fair value derivative gains & losses amortized over current period	$—	$—
Unamortized fair value derivative gains & losses realized to IMR – Current period total	$—	$—

Separate Account - Non-Insulated	Gains	Losses
Unamortized fair value derivative gains & losses realized to IMR – Prior period	$—	$—
Fair value derivative gains & losses realized to IMR – Added in current period	$—	$—
Fair value derivative gains & losses amortized over current period	$—	$—
Unamortized fair value derivative gains & losses realized to IMR – Current period total	$—	$—
As of December 31, 2025, the Company attests to the following:
•Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies. There were no deviations from the policies.
•IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

•Asset sales that generated admitted net negative IMR were not compelled by liquidity pressures.
SRUS
On December 14, 2018, the Delaware Insurance Commissioner placed SRUS under regulatory supervision. On March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order in response to a petition filed by the Insurance Commissioner. That Order appointed the Delaware Insurance Commissioner as Receiver, imposed broad injunctions prohibiting cedents and other parties from enforcing contractual rights against SRUS during the rehabilitation proceeding, and directed the Receiver to take steps to rehabilitate SRUS subject to the Delaware insurance insolvency statute and approval by the Court. On May 3, 2023, the Receiver notified the Court that as a result of adverse developments, he had concluded that SRUS should be liquidated. On July 13, 2023, the Receiver filed a motion to convert the rehabilitation proceeding to a liquidation. On July 18, 2023, the Court granted that motion and entered a Liquidation and Injunction Order, which authorizes the receiver to liquidate SRUS’ business, provides broad injunctions barring actions against SRUS and its assets similar to the injunctions that were imposed under the Rehabilitation and Injunction Order, and establishes September 30, 2023 as the outside date on which all contracts under which SRUS reinsures cedents are deemed canceled and terminated.
On March 25, 2024, the Receiver filed two motions seeking approval of the Receiver’s proposed procedures governing the Proof of Claim process. On April 17, 2024, the Receiver filed a third motion seeking approval of the Receiver’s proposed procedures governing any disputes arising out of the Proof of Claim process concerning a claim’s valuation and/or priority classification. On June 14, 2024, the Company, along with other interested parties, filed a combined objection to the Receiver’s three motions seeking approval of the Receiver’s proposed procedures. On June 17, 2024, the Receiver filed a fourth motion seeking approval of the Receiver’s proposed final determination procedures governing the final determination of the priority class and value of all Proofs of Claims filed with the Receiver. On July 17, 2024, the Company, along with other interested parties, filed a combined objection to the Receiver’s fourth motion seeking approval of the Receiver’s proposed final determination procedures. On August 19, 2024, the Receiver filed a Reply to the combined objections. On October 25, 2024, the Company, along with other interested parties, filed a combined notice of outstanding objections concerning the Receiver’s proposed Proof of Claim procedures. On February 28, 2025, the Company joined other interested parties in certain arguments advanced in a combined brief in support of their objections to the Receiver’s motions. On March 21, 2025, the Receiver filed a Reply to the combined brief.
Following this contested process, the Court approved the Receiver’s proposed claims procedures, which establish two main claim categories: Cedent Reinsurance Claims (for amounts due to cedents for events before September 30, 2023, due by June 23, 2026) and General Claims (including all other claims, due by June 23, 2027).
As a result of the termination of reinsurance contracts under the Liquidation and Injunction Order, the Company recaptured $31 million of life and accident and health liabilities in 2023 and recognized an additional $11 million impairment of the Company's reinsurance recoverable from SRUS. Consistent with INT 23-04T, Life Reinsurance Liquidation Questions, the portion of the reinsurance recoverable attributed to previously ceded insurance reserves of $7 million was non-admitted as of December 31, 2025.
The Company’s reinsurance recoverable from SRUS after impairments and non-admitted recoveries was $26 million as of December 31, 2025 and 2024. The Company will continue to monitor the liquidation proceedings and will reevaluate the collectability of the reinsurance recoverable as new information becomes available.
Other contingencies
The Company is continuing to defend two putative class actions in California federal court, Holland-Hewitt v. Allstate Life Insurance Company (E.D. Cal., filed May 2020) and Farley v. LBL (E.D. Cal., filed Dec. 2020). In these cases, plaintiffs generally allege that the defendants failed to comply with certain California statutes which address contractual grace periods and lapse notice requirements for certain life insurance policies. Plaintiffs claim that these statutes apply to life insurance policies issued before the statutes' effective date. The plaintiffs seek damages and injunctive relief. Similar litigation is pending against other insurance carriers. In August 2021, the California Supreme Court in McHugh v. Protective Life, a matter involving another insurer, determined that the statutory notice requirements apply to life insurance policies issued before the statutes' effective date. In April 2023, the court in the Farley case certified a subclass of insureds and beneficiaries for purposes of seeking declaratory and injunctive relief that their life insurance policies were lapsed ineffectively and remain in-force. On May 3, 2023, LBL petitioned the United States Court of Appeals for the Ninth Circuit for interlocutory review of the district court's class certification order, pursuant to Federal Rule of Civil Procedure 23(f). On September 28, 2023, the Ninth Circuit granted the petition for review. On January 14, 2025, the Ninth Circuit heard argument in the Farley appeal. On August 29, 2025, the Ninth Circuit vacated the district court’s certification order. The plaintiff petitioned the Ninth Circuit for rehearing, and, on October 8, 2025, the Ninth Circuit denied the petition. Plaintiff's motion for class certification in the Holland-Hewitt matter remains pending before the district court judge after a recommendation was made from the magistrate judge to deny class certification. The Company asserts various defenses to the plaintiff's claims.
In March 2023, LBL was named in a putative class action Pham v. LBL (E.D. Cal., filed Mar. 2023), in which the plaintiff seeks damages on behalf of a putative class of beneficiaries of life insurance policies issued before the California statutes' effective dates, alleging that the defendants failed to comply with the statutory lapse notice requirements. The Company previously assumed responsibility for certain of the policies subject to the putative class as provided in certain reinsurance agreements and related administrative services agreements. The court partially granted the Company’s motion to dismiss the complaint, and the plaintiff filed an amended complaint in November 2023. The Company asserted various defenses to the plaintiff's claims and to class certification in its answer filed December 15, 2023. On December 5, 2025, Plaintiff filed a second amended complaint. On January 20, 2026, the Company moved to dismiss the second amended complaint. Briefing is pending on the motion.
In October 2024, Lincoln Benefit Life Company and Everlake Life Insurance Company were named in an action People of the State of California v. American General Life Insurance, et. al., filed by the City Attorney of San Diego in the Superior Court of California, San Diego County. The court dismissed Lincoln Benefit Life Company and Everlake Life Insurance Company without prejudice to plaintiff refiling separate complaints against each insurer. In August 2025, plaintiff filed new complaints in separate actions against Lincoln Benefit Life Company and Everlake Life Insurance Company. The actions, like others described above, allege that the defendants failed to comply with certain California statutes that address contractual grace periods and lapse notice requirements for certain life insurance policies. The action also asserts violations of California’s unclaimed property statutes, which include certain obligations to search for potential deaths and contact beneficiaries. As in other of the actions, plaintiff contends that the lapse statutes apply to life insurance policies issued before the statutes’ effective date. The Company previously assumed responsibility for certain of the Lincoln Benefit Life Company policies subject to this action as provided in certain reinsurance agreements and related administrative services agreements. Plaintiff seeks restitution, civil penalties, injunctive relief, interest, and attorney’s fees. The Company asserts various defenses to the claims. On November 7, 2025, the Company filed a demurrer and motion to strike certain allegations of the complaint. The court scheduled a hearing for June 5, 2026.
Following the consummation of the transactions contemplated by the Allstate Life Insurance Company Purchase Agreement entered with EUHC on January 26, 2021, decisions concerning the conduct of the Holland-Hewitt and Farley litigation matters described above, including as to strategy, settlement, pursuit and abandonment, will continue to be made by Allstate (subject to certain Everlake consultation and consent rights). In addition, Allstate has agreed to indemnify Everlake for any fees, expenses and damages incurred or imposed as a result of the Holland-Hewitt and Farley litigation matters. Everlake believes that Allstate also has the obligation to indemnify Everlake for any liability or defense costs arising in connection with the Pham and People of the State of California lawsuits. It is yet to be determined whether Allstate or Everlake will ultimately be responsible for the obligations.
In August 2025, a putative class action complaint entitled Cardona v. Everlake Life Insurance Company and Allstate Life Insurance Company, et al., was filed in California Superior Court, Riverside County. Plaintiff purports to represent a California-only state class based on general allegations that the Company did not factor in improved mortality in setting cost of insurance charges on its universal life policies; and that it has not raised interest rates on the policies consistent with its interest earnings. The complaint asserts claims for breach of contract, breach of the implied covenant of good faith and fair dealing, and violation of California’s Unfair Competition law. Plaintiff seeks unspecified damages along with declaratory and injunctive relief. The Company will file its response by the applicable deadline.
Any estimate of the possible loss or range of loss from these litigation matters cannot be made at this time.
Other
In connection with EAC’s plan to withdraw its New York license, the New York Department of Financial Services (“NYDFS”) required the Company to establish a custodial account for the protection of EAC’s New York issued business. As required by the NYDFS, the custodial account is to be maintained with a minimum amount of assets which may vary over time. As of December 31, 2025, the balance in the custodial account was $3 million.
20. Events Subsequent
An evaluation of subsequent events was made through March 25, 2026, the date the audited statutory-basis financial statements were available to be issued. There were no significant subsequent events requiring adjustment to or disclosure in the statutory-basis financial statements.

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EVERLAKE LIFE INSURANCE COMPANY
SCHEDULE I - SUMMARY OF INVESTMENTS
OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2025

($ in millions)	Cost	Fair value	Amount shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$112	$103	$112
States, municipalities and political subdivisions	259	230	259
Foreign governments	—	—	—
Hybrid securities	19	16	19
All other corporate bonds	8,765	8,170	8,765
Asset-backed securities	5,487	5,444	5,490
Mortgage-backed securities	806	816	806
Bank loans	6	7	6
Total fixed maturities	15,454	$14,786	15,457

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	17	17	17
Parent, subsidiaries and affiliates	64	55	55
Total equity securities	81	$72	72

Mortgage loans on real estate	4,011	3,870	4,009
Policy loans	579	579	579
Derivative instruments	106	227	174
Limited partnership interests	1,354	1,595	1,576
Other long-term investments	573	711	573
Receivables for securities	3	3	3
Cash, cash equivalents and short-term investments	907	907	907
Total investments	$23,068	$22,750	$23,350

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
None.